As filed with the Securities and Exchange Commission on March 17, 2003
                                              Securities Act File No. 333-102755
                                        Investment Company Act File No. 811-8476
===============================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           ________________________

                                   FORM N-2
                           ________________________

[X] Registration Statement under the Securities Act of 1933
[X] Pre-Effective Amendment No. 1
[  ] Post-Effective Amendment No.
                                    and/or

[X] Registration Statement under the Investment
    Company Act of 1940
[X] Amendment No. 8
                       (Check Appropriate Box or Boxes)
                           ________________________

                   THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              (Exact Name of Registrant as Specified in Charter)
                           ________________________

                             One Corporate Center
                           Rye, New York 10580-1434
                   (Address of Principal Executive Offices)

      Registrant's Telephone Number, Including Area Code: (800) 422-3554

                                Bruce N. Alpert
                   The Gabelli Global Multimedia Trust Inc.
                             One Corporate Center
                           Rye, New York 10580-1422
                                (914) 921-5100
                    (Name and Address of Agent for Service)
                           ________________________

                                       Copies to:

Richard T. Prins, Esq.               James McKee, Esq.                Cynthia G. Cobden, Esq.
 Skadden, Arps, Slate,   The Gabelli Global Multimedia Trust Inc.   Simpson Thacher & Bartlett
  Meagher & Flom LLP               One Corporate Center              425 Lexington Avenue
   Four Times Square             Rye, New York 10580-14    New York, New York  10017 New York, New York 10036
     (212) 735-3000                    (914) 921-5100                     (212) 455-2000

                                      ________________________

         Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

         If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

         It is proposed that this filing will become effective
         (check appropriate box)
         [X]  When declared effective pursuant to section 8(c).

         If appropriate, check the following box:
         [ ] This [post-effective] amendment designates a new effective date for a previously filed
         [post-effective amendment] [registration statement].

         [ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is [ ].

                           ________________________

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933



                                                                                  Proposed
                                                                 Proposed          Maximum
                                                                 Maximum           Aggregate
                                       Amount Being            Offering Price      Offering              Amount of
Title of Securities                     Registered               Per Share          Price (1)        Registration Fee (2)
-------------------                    ------------            --------------     -----------        --------------------
Series B ___% Cumulative               40,000 Shares                $25           $1,000,000                $92
Preferred Stock

Series C Auction Rate Cumulative       100 Shares                  $25,000        $2,500,000                $230
Preferred Stock


(1) Estimated solely for the purpose of calculating the registration fee.
(2) Previously paid.
                           ________________________

         The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said section 8(a), may determine.


                             CROSS-REFERENCE SHEET

       N-2 Item Number                                        Location in Part A (Caption)
-------------------------------------------------------------------------------------------------------------------

PART A

i.     Outside Front Cover................................    Outside Front Cover Page

ii.    Inside Front and Outside Back Cover
         Page.............................................    Outside Front Cover Page; Inside
                                                              Front Cover Page

iii.   Fee Table and Synopsis.............................    Not Applicable

iv.    Financial Highlights...............................    Financial Highlights

v.     Plan of Distribution...............................    Outside Front Cover Page; Sum
                                                              mary; Underwriting

vi.    Selling Shareholders...............................    Not Applicable

vii.   Use of Proceeds....................................    Use of Proceeds; Investment Ob
                                                              jectives and Policies

viii.  General Description of the
         Registrant.......................................    Outside Front Cover Page; Sum
                                                              mary; The Fund; Investment Objec
                                                              tives and Policies; Risk Factors &
                                                              Special Considerations; How the
                                                              Fund Manages Risk; Description of
                                                              Series B Preferred and Series C
                                                              Auction Rate Preferred; Anti-take
                                                              over Provisions of the Charter and
                                                              By-Laws

ix.    Management.........................................    Outside Front Cover Page; Sum
                                                              mary; Management of the Fund;
                                                              Custodian, Transfer Agent, Auc
                                                              tion Agent and Divi
                                                              dend-Disbursing Agent

x.     Capital Stock, Long-Term Debt,
         and Other Securities.............................    Outside Front Cover Page; Sum
                                                              mary; Investment Objectives and
                                                              Policies; Description of Series B
                                                              Preferred and Series C Auction
                                                              Rate Preferred; Description of Cap
                                                              ital Stock and Other Securities;
                                                              Taxation
xi.    Defaults and Arrears on Senior
         Securities.......................................    Not Applicable

xii.   Legal Proceedings..................................    Not Applicable

xiii.  Table of Contents of the Statement
         of Additional Information........................    Table of Contents of the Statement
                                                              of Additional Information

PART B                                     Location in Statement of
                                           Additional Information
-------------------------------------------------------------------------------


14.  Cover Page....................        Outside Front Cover Page

15.  Table of Contents.............        Outside Front Cover Page

16.  General Information and
      History......................        The Fund

17.  Investment Objectives and
      Policies.....................        Investment Objectives and Policies;
                                           Investment Restrictions

18.  Management....................        Management of the Fund

19.  Control Persons and Principal
      Holders of Securities........        Management of the Fund;
                                           Beneficial Owners

20.  Investment Advisory and Other
      Services.....................        Management of the Fund

21.  Brokerage Allocation and Other
      Practices....................        Portfolio Transactions

22.  Tax Status....................        Taxation

23.  Financial Statements..........        Financial Statements

PART C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.


                                    [flag]

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                  SUBJECT TO COMPLETION, DATED MARCH 17, 2003

PROSPECTUS                                                        [GABELLI LOGO]
                                  The Gabelli
                         Global Multimedia Trust Inc.

                 Shares, Series B % Cumulative Preferred Stock
                    (Liquidation Preference $25 per Share)

           Shares, Series C Auction Rate Cumulative Preferred Stock
                  (Liquidation Preference $25,000 per Share)

         The Gabelli Global Multimedia Trust Inc., or the Fund, is a closed-end non-diversified management investment company that has a primary investment objective of long-term growth of capital and a secondary investment objective of income. The Fund's investments are selected by its Investment Adviser, Gabelli Funds, LLC. The Fund invests primarily in common stock and in other debt or equity securities of foreign and domestic companies involved in the telecommunications, media, publishing and entertainment industries.

         This prospectus describes shares of the Fund's Series B % Cumulative Preferred Stock (the "Series B Preferred"), liquidation preference $25 per share. Dividends on shares of Series B Preferred issued within 30 days of the original Series B Preferred issue date are cumulative from such original issue date at the annual rate of % of the liquidation preference of $25 per share and are payable on March 26, June 26, September 26 and December 26 in each year, commencing on , 2003.

         This prospectus also describes shares of the Fund's Series C Auction Rate Cumulative Preferred Stock (the "Series C Auction Rate Preferred"), liquidation preference $25,000 per share. The dividend rate for the Series C Auction Rate Preferred will vary from dividend period to dividend period. The annual dividend rate for the initial dividend period for the Series C Auction Rate Preferred will be % of the liquidation preference of $25,000 per share. The initial dividend period is from the date of issuance through , 2003. For subsequent dividend periods, the Series C Auction Rate Preferred will pay dividends based on a rate set at auction, usually held weekly.

         The Fund offers by this prospectus, in the aggregate, $ million of preferred stock of either Series B Preferred, or Series C Auction Rate Preferred, or a combination of both series.

         Investing in our Series B Preferred or Series C Auction Rate Preferred involves risks. See "Risk Factors and Special Considerations"
beginning on page    .

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                                         Per Share of
                                   Per Share of                          Series C
                                   Series B                              Auction Rate
                                   Preferred          Total              Preferred          Total
Public Offering Price(1)           $                  $                  $                  $
Underwriting Discount(2)           $                  $                  $                  $
Proceeds to the Fund
(before expenses)(3)               $                  $                  $                  $


         (1)      Plus accumulated dividends, if any, from      .
         (2)      The Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.
         (3)      Offering expenses payable by the Fund are estimated at $     .
                                                 _________________

         The shares of Series B Preferred and/or Series C Auction Rate Preferred being offered by this prospectus are being offered by the underwriters listed in this prospectus, subject to prior sale, when, as and if accepted by them and subject to certain conditions. The Fund expects that delivery of any shares of Series B Preferred or Series C Auction

Rate Preferred will be made in book-entry form through the facilities of The Depository Trust Company ("DTC") on or about , 2003.

Salomon Smith Barney
                                                         Gabelli & Company, Inc.
March      , 2003

(Continued from previous page)

         Application has been made to list the Series B Preferred on the New York Stock Exchange. If offered, trading of the Series B Preferred on the New York Stock Exchange is expected to commence within 30 days of the date of this prospectus. Prior to this offering, there has been no public market for the Series B Preferred. See "Underwriting."

         The Series C Auction Rate Preferred will not be listed on an exchange. Investors may only buy or sell Series C Auction Rate Preferred through an order placed at an auction with or through a broker-dealer in accordance with the procedures specified in this prospectus or in a secondary market maintained by certain broker-dealers should those broker-dealers decide to maintain a secondary market. Broker-dealers are not required to maintain a secondary market in the Series C Auction Rate Preferred and a secondary market may not provide you with liquidity.

         The net proceeds of the offering, which are expected to be , will be invested in accordance with the Fund's investment objectives and policies. A portion of the net proceeds will be used to redeem all of the Fund's outstanding 7.92% Cumulative Preferred Stock, liquidation preference $25 per share (the "Series A Preferred"). See "Investment Objectives and Policies"
beginning on page    .

         The Fund expects that dividends paid on the Series B Preferred and Series C Auction Rate Preferred will consist of long-term capital gains (consisting of 20% federal tax rate capital gains from the sale of assets held longer than 12 months), ordinary income (including net investment income and short-term capital gains), and, in certain circumstances, a return of capital. Over the past one, three and five fiscal years ending December 31, 2002, the
distributions of taxable income by the Fund consisted of    %,    % and    %
long-termcapital gains. No assurance can be given, however, as to what percentage of the dividends paid on the Series B Preferred or Series C Auction Rate Preferred will consist of long-term capital gains, which are taxed at lower rates for individuals than ordinary income.

         Neither the Series B Preferred nor the Series C Auction Rate
Preferred may be issued unless it is rated Aaa by Moody's Investors Service, Inc. ("Moody's"). In addition, the Series C Auction Rate Preferred may not be issued unless it is also rated AAA by Fitch, Inc. ("Fitch"). In order to keep these ratings, the Fund will be required to maintain a minimum discounted asset coverage with respect to its outstanding Series B Preferred and Series C Auction Rate Preferred under guidelines established by each of Moody's and Fitch. See "Description of the Series B Preferred and Series C Auction Rate Preferred -- Rating Agency Guidelines." The Fund is also required to maintain a minimum asset coverage by the Investment Company Act of 1940, as amended
(the "1940 Act"). If the Fund fails to maintain any of these minimum asset coverage requirements, the Fund can at its option (and in certain circumstances must) require, in accordance with its Charter and the requirements of the 1940 Act, that some or all of its outstanding preferred stock, including the Series B Preferred and/or Series C Auction Rate
Preferred, be sold back to it (redeemed). Otherwise, prior to    , 2008 the
Series B Preferred will be redeemable at the option of the Fund only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company. Subject to certain notice and other requirements (including those set forth in Section 23(c) of the 1940 Act), the Fund at its
option may redeem (i) the Series B Preferred beginning on    , 2008 and (ii) the
Series C Auction Rate Preferred following the initial dividend period (so long as the Fund has not designated a non-call period). In the event the Fund redeems Series B Preferred such redemption will be for cash at a redemption price equal to $25 per share plus accumulated but unpaid dividends (whether or not earned or declared). In the event the Fund redeems Series C Auction Rate Preferred, such redemptions will be for cash, generally at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared), though in limited circumstances the Fund's Board of Directors may also declare a redemption premium.

         This prospectus concisely sets forth important information about the Fund that you should know before deciding whether to invest in Series B Preferred or Series C Auction Rate Preferred. You should read this prospectus and retain it for future reference.

         The Fund has also filed with the Securities Exchange Commission a
Statement of Additional Information, dated March    , 2003 (the "SAI"), which
contains additional information about the Fund. The SAI is incorporated by reference in its entirety into this prospectus. You can review the table of
contents of the SAI on page    of this prospectus. You may request a free copy
of the SAI by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or calling the Fund toll-free at (800) 422-3554. You may also obtain the SAI on the Securities and Exchange Commission's web site (http://www.sec.gov).

         Certain persons participating in the offering of Series B Preferred, in the event they are offered, may engage in transactions that stabilize, maintain or otherwise affect the market price of the Series B Preferred, including the entry of stabilizing bids, syndicate covering transactions or the imposition of penalty bids. For a description of these activities, see "Underwriting."

You should rely only on the information contained in or incorporated by reference into this prospectus. Neither the Fund nor the underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Summary........................................................................
Tax Attributes of Preferred Stock Dividends....................................
Financial Highlights...........................................................
Use of Proceeds................................................................
The Fund.......................................................................
Capitalization.................................................................
Investment Objectives and Policies.............................................
Risk Factors and Special
     Considerations............................................................
How the Fund Manages Risk......................................................
Management of the Fund.........................................................
Portfolio Transactions.........................................................
Dividends and Distributions....................................................
Description of Series B Preferred and Series C Auction Rate Preferred..........
The Auction of Series C Auction Rate Preferred ................................
Description of Capital Stock and Other Securities .............................
Taxation.......................................................................
Anti-takeover Provisions of the Charter and By-Laws............................
Custodian, Transfer Agent, Auction Agent and
     Dividend-Disbursing Agent.................................................
Underwriting...................................................................
Legal Matters..................................................................
Experts........................................................................
Additional Information.........................................................
Special Note Regarding Forward-Looking Statements..............................
Table of Contents of SAI.......................................................
Appendix A..................................................................A-1


                                    SUMMARY

         This is only a summary.  You should review the more detailed information contained in this prospectus and the SAI.

The Fund                                The Fund is a closed-end, non-diversified, management investment company that has been in operation since November 15, 1994.  The
                                        Fund was incorporated in Maryland on May 31, 1994.  The Fund's outstanding shares of common stock, par value $.001 per share, are listed and traded on the New York Stock Exchange ("NYSE").  As of
                                        December 31, 2002, the sum of the net assets of the Fund plus the liquidation value of the Fund's outstanding preferred stock ($
                                        million) was approximately $      million.  As of December 31, 2002,
                                        the Fund had outstanding 14,284,953 shares of common stock and
                                        926,025 shares of the Series A Preferred.  The Fund expects to redeem all of its outstanding Series A Preferred on March 28, 2003, or as soon thereafter as is practicable following the issuance of the preferred stock offered by this prospectus.

The Offering                            The Fund offers by this prospectus, in the aggregate, $      million of
                                        preferred stock of either Series B Preferred or Series C Auction Rate
                                        Preferred, or a combination of both such series.  The Series B Preferred and/or Series C Auction Rate Preferred are being offered by Salomon
                                        Smith Barney Inc. and Gabelli & Company, Inc. as underwriters.  Upon issuance, the Series B Preferred and the Series C Auction Rate
                                        Preferred will have equal seniority with respect to dividends and liquidation preference.  See "Description of the Series B Preferred and
                                        Series C Auction Rate Preferred."

                                        Series B Preferred.  The Fund is offering       shares of      % Series B
                                        Cumulative Preferred, par value $.001 per share, liquidation preference
                                        $25 per share, at a purchase price of $25 per share.  Dividends on the shares of Series B Preferred will accumulate from the date on which such shares are issued; provided, however, that any shares of Series B
                                        Preferred issued within 30 days of the original issue date of the series will accumulate dividends from the series' original date of issue.
                                        Application has been made to list the Series B Preferred on the New
                                        York Stock Exchange.

                                        Series C Auction Rate Preferred.  The Fund is offering       shares of
                                        Series C Auction Rate Preferred, par value $.001 per share, liquidation preference $25,000 per share at a purchase price of $25,000 per share, plus dividends, if any, that have accumulated from the commencement date of the dividend period during which such Series C Auction Rate
                                        Preferred is issued.

                                        The Series C Auction Rate Preferred will not be listed on an exchange.
                                        Instead, investors may buy or sell Series C Auction Rate Preferred in an auction by submitting orders to broker-dealers that have entered into an agreement with the auction agent and the Fund.

                                        Generally, investors in Series B Preferred or Series C Auction Rate
                                        Preferred will not receive certificates representing ownership of their shares.  The securities depository (DTC or any successor) or its nominee for the account of the investor's broker-dealer will maintain record ownership of the preferred stock shares in book-entry form.  An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of preferred stock.

Investment Objectives                   The Fund's primary investment objective is long-term growth of capital, primarily through investment in a portfolio of common stock and other securities of foreign and domestic companies involved in the telecommunications, media, publishing and entertainment industries.
                                        Income is a secondary objective of the Fund.  No assurance can be given that the Fund will achieve its investment objectives.  See
                                        "Investment Objectives and Policies."

Dividends
and Distributions                       Series B Preferred.  Dividends on the Series B Preferred, at the annual
                                        rate of      % of its $25 per share liquidation preference, are cumulative from the Series B Preferred's original issue date for any shares issued within 30 days of such original issue date and are payable, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, quarterly on March 26, June 26, September
                                        26 and December 26 in each year, commencing on      , 2003.  Any
                                        Series B Preferred issued later than 30 days following the original issue date will accumulate dividends from the date such shares are issued.

                                        Series  C Auction Rate Preferred.  The holders of Series C Auction
                                        Rate Preferred are entitled to receive cash dividends stated at annual rates of its $25,000 per share liquidation preference, that will vary from dividend period to dividend period.  The table below shows the dividend rate, the dividend payment date and the number of days for the initial dividend period on the Series C Auction Rate Preferred.


                                                                                  Dividend
                                                               Initial          Payment Date             Number of
                                                               Dividend          for Initial          Days of Initial
                                                                 Rate          Dividend Period        Dividend Period
                                                                 ----          ---------------        ---------------
                                        Series C
                                        Auction Rate
                                        Preferred.........        %                , 2003

                                        For subsequent dividend periods, the Series C Auction Rate Preferred will pay dividends based on a rate set at auctions, normally held weekly.  In most instances, dividends are payable weekly, on the first business day following the end of the dividend period.  If the day on which dividends otherwise would be paid is not a business day, then dividends will be paid on the first business day that falls after the end of the dividend period.  The Fund may, subject to certain conditions, designate special dividend periods of more (or less) than seven days.
                                        The dividend payment date for any such special dividend period will be set out in the notice designating the special dividend period.
                                        Dividends on shares of Series C Auction Rate Preferred will be cumulative from the date such shares are issued and will be paid out of legally available funds.

                                        In no event will the dividend rate set at auction for the Series C
                                        Auction Rate Preferred exceed the then-maximum rate.  The maximum rate means (i) in the case of a dividend period of 184 days or less, the applicable percentage of the "AA" Financial Composite Commercial
                                        Paper Rate on the date of such auction determined as set forth in the following chart based on the lower of the credit ratings assigned to the
                                        Series C Auction Rate Preferred by Moody's and Fitch or (ii) in the
                                        case of a dividend period of longer than 184 days, the applicable percentage of the Treasury Index Rate.

                                                                                                  Applicable
                                        Moody's Credit Rating      Fitch Credit Rating            Percentage
                                        ---------------------      -------------------            ----------
                                            Aa3 or higher             AA- or higher                  150%
                                               A3 to A1                  A- to A+                    175%
                                             Baa3 to Baa1              BBB- to BBB+                  250%
                                              Below Baa3                Below BBB-                   275%

                                        See "Description of the Series B Preferred and Series C Auction Rate
                                        Preferred -- Dividends on the Series C Auction Rate Preferred --
                                        Maximum Rate."  For example, calculated as of September 30, 2002 and December 31, 2002, respectively, the maximum rate for the Series
                                        C Auction Rate Preferred (assuming a rating of Aa3 or above by
                                        Moody's and AA- or above by Fitch) would have been approximately
                                        2.57% and 1.92%, for dividend periods of 90 days, and approximately
                                        2.90% and 2.57% for dividend periods of two years.*  There is no minimum applicable rate with respect to any dividend period.
--------------
*   Dividend periods presented for illustrative purposes only.
    Actual dividend periods may be of greater or lesser duration.

                                        Any designation of a special dividend period will be effective only if, among other things, proper notice has been given, the auction immedi-
                                        ately preceding the special dividend period was not a failed auction and the Fund has confirmed that it has assets with an aggregate discounted value at least equal to the Basic Maintenance Amount (as defined in the applicable rating agency guidelines).  See "Description of the Series B
                                        Preferred and Series C Auction Rate Preferred -- Dividends on the
                                        Series C Auction Rate Preferred" and "The Auction of Series C
                                        Auction Rate Preferred."

                                        Preferred Stock Dividends.  Under current law, all preferred stock of the Fund must have the same seniority as to the payment of dividends.
                                        Accordingly, no full dividend will be declared or paid on any series of preferred stock of the Fund for any dividend period, or part thereof, unless full cumulative dividends due through the most recent dividend payment dates therefor for all series of outstanding preferred stock of the Fund are declared and paid.  If full cumulative dividends due have not been declared and paid on all outstanding shares of preferred stock of the Fund ranking on a parity with the Series B Preferred and/or
                                        Series C Auction Rate Preferred as to the payment of dividends, any dividends being paid on the shares of such preferred stock (including any outstanding Series B Preferred and Series C Auction Rate
                                        Preferred) will be paid as nearly pro rata as possible in proportion to the respective amounts of dividends accumulated but unpaid on each such series of preferred stock on the relevant dividend payment date.

                                        In the event that for any calendar year the total distributions on shares of the Fund's preferred stock exceed the Fund's net investment income and net capital gain allocable to those shares, the excess distributions will generally be treated as a tax-free return of capital (to the extent of the stockholder's tax basis in his or her shares).  The amount treated as a tax-free return of capital will reduce a stockholder's adjusted basis in his or her shares of preferred stock, thereby increasing the stockholder's potential gain or reducing his or her potential loss on the sale of the shares.

                                        Common Stock. For the fiscal year ending December 31, 2002, the
                                        Fund did not pay distributions on its common stock.  [The Fund had not previously failed to make an annual distribution with respect to its
                                        common shares since      .]

Auction Procedures                      You may buy, sell or hold Series C Auction Rate Preferred in the auction.  The following is a brief summary of the auction procedures, which are described in more detail elsewhere in this prospectus and in the SAI.  These auction procedures are complicated, and there are exceptions to these procedures.  Many of the terms in this section have a special meaning as set forth in this prospectus or the SAI.

                                        The auctions determine the dividend rate for the Series C Auction Rate
                                        Preferred, but each dividend rate will not be higher than the then-
                                        maximum rate.  See "Description of the Series B Preferred and Series

                                        C Auction Rate Preferred -- Dividends on the Series C Auction Rate
                                        Preferred."

                                        If you own shares of Series C Auction Rate Preferred, you may instruct your broker-dealer to enter one of three kinds of order in the auction with respect to your shares: sell, bid and hold.

                                        If you enter a sell order, you indicate that you want to sell Series C
                                        Auction Rate Preferred at $25,000 per share, no matter what the next dividend period's rate will be.

                                        If you enter a bid (or "hold at a rate") order, which must specify a dividend rate, you indicate that you want to sell Series C Auction Rate
                                        Preferred only if the next dividend period's rate is less than the rate you specify.

                                        If you enter a hold order you indicate that you want to continue to own
                                        Series C Auction Rate Preferred, no matter what the next dividend period's rate will be.

                                        You may enter different types of orders for different portions of your
                                        Series C Auction Rate Preferred.  You may also enter an order to buy additional Series C Auction Rate Preferred.  All orders must be for whole shares.  All orders you submit are irrevocable.  There is a fixed number of Series C Auction Rate Preferred shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, the rating of the Series C Auction Rate Preferred and general economic conditions including current interest rates.  If you own Series C Auction Rate
                                        Preferred and submit a bid for them higher than the then-maximum rate, your bid will be treated as a sell order.  If you do not enter an order, the broker-dealer will assume that you want to continue to hold
                                        Series C Auction Rate Preferred, but if you fail to submit an order and the dividend period is longer than 28 days, the broker-dealer will treat your failure to submit a bid as a sell order.

                                        If you do not then own Series C Auction Rate Preferred, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at $25,000 per share at or above the dividend rate you specify.  If you bid for shares you do not already own at a rate higher than the then-maximum rate, your bid will not be considered.

                                        Broker-dealers will submit orders from existing and potential holders of Series C Auction Rate Preferred to the auction agent.  Neither the
                                        Fund nor the auction agent will be responsible for a broker-dealer's failure to submit orders from existing or potential holders of Series C
                                        Auction Rate Preferred.  A broker-dealer's failure to submit orders for
                                        Series C Auction Rate Preferred held by it or its customers will be treated in the same manner as a holder's failure to submit an order to the broker-dealer.  A broker-dealer may submit orders to the auction agent for its own account.  The Fund may not submit an order in any auction.

                                        The auction agent after each auction for the Series C Auction Rate
                                        Preferred will pay to each broker-dealer, from funds provided by the
                                        Fund, a service charge equal to, in the case of any auction immediately preceding a dividend period of less than one year, the product of (i) a fraction, the numerator of which is the number of days in such dividend period and the denominator of which is 365, times (ii) 1/4 of 1%, times
                                        (iii) $25,000, times (iv) the aggregate number of Series C Auction Rate
                                        Preferred shares placed by such broker-dealer at such auction or, in the case of any auction immediately preceding a dividend period of one year or longer, a percentage of the purchase price of the Series C
                                        Auction Rate Preferred placed by the broker-dealers at the auction agreed to by the Fund and the broker-dealers.

                                        If the number of Series C Auction Rate Preferred shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is at least equal to the number of Series C
                                        Auction Rate Preferred shares subject to sell orders, then the dividend rate for the next dividend period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential holders, would result in existing and potential holders owning all the Series C Auction Rate Preferred available for purchase in the auction.

                                        If the number of Series C Auction Rate Preferred shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is less than the number of Series C Auction
                                        Rate Preferred shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate.  In that event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the Series C Auction Rate Preferred for which they submitted sell orders.

                                        The auction agent will not consider a bid above the then-maximum rate.  The purpose of the maximum rate is to place an upper limit on dividends with respect to the Series C Auction Rate Preferred and in so doing to help protect the earnings available to pay dividends on common shares, and to serve as the dividend rate in the event of a failed auction (that is, an auction where there are more shares of Series
                                        C Auction Rate Preferred offered for sale than there are buyers for those shares).

                                        If broker-dealers submit or are deemed to submit hold orders for all outstanding Series C Auction Rate Preferred, the auction is considered an "all hold" auction and the dividend rate for the next dividend period will be the "all hold rate," which is 80% of the then-current "AA"
                                        Financial Composite Commercial Paper Rate.

                                        The auction procedures include a pro rata allocation of Series C
                                        Auction Rate Preferred shares for purchase and sale.  This allocation process may result in an existing holder selling, or a potential holder buying, fewer shares than the number of Series C Auction Rate
                                        Preferred shares in its order.  If this happens, broker-dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

                                        Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through DTC.  Purchasers will pay for their Series C Auction Rate
                                        Preferred through broker-dealers in same-day funds to DTC against delivery to the broker-dealers.  DTC will make payment to the sellers'
                                        broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds.
                                        As used in this prospectus, a business day is a day on which the NYSE is open for trading, and which is not a Saturday, Sunday or any other day on which banks in New York City are authorized or obligated by law to close.

                                        The first auction for Series C Auction Rate Preferred will be held on
                                            , 2003, the business day preceding the dividend payment date for the initial dividend period.  Thereafter, except during special dividend periods, auctions for Series C Auction Rate Preferred normally will be held every Tuesday (or the next preceding business day if Tuesday is a holiday), and each subsequent dividend period for the Series C
                                        Auction Rate Preferred normally will begin on the following Wednes day.

                                        If an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an auction date not to be a business day, then the length of the then-current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events), the applicable rate for such period will be the applicable rate for the then-current dividend period so extended and the dividend payment date for such dividend period will be the first business day immediately succeeding the end of such period.  See "The Auction of Series C Auction Rate Preferred."

Potential Tax Benefit
to Certain Investors                    Most individuals pay federal income tax at a lower rate on long term capital gains than on ordinary income and short-term capital gains.  For individuals in the highest tax brackets this differential currently can be as great as 18.6%, the difference between 38.6% on ordinary income and short-term capital gains and 20.0% on long-term capital gains.  In accordance with the current view of the Internal Revenue Service, the
                                        Fund intends to allocate its net long-term capital gain and ordinary income (including net short-term capital gain and investment income)
                                        proportionately between its common stock and preferred stock.  Over the past one, three and five fiscal years ending December 31, 2002, the
                                        distributions of taxable income by the Fund consisted of      %,      %,
                                        and       % long-term capital gains.  If the Fund is able in future years to continue to pay a portion of its distributions in the form of long-term capital gain distributions, most individual investors will accordingly realize a tax benefit and pay a lower rate of federal income tax on their
                                        Series B Preferred and/or Series C Auction Rate Preferred dividends than if the Fund did not distribute long-term capital gains.  No assurance can be given as to what, if any, portion of the Fund's dividends in future years will consist of long-term capital gains.  See
                                        "Tax Attributes of Preferred Stock Dividends."

Rating and Asset
Coverage Requirements                   Series B Preferred.  Before it can be issued, the Series B Preferred must receive a rating of Aaa from Moody's.  The Fund's Articles
                                        Supplementary setting forth the rights and preferences of the Series B
                                        Preferred contain certain tests that the Fund must satisfy to obtain and maintain a rating of Aaa  from Moody's on the Series B Preferred.  See
                                        "Description of the Series B Preferred and Series C Auction Rate
                                        Preferred-- Rating Agency Guidelines."

                                        Series C Auction Rate Preferred.  Before it can be issued, the Series C
                                        Auction Rate Preferred must receive both a rating of Aaa from Moody's and a rating of AAA from Fitch.  As with the Series B Preferred, the
                                        Articles Supplementary of the Fund setting forth the rights and preferences of the Series C Auction Rate Preferred contain certain tests that the Fund must satisfy to obtain and maintain a rating of Aaa from
                                        Moody's and AAA from Fitch.  See "Description of the Series B
                                        Preferred and Series C Auction Rate Preferred -- Rating Agency
                                        Guidelines."

                                        Asset Coverage Requirements.  Under the asset coverage tests to which each of the Series B Preferred and/or Series C Auction Rate Preferred
                                        is subject, the Fund is required to maintain (i) assets having in the aggregate a discounted value greater than or equal to a Basic Mainte nance Amount (as defined under "Description of the Series B Preferred and Series C Auction Rate Preferred -- Rating Agency Guidelines")
                                        for each such series calculated pursuant to the applicable rating agency guidelines and (ii) an asset coverage of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act)
                                        with respect to all outstanding preferred stock of the Fund, including the Series B Preferred and the Series C Auction Rate Preferred.  See
                                        "Description of the Series B Preferred and Series C Auction Rate
                                        Preferred -- Asset Maintenance Requirements."

                                        The Fund estimates that if the shares offered hereby had been issued and sold as of March 1, 2003, the asset coverage under the 1940 Act
                                        would have been approximately      % immediately following such
                                        issuance and sale (after giving effect to the deduction of the underwrit ing discounts and estimated offering expenses for such shares of $
                                        and assuming the redemption of the Funds outstanding Series A
                                        Preferred.)  The asset coverage would have been computed as follows:

                                               value of Fund assets less liabilities not constituting senior
                                               securities ($     ) / senior securities representing indebtedness
                                               plus liquidation preference of each class of preferred stock
                                               ($   ), expressed as a percentage =      %.

                                        The Articles Supplementary for each of the Series B Preferred and the
                                        Series C Auction Rate Preferred, which contain the technical provi sions of the various components of the asset coverage tests, have been filed as exhibits to this registration statement and may be obtained through the web site of the SEC (http://www.sec.gov).

Mandatory
Redemption                              The Series B Preferred and the Series C Auction Rate Preferred may be
                                        subject to mandatory redemption by the Fund to the extent the Fund fails to maintain the asset coverage requirements in accordance with the rating agency guidelines or the 1940 Act described above and does not cure such failure by the applicable cure date.  If the Fund redeems preferred stock mandatorily, it may, but is not required to, redeem a sufficient number of shares of preferred stock so that after the redemption the Fund exceeds the asset coverage required by each of the applicable rating agency guidelines and the 1940 Act by 10%.

                                        With respect to the Series B Preferred, any such redemption will be made for cash at a redemption price equal to $25 per share plus accumulated and unpaid dividends (whether or not earned or declared)
                                        to the redemption date.

                                        With respect to the Series C Auction Rate Preferred, any such redemption will be made for cash at a redemption price equal to
                                        $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the redemption date fixed for redemption, plus, in the case of Series C Auction Rate
                                        Preferred having a dividend period of more than one year, any applicable redemption premium determined by the Board of Directors.
                                        See "Description of the Series B Preferred and Series C Auction Rate
                                        Preferred -- Mandatory Redemption."

                                        In the event of a mandatory redemption, such redemption will be made from the Series B Preferred, the Series C Auction Rate Preferred or
                                        other preferred stock of the Fund in such proportions as the Fund may determine, subject to the limitations of the 1940 Act and Maryland law.

Optional Redemption                     Subject to the limitations of the 1940 Act and Maryland law, the Fund may, at its option, redeem the Series B Preferred and/or the Series C
                                        Auction Rate Preferred as follows:

                                        Series B Preferred.  Commencing      , 2008 and at any time thereafter,
                                        the Fund at its option may redeem the Series B Preferred, in whole or in part, for cash at a redemption price per share equal to $25 plus accumulated and unpaid dividends (whether or not earned or declared)
                                        to the redemption date.  If fewer than all of the shares of the Series B
                                        Preferred are to be redeemed, any such redemption of Series B
                                        Preferred shares will be made pro rata in accordance with the number
                                        of such shares held.  Prior to      , 2008 the Series B Preferred will be
                                        subject to optional redemption by the Fund at the redemption price only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company.  See "Description of the
                                        Series B Preferred and Series C Auction Rate Preferred  -- Redemp
                                        tion -- Optional Redemption of the Series B Preferred."

                                        Series C Auction Rate Preferred.  The Fund generally may redeem
                                        Series C Auction Rate Preferred, in whole or in part, at any time other than during a non-call period.  The Fund may declare a non-call period during a dividend period of more than seven days.  If fewer than all of the shares of the Series C Auction Rate Preferred are to be redeemed, any such redemption of Series C Auction Rate Preferred shares will be made pro rata in accordance with the number of such shares held.  See
                                        "Description of the Series B Preferred and Series C Auction Rate
                                        Preferred -- Redemption -- Optional Redemption of the Series C
                                        Auction Rate Preferred."

                                        The redemption price per Series C Auction Rate Preferred share will equal $25,000 plus an amount equal to any accumulated but unpaid dividends thereon (whether or not earned or declared) to the redemp tion date, plus, in the case of Series C Auction Rate Preferred having a dividend period of more than one year, any redemption premium applicable during such dividend period.  See "Description of the Series
                                        B Preferred and Series C Auction Rate Preferred -- Redemption --
                                        Optional Redemption of the Series C Auction Rate Preferred."

                                        The Fund's outstanding Series A Preferred is redeemable at any time at the option of the Fund.  Such redemptions are subject to the
                                        limitations of the 1940 Act and Maryland law.   See "Description of the
                                        Series B Preferred and Series C Auction Rate Preferred -- Redemp
                                        tion."  The Fund expects to redeem all of its outstanding Series A
                                        Preferred on March 28, 2003, or as soon thereafter as is practicable following the issuance of the preferred stock offered by this prospectus.


Voting Rights                           At all times, holders of shares of the Fund's preferred stock outstanding
                                        (including the Series B Preferred and/or Series C Auction Rate
                                        Preferred), voting as a single class, will be entitled to elect two members of the Fund's Board of Directors, and holders of the preferred stock and common stock, voting as a single class, will elect the remaining directors.  However, upon a failure by the Fund to pay dividends on any of its preferred stock in an amount equal to two full years' dividends, holders of the preferred stock, voting as a single class, will have the right to elect the smallest number of directors that would then constitute a majority of the directors until all cumulative dividends on all shares of preferred stock have been paid or provided for.
                                        Holders of outstanding shares of Series B Preferred, Series C Auction
                                        Rate Preferred and any other preferred stock will vote separately as a class on certain other matters, as required under the applicable Articles
                                        Supplementary, the 1940 Act and Maryland law.  Except as otherwise indicated in this prospectus and as otherwise required by applicable law, holders of Series B Preferred and/or Series C Auction Rate
                                        Preferred will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of common stock and any other preferred stock as a single class.  See "Description of the Series B Preferred and Series C Auction
                                        Rate Preferred -- Voting Rights."

Liquidation
Preference                              The liquidation preference of each share of Series B Preferred is $25.
                                        The liquidation preference of the Series C Auction Rate Preferred is
                                        $25,000 per share.  Upon liquidation, preferred stock shareholders will be entitled to receive the liquidation preference with respect to their shares of preferred stock plus an amount equal to accumulated but unpaid dividends with respect to such shares (whether or not earned or declared) to the date of distribution.  See "Description of the Series B
                                        Preferred and Series C Auction Rate Preferred-- Liquidation Rights."

Use of Proceeds                         The Fund will use the net proceeds from the offering to purchase additional portfolio securities in accordance with its investment objectives and policies.  A portion of the net proceeds will also be used to redeem all of the Fund's outstanding Series A Preferred. See "Use of
                                        Proceeds."

Listing of the Series B
Preferred                               Prior to its being offered, there has been no public market for the Series
                                        B Preferred.  Following its issuance (if issued), the Series B Preferred is expected to be listed on the New York Stock Exchange.  However, during an initial period which is not expected to exceed 30 days after the date of its initial issuance, the Series B Preferred will not be listed on any securities exchange.

Limitation on Secondary
Market Trading of the
Series C Auction Rate
Preferred                               The Series C Auction Rate Preferred will not be listed on an exchange.
                                        Broker-dealers may, but are not obliged to, maintain a secondary trading market in Series C Auction Rate Preferred outside of auctions.
                                        There can be no assurance that a secondary market will provide owners with liquidity.  You may transfer Series C Auction Rate Preferred outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or other persons as the Fund permits.

Special Characteristics
and Risks                               Risk is inherent in all investing.  Therefore, before investing in Series
                                        B Preferred or Series C Auction Rate Preferred you should consider the risks carefully.

                                        Series B Preferred.  Primary risks associated with an investment in the
                                        Series B Preferred include:

                                        The market price for the Series B Preferred will be influenced by changes in interest rates, the perceived credit quality of the Series B
                                        Preferred and other factors.

                                        During an initial period which is not expected to exceed 30 days after the date of its issuance, the Series B Preferred will not be listed on any securities exchange.  During such period, the underwriters intend to make a market in the Series B Preferred, however, they have no obligation to do so.  Consequently, the Series B Preferred may be
                                        illiquid during such period.  No assurances can be provided that listing on any securities exchange or market making by the underwriters will result in the market for Series B Preferred being liquid at any time.

                                        Series C Auction Rate Preferred.  Primary risks associated with an investment in Series C Auction Rate Preferred include:

                                        If an auction fails, you may not be able to sell some or all of your
                                        Series C Auction Rate Preferred.  The Fund is not obliged to redeem your Series C Auction Rate Preferred if an auction fails.  The under writers are not required to make a market in the Series C Auction Rate

                                        Preferred.  No broker-dealer is obligated to maintain a secondary market for the Series C Auction Rate Preferred apart from the auctions.

                                        You may receive less than the price you paid for your Series C Auction
                                        Rate Preferred if you sell them outside of the auction, especially when market interest rates are rising.

                                        In connection with the sale of the Series C Auction Rate Preferred, the
                                        Fund may enter into interest rate swap or cap transactions in order to reduce the impact of changes in the dividend rate of the Series C
                                        Auction Rate Preferred or obtain the equivalent of a fixed rate for the
                                        Series C Auction Rate Preferred that is lower than the Fund would have to pay if it issued fixed rate preferred shares.  The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.  See "How the Fund Manages Risk --
                                        Interest Rate Transactions."

                                        Both the Series B Preferred and Series C Auction Rate Preferred.  An
                                        investment in either the Series B Preferred or Series C Auction Rate
                                        Preferred also includes the following primary risks:

                                        A rating agency could downgrade or withdraw the rating assigned to the Series B Preferred and/or Series C Auction Rate Preferred, which would likely have an adverse effect on the liquidity and market value of these preferred shares.  The present credit rating does not eliminate or mitigate the risks of investing in these preferred shares.

                                        The Fund may mandatorily redeem your Series B Preferred and/or
                                        Series C Auction Rate Preferred to meet regulatory or rating agency requirements or may voluntarily redeem your Series B Preferred and/or
                                        Series C Auction Rate Preferred.  Subject to such redemptions, these preferred shares are perpetual.

                                        The Fund may not meet the asset coverage requirements or earn sufficient income from its investments to pay dividends on the Series
                                        B Preferred and/or Series C Auction Rate Preferred.

                                        The Series B Preferred and/or Series C Auction Rate Preferred are not
                                        obligations of the Fund.  Although unlikely, precipitous declines in the value of the Fund's assets could result in the Fund having insufficient assets to redeem all of the Series B Preferred and/or Series C Auction
                                        Rate Preferred for the full redemption price.

                                        The value of the Fund's investment portfolio may decline, reducing the asset coverage for the Series B Preferred and/or Series C Auction Rate
                                        Preferred.  Further, if an issuer of a common stock in which the Fund invests experiences financial difficulties or if an issuer's preferred stock or debt security is downgraded or defaults or if an issuer in which the
                                        Fund invests is affected by other adverse market factors, there may be a negative impact on the income and/or asset value of the Fund's investment portfolio.

                                        As a  non-diversified investment company under the 1940 Act, the
                                        Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer, and accordingly, an investment in the
                                        Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.  See "Risk
                                        Factors and Special Considerations -- Non-Diversified Status."

                                        The Fund invests a significant portion of its assets in companies in the telecommunications, media, publishing and entertainment industries and, as a result, the value of the Fund's shares will be more susceptible to the factors affecting those particular types of companies, including government regulation, greater price volatility for the overall market, rapid obsolescence of products and services, intense competition and strong market reactions to technological developments.  See "Risk
                                        Factors and Special Considerations -- Industry Risks."  The Fund
                                        invests in smaller companies which may benefit from the development of new products and services.  These smaller companies may involve greater investment risk than large, established issuers.  See "Risk
                                        Factors and Special Considerations -- Smaller Companies."

                                        There is no limitation on the amount of foreign securities in which the
                                        Fund may invest.  Investing in securities of foreign companies (or foreign governments), which are generally denominated in foreign currencies, may involve certain risks and opportunities not typically associated with investing in domestic companies and could cause the
                                        Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluation of currencies.  See "Risk Factors and
                                        Special Considerations -- Foreign Securities."

                                        The Investment Adviser (as hereinafter defined) is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments.  If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected.  There can be no assurance that a suitable replace ment could be found for Mr. Gabelli in the event of his death, resigna tion, retirement or inability to act on behalf of the Investment Adviser.
                                        See "Risk Factors and Special Considerations -- Dependence on Key
                                        Personnel."

Federal Income Tax
Considerations                          The Fund has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company.  Qualification requires, among other things, compliance by the Fund with certain distribution requirements.  Statutory limitations on distributions on the common stock if the Fund fails to satisfy the 1940 Act's asset coverage requirements could jeopardize the Fund's ability to meet the distribu tion requirements.  The Fund presently intends, however, to purchase or redeem preferred stock to the extent necessary in order to maintain compliance with such asset coverage requirements.  See "Taxation" for a more complete discussion of these and other federal income tax considerations.

Management
and Fees                                Gabelli Funds, LLC serves as the Fund's investment adviser and is compensated for its services and its related expenses at an annual rate of 1.00% of the Fund's average weekly net assets.  The Investment
                                        Adviser is responsible for administration of the Fund and currently utilizes and pays the fees of a third party sub-administrator.  Notwith standing the foregoing, the Investment Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the
                                        Fund equal to the aggregate stated value of the Fund's outstanding
                                        Series B Preferred or Series C Auction Rate Preferred, as the case may be, for any calendar year in which the net asset value total return of the
                                        Fund allocable to the common stock, including distributions and the advisory fee subject to potential waiver, is less than (i) in the case of the Series B Preferred, the stated annual dividend rate of such series and (ii) in the case of the Series C Auction Rate Preferred, the dividend rate for the Series C Auction Rate Preferred at the beginning of such year (including the anticipated cost of a swap or cap if the Fund hedges its Series C Auction Rate Preferred dividend obligations), in every case prorated during the year such series is issued and the final year such series is outstanding.  See "Management of the Fund."

Repurchase of Common
Stock and Anti-takeover
Provisions                              The Fund is authorized, subject to maintaining required asset coverage on its preferred stock, to repurchase its common stock in the open market when the common stock is trading at a discount of 10% or more
                                        (or such other percentage as the Fund's Board of Directors may determine from time to time) from net asset value.  Such repurchases are subject to certain notice and other requirements, including those set forth in Rule 23c-1 under the 1940 Act.  See "Description of Capital
                                        Stock and Other Securities-- Common Stock."  Through December
                                        31, 2002, the Fund has repurchased in the open market       shares of its
                                        common stock under this authorization.  See "Description of Capital
                                        Stock and Other Securities -- Common Stock."

                                        Certain provisions of the Fund's charter (the "Charter") and the Fund's by-laws (the "By-Laws") may be regarded as "anti-takeover" provi sions.  Pursuant to these provisions, only one of three classes of directors is elected each year, and the affirmative vote of the holders of
                                        66 2/3% of the outstanding shares of the Fund and the vote of a majority (as defined in the 1940 Act) of the holders of preferred shares, voting as a single class, are necessary to authorize the conversion of the
                                        Fund from a closed-end to an open-end investment company.  The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal stockholder.  These provisions may have the effect of depriving Fund stockholders of an opportunity to sell their stock at a premium to the prevailing market price.  See "Anti-takeover Provisions of the Charter and By-Laws."

Custodian, Transfer Agent,
Auction Agent and
Dividend Disbursing Agent               State Street Bank and Trust Company (the "Custodian"), located at 150
                                        Royall Street, Canton, MA 02021, serves as the custodian of the Fund's assets pursuant to a custody agreement.  Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act.
                                        For its services, the Custodian will receive a monthly fee based upon the average weekly value of the total assets of the Fund, plus certain charges for securities transactions.

                                        EquiServe Trust Company, N.A., located at P.O. Box 43025, Provi dence, RI 02940-3025, serves as the Fund's dividend disbursing agent, as agent under the Fund's automatic dividend reinvestment and voluntary cash purchase plan, and as transfer agent and registrar with respect to the common stock of the Fund.

                                        Series B Preferred.  EquiServe will also serve as the transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series B Preferred.

                                        Series C Auction Rate Preferred.  The Bank of New York will serve as the auction agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series C Auction Rate Preferred.

Interest Rate Transactions              In connection with the sale of the Series C Auction Rate Preferred, the
                                        Fund may enter into interest rate swap or cap transactions in order to reduce the impact of changes in the dividend rate of the Series C
                                        Auction Rate Preferred or obtain the equivalent of a fixed rate for the
                                        Series C Auction Rate Preferred that is lower than the Fund would have to pay if it issued fixed rate preferred shares.  The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

                                        In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty")
                                        periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Series C Auction Rate Preferred.  In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predeter mined fixed rate, the Fund would receive from the counterparty payments of the difference based on the notional amount of such cap.
                                        Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted.  Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments on the Series C Auction
                                        Rate Preferred.  In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the
                                        Fund's ability to make dividend payments on the Series C Auction Rate
                                        Preferred.

                                        A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage.  If the Fund fails to maintain the required asset coverage on its outstanding preferred stock or fails to comply with other covenants, the Fund may, at its option (and in certain circumstances mandatorily) consistent with its Charter and the requirements of the 1940 Act redeem some or all of its preferred stock
                                        (including the Series B Preferred or the Series C Auction Rate
                                        Preferred).  Such redemption likely would result in the Fund seeking to terminate early all or a portion of any swap or cap transaction.  Early termination of a swap could require the Fund to make a termination payment to the counterparty.

                                        The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the value of the
                                        Fund's net payment obligations under any swap transaction, marked to market daily.  The Fund does not presently intend to enter into interest rate swap or cap transactions relating to the Series C Auction Rate
                                        Preferred in a notional amount in excess of the outstanding amount of the Series C Auction Rate Preferred.  The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements.  See
                                        "How the Fund Manages Risk -- Interest Rate Transactions" for
                                        additional information.



                  TAX ATTRIBUTES OF PREFERRED STOCK DIVIDENDS

         The Fund intends to distribute to its stockholders substantially all of its net capital gains and net investment income (including short-term capital gain). The Fund operates as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the "Code") and distributions by a regulated investment company generally retain their character as capital gain or ordinary income when received by individual investors who hold its preferred or common stock. Thus, dividends paid by the Fund to holders of the Series B Preferred or Series C Auction Rate Preferred may, for federal income tax purposes, consist of varying proportions of long-term capital gain, ordinary income and/or returns of capital.

         Capital gain on assets held longer than 12 months generally is currently taxable to individuals at a maximum rate of 20.0% (or 18.0% for capital assets that have been held for more than five years, the holding period of which began after December 31, 2000). Net investment income, which includes short-term capital gain of the Fund, is currently taxable to individuals at a maximum rate of 38.6%.

         Although the Fund is not managed using a tax-focused investment strategy and does not seek to achieve any particular distribution composition, individual investors in the Series B Preferred or Series C Auction Rate Preferred would, under current federal income tax law, realize a tax advantage on their investment to the extent that distributions by the Fund to its stockholders are composed of long-term capital gain which is taxed at a lower rate than ordinary income. In contrast, preferred stock dividends distributed by corporations that are not regulated investment companies are generally taxed, for federal income tax purposes, as ordinary income.

         Over the past one, three and five fiscal years ending December 31, 2002, the distributions of taxable income by the Fund consisted of %, %, and % long-term capital gains. Given current market conditions, there is no assurance that over the next several years the percentage of its taxable distributions that consist of long-term capital gain will remain at historical levels. An investment by an individual in the common stock or preferred stock of a regulated investment company whose dividends consist of a larger percentage of long-term capital gain than the Fund's would be expected to realize a proportionately higher tax advantage as compared to dividends on the Series B Preferred or Series C Auction Rate Preferred.

         Corporate taxpayers are subject to a 35% tax on capital gain and ordinary income dividends. In addition, corporate taxpayers that are eligible for the dividends received deduction on dividends that constitute ordinary income will not be able to utilize that deduction with respect to Fund dividends that constitute long-term capital gain, and so may incur a tax disadvantage by holding stock in the Fund.

         The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends; however, many details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the taxation of the Fund's stockholders.

         The federal income tax characteristics of the Fund and the taxation of its stockholders are described more fully under "Taxation."


         The following tables show examples of the pure ordinary income equivalent yield that would be generated by the stated dividend rate on the Series B Preferred and Series C Auction Rate Preferred, respectively, assuming distributions for federal income tax purposes consisting of different proportions of long-term capital gain and ordinary income (including short-term capital gain) for an individual in the 38.6% and 30.0% federal marginal income tax brackets. In reading these tables, you should understand that a number of factors could affect the actual composition for federal income tax purposes of the Fund's distributions each year. Such factors include (i) the Fund's investment performance for any particular year, which may result in distributions of varying proportions of long-term capital gain, ordinary income and/or return of capital and (ii) revocation or revision of the Internal Revenue Service revenue ruling requiring the proportionate allocation of types of income among the holders of various classes of a regulated investment company's capital stock.

These tables are for illustrative purposes only and cannot be taken as an indication of the actual composition for federal income tax purposes of the Fund's future distributions.

                              Series B Preferred

                                          Series B Preferred                    Series B Preferred
                                          Illustrative Annual                  Illustrative Annual
                                             Dividend Rate                        Dividend Rate
                                          5.75%                  6.25%         5.75%                 6.25%

Percentage of Series B Preferred Stated       Tax Equivalent Yield for an          Tax Equivalent Yield for an
Annual Dividend Comprised of                    Individual in the 38.6%              Individual in the 30.0%
                                              federal Income Tax Bracket1          federal Income Tax Bracket1
--------------------- -------------------
     Long-Term             Ordinary
   Capital Gains            Income
       100.0%          0.0%               %                      %             %                     %
       90.0%          10.0%               %                      %             %                     %
       80.0%          20.0%               %                      %             %                     %
       70.0%          30.0%               %                      %             %                     %
       50.0%          50.0%               %                      %             %                     %
       30.0%          70.0%               %                      %             %                     %
       20.0%          80.0%               %                      %             %                     %
       10.0%          90.0%               %                      %             %                     %
        0.0%         100.0%               %                      %             %                     %


                                          Series C Auction Rate Preferred

                                              Series C Auction Rate                  Series C Auction Rate
                                           Preferred Illustrative Annual             Preferred Illustrative
                                                  Dividend Rate*                     Annual Dividend Rate*
                                          -----------------------------------------   ------------------------------
                                            1.00%                1.50%                1.00%          1.50%

  Percentage of Series C Auction Rate
  Preferred Share Illustrative Annual
         Dividend Comprised of
-----------------------------------------
      Long-Term        Ordinary                 Tax Equivalent Yield for an            Tax Equivalent Yield for an
    Capital Gains       Income                     Individual in the 38.6%                Individual in the 30.0%
                                                federal Income Tax Bracket1            federal Income Tax Bracket1
                                          -----------------------------------------   ------------------------------
        100.0%           0.0%             %                                         %      %
        90.0%           10.0%             %                                         %      %
        80.0%           20.0%             %                                         %      %
        70.0%           30.0%             %                                         %      %
        50.0%           50.0%             %                                         %      %
        30.0%           70.0%             %                                         %      %
        20.0%           80.0%             %                                         %      %
        10.0%           90.0%             %                                         %      %
         0.0%          100.0%             %                                         %      %


         *        Actual dividend rates for the Series C Auction Rate Preferred will be determined based upon the results of periodic auctions.  See "Description of the Series B Preferred and Series C Auction
                  Rate Preferred - Dividends on the Series C Auction Rate Preferred."

         (1)      Annual taxable income levels for individuals corresponding to the 2003 federal marginal tax brackets are as follows:


      2003 Federal
       Income Tax
          Bracket(+)                    Single                          Joint

          38.6%                    over $311,950                  over $311,950

          35.0%              over $143,500 - $311,950       over $174,700 - $311,950

          30.0%               over $68,800 - $143,500       over $114,650 - $174,700

          27.0%               over $28,400 - $68,800         over $47,450 - $114,650

          15.0%                over $6,000 - $28,400         over $12,000 - $47,450

          10.0%             up to and including $6,000     up to and including $6,000



          Your federal marginal income tax rates may exceed the rates shown in the above tables due to the reduction, or possible elimination, of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. Income may be subject to certain state, local and foreign taxes. If you pay alternative minimum tax, or AMT, equivalent yields may be lower than those shown above. The tax rates shown above do not apply to corporate taxpayers.

          (+) The Economic Growth and Tax Relief Reconciliation Act of 2001 creates a new 10 percent income tax bracket and reduces the tax rates applicable to ordinary income over a six year phase-in period. Beginning in the taxable year 2006, ordinary income will be subject to a 35% maximum rate, with approximately proportionate reductions in the other ordinary rates.


FINANCIAL HIGHLIGHTS

         The selected data below sets forth the per share operating performance and ratios for the periods presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund and Notes thereto, which are incorporated by reference into this prospectus and the SAI. The financial information for each of the five years ended December 31, 2002, has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose unqualified report on such Financial Statements is incorporated by reference into the SAI.

                                  THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                                             FINANCIAL HIGHLIGHTS

 Selected data for a Fund common share outstanding throughout each period:

new

                                                                                 Year Ended December 31,
                                                    -------------------------------------------------------------------------------
Operating performance                                    2002         2001          2000         1999          1998         1997
                                                         ----         ----          ----         ----          ----         ----
               Net asset value, beginning of period $ 10.52   $     12.21   $     19.90  $     12.20  $      9.91   $     8.10
                                                    --------- ------------- ------------ ------------ ------------- ------------
Net investment income..............................   (0.00)(a)     (0.02)        $0.21       ($0.05)      ($0.03)        0.01
    Net realized and unrealized gain (loss) on
         investments...............................  ($2.68)       ($1.46)       ($4.53)      $11.54        $3.33        $2.85
                                                    --------- ------------- ------------ ------------ ------------- ------------
    Total from investment operations...............  ($2.68)       ($1.46)       ($4.53)      $11.49        $3.30        $2.86
                                                    --------- ------------- ------------ ------------ ------------- ------------
Distributions to preferred  stock shareholders:
    Net investment income..........................   -----         -----        ($0.02)       -----         -----     (0.00)(a)
    Net realized gain on investments...............  ($0.17)       ($0.17)       ($0.18)      ($0.23)       ($0.23)      ($0.13)
                                                    --------- ------------- ------------ ------------ ------------- ------------
    Total distributions to preferred stock
         shareholders .............................  ($0.17)       ($0.17)       ($0.20)      ($0.23)       ($0.23)      ($0.13)
                                                    --------- ------------- ------------ ------------ ------------- ------------
Net increase (decrease) in net assets attributable
         to common stock shareholders
         resulting from operations.................   (2.85)        (1.63)        (4.73)       11.26          3.07         2.73
                                                    --------- ------------- ------------ ------------ ------------- ------------
Distributions to common stock shareholders:
    Net investment income..........................   -----         (0.00)(a)    ($0.16)       -----         -----       ($0.01)
    Net realized gain on investments...............   -----        ($0.06)       ($1.41)      ($3.62)       ($0.80)      ($0.84)
    In excess of net investment income and/or net
    realized gain on investments...................   -----         -----         -----        -----         -----        (0.00)(a)
 Total distributions to common stock
         shareholders .............................   -----        ($0.06)       ($1.57)      ($3.62)       ($0.80)      ($0.85)
                                                    --------- ------------- ------------ ------------ ------------- ------------
Capital Share Transactions:
    Increase (decrease) in net asset value
    from common stock share transactions...........    0.00(a)      -----         (1.35)        0.06          0.02         0.06

    Offering expenses charged to capital
      surplus......................................   -----         -----         (0.04)       -----         -----        (0.13)
                                                    --------- ------------- ------------ ------------ ------------- ------------
        Total capital share transactions...........    0.00(a)       0.00         (1.39)        0.06          0.02        (0.07)
                                                    --------- ------------- ------------ ------------ ------------- ------------
Net asset value attributable to common stock
   shareholders, end of period..................... $  7.67   $     10.52   $     12.21  $     19.90  $      12.20  $      9.91
                                                    ========= ============= ============ ============ ============= ============
   Net asset value total return+...................  (27.1)%       (13.3)%      (24.9)%        96.6%         33.0%        34.4%
                                                    ========= ============= ============ ============ ============= ============
   Market value, end of period..................... $  6.40   $      9.01   $    10.31   $     18.75  $      10.94  $      8.75
                                                    ========= ============= ============ ============ ============= ============
   Total investment return++.......................  (29.0)%       (12.1)%      (35.0)%       106.6%         35.1%        39.6%
                                                    ========= ============= ============ ============ ============= ============
Ratios and supplemental data:
   Net assets including liquidation value of pre-
      ferred shares, end of period (in 000's)...... $132,683  $    181,539  $   205,893  $   246,488  $    163,742  $   140,416
   Net assets attributable to common shares, end
      of period (in 000's)......................... $109,533  $    150,672  $   175,026  $   215,238  $    132,492  $   109,166
   Ratio of net investment income to average
      net assets attributable to common shares.....   (0.04)%       (0.18)%        1.36%      (0.30)%       (0.32)%        0.07%
   Ratio of operating expenses to average net
      assets attributable to common shares.........    1.46%         1.34%         1.46%       1.56%         2.53%         2.09%
   Ratio of operating expenses to average total
      net assets including liquidation value
      of preferred shares .........................    1.18%         1.13%         1.27%       1.32%         2.01%         1.77%
   Portfolio turnover rate.........................    16.6%         25.4%         29.9%       43.1%         44.6%         96.1%
Cumulative Preferred Stock:
   Liquidation value, end of period (in 000's)..... $ 23,151  $     30,868  $    30,868  $    31,250  $     31,250  $    31,250
   Total shares outstanding (in 000's).............      926         1,235        1,235        1,250         1,250        1,250
   Liquidation preference per share................ $  25.00  $      25.00  $     25.00  $     25.00  $      25.00  $     25.00
   Average market value (b)........................ $  25.75  $      25.50  $     23.54  $     25.13  $      25.96  $     25.59
   Asset coverage..................................     573%          558%         667%         789%          524%         443%
   Asset coverage per share........................ $ 143.28  $     147.03  $    166.76  $    197.19  $     112.97  $    112.33



                                                                     Year Ended December 31,
                                                        ---------------------------------------------------
Operating performance                                        1996              1995             1994*
                                                             ----              ----             ----
                  Net asset value, beginning of period  $         7.81      $       7.51    $        7.50
                                                        ---------------------------------   ---------------
     Net investment income............................            0.01              0.08              0.03
     Net realized and unrealized gain on investments..            0.63              0.98              0.03
                                                        ---------------------------------   ---------------
     Total from investment operations.................            0.64              1.06              0.06
                                                        ---------------------------------   ---------------
     Increase (decrease) in net asset value from
     Multimedia Trust share transactions..............            0.02             (0.46)           -----
     Offering expenses charged to additional
     paid-in capital..................................          -----              (0.05)           -----
Distribution to common stock shareholders from:
     Net investment income............................           -0.01             (0.08)           (0.03)
     Net realized gains...............................           -0.36             (0.17)           -----
     Distributions in excess of net investment
     income and/or net realized gains.................           (0.00)(a)         (0.00)(a)        (0.01)
     Paid-in capital..................................          -----             -----             -----
     Total distributions..............................           -0.37             (0.25)           (0.05)
                                                       ------------------   --------------   ---------------
Net asset value, end of year..........................  $         8.10      $       7.81     $       7.51
                                                       ==================   ==============   ===============
Market value, end of year.............................  $         6.88      $        6.75    $         7.38
                                                       ==================   ==============   ===============
Net Asset Value Total Return**........................            9.4%               14.1               0.8%
                                                       ==================   ==============   ===============
Total investment return***............................            7.4%               0.4%             (7.9)%
                                                       ==================   ==============   ===============
Ratios to average net assets/supplemental data:
     Net assets, end of period (in 000's).............           91462           $89,580            $64,606
     Ratio of net investment income to average net
         assets attributable to common stock..........           0.13%             1.24%              3.15%
     Ratio of operating expenses to average net
         assets attributable to common stock (b)......           1.87%             2.04%              1.74%+
     Portfolio turnover rate..........................           32.1%             86.0%                0%


_________________________

+     Based on net asset value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholders.
++    Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholders.
*     The Gabelli Global Multimedia Trust Inc. commenced operations on November 15, 1994.
**    Based on net asset value per share, adjusted for reinvestment of all distributions and rights offering in 1995.
***   Based on market value per share, adjusted for reinvestment of all distributions and rights offering in
      1995.
+     Annualized

(a)   Amount represents less than $0.005 per share.


                               See accompanying notes to financial statements.

The following table provides information about the Fund's outstanding Series A Preferred Stock since its issuance in April 1997. The information has been audited by PricewaterhouseCoopers LLP, independent accountants.


                                             Involuntary
                                             Liquidation      Average
Year ended         Shares     Asset Coverage  Preference      Market
December 31,    Outstanding    Per Share      Per Share   Value Per Share
------------    -----------    ---------      ---------   ---------------
2002

2001

2000

1999


1998

1997






         For purposes of the foregoing table, the Asset Coverage Per Share is calculated by dividing the total value of the Fund's assets on December 31 of the relevant year by the number of shares of Series A Preferred outstanding on that date. Involuntary Liquidation Preference Per Share refers to the amount holders of Series A Preferred are entitled to receive per share in the event of liquidation of the Fund prior to the holders of common stock being entitled to receive any amounts in respect of the assets of the Fund. The Average Market Value Per Share is the average of the weekly closing prices of the Series A Preferred on the NYSE each week during the relevant year.


                                USE OF PROCEEDS

         The net proceeds of the offering are estimated at $ , after deduction of the underwriting discounts and estimated offering expenses payable by the Fund. The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments. A portion of the net proceeds (approximately $23 million) will be used to redeem all of the Fund's outstanding Series A Preferred. The
Investment Adviser anticipates that the investment of the remainder of the proceeds will be made in accordance with the Fund's investment objectives and policies as appropriate investment opportunities are identified. Investments of the proceeds will not take more than six months.


                                   THE FUND

         The Fund, incorporated in Maryland on May 31, 1994, is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund's common stock is traded on the New York Stock Exchange under the symbol "GGT." In November 2002 the Fund completed a redemption of 25% of its outstanding Series A Preferred. The Fund's Series A Preferred is traded on the New York Stock Exchange under the symbol "GGT Pr." The remainder of the Fund's outstanding Series A Preferred is expected to be redeemed on March 28, 2003, or as soon thereafter as is practicable following the issuance of the preferred stock offered by this prospectus.

         The Fund had no operations prior to November 15, 1994, other than the sale of 10,000 shares of common stock for $100,000 to the Gabelli Equity Trust Inc. On November 15, 1994, The Gabelli Equity Trust Inc. contributed $64,382,764 in exchange for 8,587,702 shares of the Fund and immediately thereafter distributed to its shareholders all the shares it held of the Fund. The Fund's investment operations commenced on November 15, 1994.


                                CAPITALIZATION

         The following table sets forth the unaudited capitalization of the Fund as of March 1, 2003, and its adjusted capitalization assuming the Series B Preferred and/or Series C Auction Rate Preferred offered in this prospectus had been issued and the Fund's outstanding Series A Preferred had been redeemed as of that date.


                                                                                   As of March 1, 2003
                                                                             Actual            As Adjusted
                                                                             ------            -----------
                                                                                     (Unaudited)

   Preferred stock, $0.001 par value,       shares authorized.
            (The "Actual" column reflects Fund's outstanding
            capitalization as of March 1, 2003; the "As Adjusted"
            column assumes the issuance of an additional
            shares of Series B Preferred and          Series C
            Auction Rate Preferred, $25 and $25,000 liquidation
            preference, respectively)................................
   Shareholders' Equity Applicable to Common Shares..................
            Common stock, $.001 par value per share;   shares
            authorized,     shares outstanding.......................
   Paid-in surplus*..................................................
   Undistributed net investment income...............................
   Accumulated net realized loss from investment
            transactions.............................................
   Net unrealized appreciation.......................................
   Net assets applicable to common shareholders......................
   Net assets, plus liquidation preference of preferred stock........


* As adjusted paid in surplus reflects a reduction for the sales load and estimated offering cost of the Series B Preferred and/or Series C Auction Rate Preferred issuance of $________.

         As used in this prospectus, unless otherwise noted, the Fund's "managed assets" include the aggregate net asset value of the common shares plus assets attributable to outstanding shares of its preferred stock, with no deduction for the liquidation preference of such shares of preferred stock. For financial reporting purposes, however, the Fund is required to deduct the liquidation preference of its outstanding preferred stock from "managed assets," so long as the preferred stock has redemption features that are not solely within the control of the Fund. For all regulatory purposes, the Fund's preferred stock will be treated as stock (rather than as indebtedness).


                      INVESTMENT OBJECTIVES AND POLICIES

            The Fund's primary investment objective is to achieve long-term growth of capital by investing primarily in the common stock and other securities of foreign and domestic companies involved in the telecommunications, media, publishing and entertainment industries. Income is the secondary investment objective. The investment objectives of long-term growth of capital and income are fundamental policies of the Fund. The Fund's policy of concentration in companies in the communications industries is also a fundamental policy of the Fund. These fundamental policies and the investment limitations described in the SAI under the caption "Investment Restrictions" cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. As used herein, a "majority of the Fund's outstanding voting securities" (or like phrase) means the lesser of (i) 67% of the shares of the Fund's common stock and preferred stock, voting as a single class, represented at a meeting at which more than 50% of the outstanding shares of the Fund's common stock and preferred stock are represented, whether in person or by proxy, or (ii) more than 50% of the outstanding shares of common stock and preferred stock, voting as a single class. No assurance can be given that the Fund's investment objectives will be achieved.

            Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in common stock and other securities of companies in the telecommunications, media, publishing and entertainment industries.

            The telecommunications companies in which the Fund may invest are engaged in the development, manufacture or sale of communications services or equipment throughout the world, including the following products or services: regular telephone service; wireless communications services and equipment, including cellular telephone, microwave and satellite communications, paging, and other emerging wireless technologies; equipment and services for both data and voice transmission, including computer hardware and software; electronic components and communications equipment; video conferencing; electronic mail; local and wide area networking, and linkage of data and word processing systems; publishing and information systems; video text and teletext; emerging technologies combining television, telephone and computer systems; broadcasting, including television and radio via VHF, UHF, satellite and microwave transmission and cable television.

            The entertainment, media and publishing companies in which the Fund may invest are engaged in providing the following products or services: the creation, packaging, distribution, and ownership of entertainment programming throughout the world, including prerecorded music, feature-length motion pictures, made-for-TV movies, television series, documentaries, animation, game shows, sports programming and news programs; live events such as professional sporting events or concerts, theatrical exhibitions, television and radio broadcasting via VHF, UHF, satellite and microwave transmission, cable television systems and programming broadcast and cable networks, wireless cable television and other emerging distribution technologies; home video, interactive and multimedia programming, including home shopping and multiplayer games; publishing, including newspapers, magazines and books, advertising agencies and niche advertising mediums such as in-store or direct mail; emerging technologies combining television, telephone and computer systems, computer hardware and software; and equipment used in the creation and distribution of entertainment programming such as that required in the provision of broadcast, cable or telecommunications services.

            Under normal circumstances, the Fund will invest in securities of issuers located in at least three countries, which may include the United States. Investing in securities of foreign issuers, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. For a further discussion of the risks associated with investing in foreign securities and a description of other risks inherent in the Fund's investment objectives and policies, see "Risk Factors and Special Considerations."

            The Investment Adviser believes that at the present time investment by the Fund in the securities of companies located throughout the world presents great potential for accomplishing the Fund's investment objectives. While the Investment Adviser expects that a substantial portion of the Fund's portfolio may be invested in the securities of domestic companies, a significant portion of the Fund's portfolio may also be comprised of the securities of issuers headquartered outside the United States.

Investment Methodology of the Fund

            In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

             o the Investment Adviser's own evaluations of the private market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

            o    the potential for capital appreciation of the securities;

            o    the interest or dividend income generated by the securities;

            o the prices of the securities relative to other comparable securities;

            o whether the securities are entitled to the benefits of call protection or other protective covenants;

            o the existence of any anti-dilution protections or guarantees of the security; and

            o    the diversification of the portfolio of the Fund as to issuers.

The Investment Adviser's investment philosophy with respect to equity securities seeks to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates the issuers' free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country that will surface additional value.

Certain Investment Practices

            Foreign Securities. There is no limitation on the amount of foreign securities in which the Fund may invest. Among the foreign securities in which the Fund may invest are those issued by companies located in developing countries, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

         The Fund may also invest in the debt securities of foreign governments. Although such investments are not a principal strategy of the Fund, there is no independent limit on the Fund's ability to invest in the debt securities of foreign governments. However, the Fund maintains limited positions in such securities for purposes such as mitigating, currency risk in anticipation of investing in securities that are denominated in the currencies of such foreign debt.

            Corporate Reorganizations. The Fund may invest without limit in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals that are consummated, the Fund may sustain a loss.

            Temporary Defensive Investments. During temporary defensive periods and during periods when the Fund's normal asset allocation is not optimal, the Fund may invest more heavily in securities of U.S. government sponsored instrumentalities and in money market mutual funds that invest in those securities, which, in the absence of an exemptive order, are not affiliated with the Investment Adviser. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumental ity. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law. During temporary defensive periods, the Fund may be less likely to achieve its investment objective.

            Further information on the investment objective and policies of the Fund are set forth in the SAI.

            Special Investment Methods.

            Options. On behalf of the Fund, the Investment Adviser may, subject to guidelines of the Board of Directors, purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the U.S. over-the-counter ("OTC") markets as a means of achieving additional return or of hedging the value of the Fund's portfolio. The Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns. The Fund may not write covered call options in an amount exceeding 25% of the value of its total assets.

            A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security underlying the option at a specified exercise price at any time during the term of the option.

            The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for the premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

            If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

            An exchange traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

            The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets. See "Investment Practices -- Options" in the SAI. In addition, investments in options may be limited or prohibited by the applicable Rating Agency Guidelines.

            Futures Contracts and Options Thereon.On behalf of the Fund, the Investment Adviser may, subject to guidelines of the Board of Directors, purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes, in accordance with regulations of the Commodity Futures Trading Commission ("CFTC"). These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

         Under the CFTC regulations, the Investment Adviser on behalf of the Fund (i) may purchase and sell futures contracts and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) may enter into nonhedging transactions, provided that, immediately thereafter, the sum of the amount of the initial margin deposits on the Fund's existing futures positions and option premiums does not exceed 5% of the market value of the Fund's total assets. In addition, investments in futures contracts and related options may be limited or prohibited by the applicable Rating Agency Guidelines. The Fund does not have an independent limitation on its investments in foreign futures contracts and options on foreign currency futures contracts. However, it typically will make any such investments only in the context of a hedge or anticipatory hedge.

         Forward Currency Exchange Contracts. Subject to guidelines of the Board of Directors, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. The Fund does not have an independent limitation on its investments in foreign currency futures contracts, though the fund typically will make such investments only in the context of a hedge or anticipatory hedge.

            Special Risks of Derivative Transactions. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

         o dependence on the Investment Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

         o imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

         o the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

        o the possible absence of a liquid secondary market for any particular instrument at any time;

        o the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and

         o the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques.

            Short Sales Against the Box. The Fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund's total assets, taken at market value, to be held as collateral for such sales.

            To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian an equal amount to the securities sold short or securities convertible into, or exchangeable for such securities. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

            The Fund may make a short sale in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into, or exchangeable for, such security, or when the Fund does not want to sell the security it owns, because, among other reasons, it wishes to defer recognition of gain or loss for U.S. Federal income tax purposes. Additionally, the Fund may use short sales in conjunction with the purchase of a Convertible Security when it is determined that a Convertible Security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short.

            Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date. Repurchase agreements are generally for one business day but may have longer durations. The SEC has taken the position that, in economic reality, a repurchase agreement is a loan by the Fund to the other party to the transaction secured by securities transferred to the Fund. The resale price generally exceeds the purchase price by an amount which reflects an agreed upon market interest rate for the term of the repurchase agreement. The principal risk is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. The Board of Directors will monitor the creditworthiness of the contra party to the repurchase agreements.

            If the financial institution which is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under these circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss.

            Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets.

            If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. While these loans of portfolio securities will be made in accordance with guidelines approved by the Board of Directors, there can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the contra party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under these circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. See "Investment Practices -- Loans of Portfolio Securities" in the SAI.

            Borrowing. As provided in the 1940 Act, the Fund may issue debt or preferred stock so long as the Fund's net assets exceed 300% of the amount of the debt outstanding and exceed 200% of the amount of preferred stock outstanding. Such debt or preferred stock may be convertible in accordance with SEC staff guidelines which may permit the Fund to obtain leverage at attractive rates. Leverage entails two primary risks. The first risk is that the use of leverage magnifies the impact on the common shareholders of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that the cost of leverage will exceed the return on the securities acquired with the proceeds of leverage, thereby diminishing rather than enhancing the return to common shareholders. These two risks would generally make the Fund's total return to common shareholders more volatile.

            A decline in net asset value could affect the ability of the Fund to make common stock dividend payments and such a failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. See "Taxation". Finally, if the asset coverage for preferred stock or debt securities declines to less than 200% or 300%, respectively (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so.

            Further information on the investment objective and policies of the Fund are set forth in the SAI.

            Investment Restrictions. The Fund has adopted certain investment restrictions as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. The Fund's investment restrictions are more fully discussed under "Investment Restrictions" in the SAI.

            Portfolio Turnover. The Fund will buy and sell securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies.

            Portfolio turnover generally involves some expense to the Fund, including brokerage commis sions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). To the extent the Fund experiences high portfolio turnover, such turnover is likely to decrease tax advantages to individual investors in the Fund to the extent it results in a decrease of the long term capital gains portion of distributions to shareholders.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

       Investors should consider the following risk factors and special considerations associated with investing in the Fund.

Preferred Stock

         General. There are a number of risks associated with an investment in the Series B Preferred or Series C Auction Rate Preferred. The market value for the Series B Preferred and/or Series C Auction Rate Preferred will be influenced by changes in interest rates, the perceived credit quality of the Series B Preferred or Series C Auction Rate Preferred and other factors. The Series B Preferred and/or Series C Auction Rate Preferred are subject to redemption under specified circumstances and investors may not be able to reinvest the proceeds of any such redemption in an investment providing the same or a better rate than that of the Series B Preferred or Series C Auction Rate Preferred. Subject to such circumstances, the Series B Preferred and/or Series C Auction Rate Preferred are perpetual.

            The credit rating on the Series B Preferred or Series C Auction Rate Preferred could be reduced or withdrawn while an investor holds shares, and the credit rating does not eliminate or mitigate the risks of investing in the Series B Preferred or Series C Auction Rate Preferred. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value of the Series B Preferred or Series C Auction Rate Preferred.

            The Series B Preferred and the Series C Auction Rate Preferred are not obligations of the Fund. The Series B Preferred and/or Series C Auction Rate Preferred would be junior in respect of dividends and liquidation preference to any indebtedness incurred by the Fund. Although unlikely, precipitous declines in the value of the Fund's assets could result in the Fund having insufficient assets to redeem all of the Series B Preferred and/or Series C Auction Rate Preferred for the full redemption price. For the year ending December 31, 2002, the Fund did not pay distributions on its common stock. The Fund had not previously failed to make an annual distribution with respect to its common shares since .

            Leverage Risk. The Fund uses financial leverage for investment purposes by issuing preferred stock. It is currently anticipated that, taking into account the Series B Preferred and/or Series C Auction Rate Preferred being offered in this prospectus and assuming the redemption of the Fund's outstanding Series A Preferred, the amount of leverage will represent approximately % of the Fund's managed assets (as defined below). For a brief period of time both series offered pursuant to this prospectus will be outstanding, but the Series A Preferred will not yet have been redeemed. During this period of time, which is not expected to be in excess of days, the amount of leverage will represent approximately % of the Fund's managed assets (as defined below). [The Fund has obtained consent from each of the relevant ratings agencies to maintain this amount of leverage for the period of time in between this offering and the anticipated redemption of the Series A Preferred.] The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the Series B Preferred and/or Series C Auction Rate Preferred's asset coverage.

            Because the fee paid to the Investment Adviser will be calculated on the basis of the Fund's managed assets (which equal the aggregate net asset value of the common shares plus assets attributable to outstanding shares of its preferred stock, with no deduction for the liquidation preference of such shares of preferred stock), when the Fund's total return at least equals the dividend rate on the preferred stock (rather than only on the basis of net assets attributable to the common stock) the fee may be higher when leverage is utilized, giving the Investment Adviser an incentive to utilize leverage.

            Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem its preferred stock (including the Series B Preferred and/or Series C Auction Rate Preferred) to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements. See "Taxation" in the SAI.

            Ratings and Asset Coverage Risk. While it is a condition to the closing of the offering that Moody's assigns a rating of Aaa to the Series B Preferred and/or Series C Auction Rate Preferred and that Fitch assigns a rating of AAA to the Series C Auction Rate Preferred, the ratings do not eliminate or necessarily mitigate the risks of investing in Series B Preferred or Series C Auction Rate Preferred. The credit rating on the Series B Preferred or Series C Auction Rate Preferred could be reduced or withdrawn while an investor holds shares, which would likely have an adverse effect on the market value of the Series B Preferred or Series C Auction Rate Preferred. A reduction or withdrawal of the credit ratings on the Series C Auction Rate Preferred may also make your Series C Auction Rate Preferred shares less liquid at an auction or in the secondary market.

            In addition, if a rating agency rating the Series C Auction Rate Preferred at the Fund's request downgrades the Series C Auction Rate Preferred, the maximum rate on the Series C Auction Rate Preferred will increase. See "Description of the Series B Preferred and Series C Auction Rate Preferred -- Rating Agency Guidelines" for a description of the asset maintenance tests the Fund must meet. In addition, should the rating on the Fund's preferred stock be lowered or withdrawn by the relevant rating agency, the Fund may also be required to redeem all or part of its outstanding preferred stock.


Special Risks of the Series B Preferred

            Illiquidity Prior to Exchange Listing. Prior to the offering, there has been no public market for the Series B Preferred. In the event the Series B Preferred are issued, prior application will have been made to list the Series B Preferred on the New York Stock Exchange. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, the Series B Preferred will not be listed on any securities exchange. During such period, the underwriters intend to make a market in the Series B Preferred, though, they have no obligation to do so. Consequently, an investment in the Series B Preferred may be illiquid during such period.

Special Risks of the Series C Auction Rate Preferred

            Interest Rate Risk. In connection with the sale of the Series C Auction Rate Preferred, the Fund may enter into interest rate swap or cap transactions in order to reduce the impact of changes in the dividend rate of the Series C Auction Rate Preferred or obtain the equivalent of a fixed rate for the Series C Auction Rate Preferred that is lower than the Fund would have to pay if it issued fixed rate preferred shares. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. See "How the Fund Manages Risk -- Interest Rate Transactions."

            Auction Risk. You may not be able to sell your Series C Auction Rate Preferred at an auction if the auction fails, i.e., if there is more Series C Auction Rate Preferred offered for sale than there are buyers for those shares. Also, if you place orders (place a hold order) at an auction to retain Series C Auction Rate Preferred only at a specified rate that exceeds the rate set at the auction, you will not retain your Series C Auction Rate Preferred. Additionally, if you place a hold order without specifying a rate below which you would not wish to continue to hold your shares and the auction sets a below-market rate, you will receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the Series C Auction Rate Preferred, which could also affect the liquidity of your investment. See "Description of the Series B Preferred and Series C Auction Rate Preferred" and "The Auction of Series C Auction Rate Preferred."

            Secondary Market Risk. If you try to sell your Series C Auction Rate Preferred between auctions, you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period of more than seven days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for the Series C Auction Rate Preferred are not required to maintain this market, and the Fund is not required to redeem Series C Auction Rate Preferred if either an auction or an attempted secondary market sale fails because of a lack of buyers. The Series C Auction Rate Preferred is not registered on a stock exchange or the NASDAQ stock market. If you sell your Series C Auction Rate Preferred to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special dividend period.


Industry Risks

            The Fund invests a significant portion of its assets of companies in the telecommunications, media, publishing and entertainment industries and, as a result, the value of the Fund's shares is more susceptible to factors affecting those particular types of companies and those industries, including governmental regulation, a greater price volatility than the overall market, rapid obsolescence of products and services, intense competition and strong market reactions to technological developments.

            Various types of ownership restrictions are imposed by the Federal Communications Commis sion, or FCC, on investments both in mass media companies, such as broadcasters and cable operators, and in common carrier companies, such as the providers of local telephone service and cellular radio.

            For example, the FCC's broadcast multiple ownership rules, which apply to the radio and television industries, provide that investment advisers are deemed to have an "attributable" interest whenever the adviser has the right to determine how much more than five percent of the issued and outstanding voting stock of a broadcast company may be voted. These same broadcast rules prohibit the holding of an attributable interest in more than AM and FM radio broadcast stations nationally or more than twelve television stations nationally. Similar types of restrictions apply in the mass media and common carrier industries.

            The attributable interest that results from the role of the Investment Adviser and its principals in connection with other funds, managed accounts and companies may limit the Fund's ability to invest in mass media and common carrier companies.

Smaller Companies

            While the Fund intends to focus on the securities of established suppliers of accepted products and services, the Fund may also invest in smaller companies which may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater investment risk than larger, more established companies. For example, smaller companies may have more limited product lines, market or financial resources, and their securities may trade less frequently and in lower volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

Long-term Objective

            The Fund is intended for investors seeking long-term capital growth. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund's investment objectives as well as the shareholder's other investments when considering an investment in the Fund.

Non-diversified Status

            The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund has in the past conducted and intends to conduct its operations so as to qualify as a "regulated investment company," or RIC, for purposes of the Code, which will relieve it of any liability for federal income tax to the extent its earnings are distributed to sharehold ers. To qualify as a "regulated investment company," among other requirements, the Fund will limit its investments so that, with certain exceptions, at the close of each quarter of the taxable year:

         o not more than 25% of the market value of its total assets will be invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same, similar or related trades or businesses, and

         o at least 50% of the market value of the Fund's assets will be represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer.

            As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Market Value and Net Asset Value

            The Fund is a non-diversified, closed-end management investment company. Shares of closed- end funds are bought and sold in the securities markets and may trade at either a premium or discount from net asset value. Listed shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of stock of a closed-end fund is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The Fund cannot predict whether its listed stock will trade at, below or above net asset value. Stockholders desiring liquidity may, subject to applicable securities laws, trade their common stock in the Fund on the New York Stock Exchange or other markets on which such stock may trade at the then current market value, which may differ from the then current net asset value. Stockholders will incur brokerage or other transaction costs to sell stock.

Lower Rated Securities

            The Fund may invest up to 10% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies. These high yield securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

        o     greater volatility

        o     greater credit risk

        o potentially greater sensitivity to general economic or industry conditions

        o     potential lack of attractive resale opportunities (illiquidity);
              and

        o     additional expenses to seek recovery from issuers who default

            The market value of lower-rated securities may be more volatile than the market value of higher- rated securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly rated securities, which primarily reflect fluctuations in general levels of interest rates.

            Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition.

         The Fund may invest up to 10% of its total assets in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations, emerge from bankruptcy protection and the value of these securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not appreciate.

            For a further description of lower rated securities and the risks associated therewith, see "Investment Objectives and Policies -- Investment Practices" in the SAI. For a description of the ratings categories of certain recognized statistical ratings agencies, see Appendix A to this prospectus.

Foreign Securities

            Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

            There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities. The Fund may invest up to 25% of its total assets in securities of foreign issuers.

            The Fund may purchase sponsored American Depository Receipts ("ADRs") or U.S. denomi nated securities of foreign issuers, which will not be included in the 25% foreign securities limitation. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs.

Futures Transactions

         Futures and options on futures entail certain risks, including but not limited to the following:

         o no assurance that futures contracts or options on futures can be offset at favor able prices;

         o possible reduction of the yield of the Fund due to the use of hedging;

         o possible reduction in value of both the securities hedged and the hedging instrument;

         o possible lack of liquidity due to daily limits or price fluctuations;

         o imperfect correlation between the contracts and the securities being hedged; and

         o losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

         For a further description of the Fund's investments in futures, see "Investment Objectives and Policies - Investment Practices" in the SAI.

Forward Currency Exchange Contracts

         The use of forward currency contracts may involve certain risks, including the failure of the counter party to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. For a further description of such investments, see "Investment Objectives and Policies -- Investment Practices" in the SAI.

Dependence on Key Personnel

         The Investment Adviser is dependent upon the expertise of Mr. Mario
J. Gabelli in providing advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resigna tion, retirement or inability to act on behalf of the Investment Adviser.


Current Market Uncertainties

         As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. Securities Markets were closed for a four-day period. These terrorists attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world markets. A similar disruption of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Series B Preferred and/or Series C Auction Rate Preferred. A similar disruption of financial markets, including war in Iraq or threats or rumors of war or other armed conflict in Iraq or elsewhere, could affect interest rates, securities exchanges, auctions, secondary trading, rating, credit risk, inflation and other factors relating to the Series B Preferred and/or Series C Auction Rate Preferred.

                           HOW THE FUND MANAGES RISK

Investment Limitations

         The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of common stock and preferred stock voting together as a single class. The Fund may become subject to guidelines that are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from Moody's or Fitch on its preferred stock. See "Investment Restrictions" in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

Interest Rate Transactions

         In order to reduce the impact of changes in the dividend rate of the Series C Auction Rate Preferred or obtain the equivalent of a fixed rate for the Series C Auction Rate Preferred that is lower than the Fund would have to pay if it issued fixed rate preferred shares, the Fund may enter into interest rate swap or cap transactions.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Series C Auction Rate Preferred. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments on the Series C Auction Rate Preferred. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the Series C Auction Rate Preferred. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the Series C Auction Rate Preferred. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. Under the Articles Supplementary, if the Fund fails to maintain the required asset coverage on the outstanding preferred stock (including the Series C Auction Rate Preferred) or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares. The Fund may also choose to redeem some or all of the Series C Auction Rate Preferred at any time. Such redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.

         The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the value of the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund does not presently intend to enter into interest rate swap or cap transactions relating to Series C Auction Rate Preferred in a notional amount in excess of the outstanding amount of the Series C Auction Rate Preferred. The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements.

                            MANAGEMENT OF THE FUND

General

         The Fund's Board of Directors (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, located at One Corporate Center, Rye, New York 10580-1434, and the Sub-Administrator (as defined below). Pursuant to an Investment Advisory Contract with the Fund, the Investment Adviser, under the supervision of the Fund's Board of Directors, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of all officers and directors of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average weekly net assets. However, the Investment Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of its outstanding preferred stock for any calendar year in which the net asset value total return of the Fund allocable to the common stock, including distributions and the advisory fee subject to potential waiver, is less than the stated annual dividend rate of such preferred stock, prorated during the year such preferred stock is issued and the final year it is outstanding. For purposes of the calculation of the fees payable to the Investment Adviser by the Fund, average weekly net assets of the Fund are determined at the end of each month on the basis of its average net assets for each week during the month. The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week.

The Investment Adviser

         Gabelli Funds, LLC acts as the Fund's Investment Adviser pursuant to an advisory agreement with the Fund. The Investment Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580. The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of December 31, 2002, the Invest ment Adviser acted as registered investment adviser to 18 management investment companies with aggregate net assets of $8.7 billion. The Investment Adviser, together with other affiliated investment advisers noted below had assets under management totaling $20.3 billion as of December 31, 2002. GAMCO Investors, Inc., an affiliate of the Investment Adviser, acts as investment adviser for individu als, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $10.0 billion under management as of December 31, 2002. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for The Treasurer's Fund and separate accounts having aggregate assets of $1.6 billion under management as of December 31, 2002.

         The Investment Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock of the Gabelli Group Capital Partners, Inc., which owns a majority of the capital stock of Gabelli Asset Management Inc.

Payment of Expenses

         The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement between the Fund and the Investment Adviser (the "Advisory Agreement") including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administra tion of the Fund, as well as the fees of all directors of the Fund who are affiliated with the Investment Adviser. The Fund pays all other expenses incurred in its operation including, among other things, expenses for legal and independent accountants' services, costs of printing proxies, stock certificates and stockholder reports, charges of the custodian, any subcustodian and transfer and dividend paying agent, expenses in connection with its respective automatic dividend reinvestment and voluntary cash purchase plan, SEC fees, fees and expenses of unaffiliated directors, accounting and pricing costs, including costs of calculating the net asset value of the Fund, membership fees in trade associations, fidelity bond coverage for its officers and employees, directors' and officers' errors and omission insurance coverage, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying its stock for sale in various states, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

         In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent accountant's services, stock exchange listing fees, expenses relating to the offering of preferred stock, rating agency fees, costs of printing proxies, stock certificates and stockholder reports, charges of State Street Bank and Trust Company ("State Street" or the "Custodian"), charges of EquiServe and The Bank of New York, SEC fees, fees and expenses of unaffiliated directors, accounting and printing costs, the Fund's pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Fund's officers and employees, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing stockholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

Selection of Securities Brokers

         The Investment Advisory Contract contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to Gabelli & Company, Inc. or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than Gabelli & Company, Inc. that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Investment Advisory Contract including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Portfolio Manager

         Mario J. Gabelli is responsible for the day-to-day management of the Fund. Mr. Gabelli has served as Chairman, President and Chief Investment Officer of the Investment Adviser since 1980. Mr. Gabelli also serves as Portfolio Manager for several other funds in the Gabelli fund family. Because of the diverse nature of Mr. Gabelli's responsibilities, he will devote less than all of his time to the day-to- day management at the Fund. Over the past five years, Mr. Gabelli has served as Chairman of the Board and Chief Executive Officer of Gabelli Asset Management Inc.; Chief Investment Officer of GAMCO Investors, Inc.; and Vice Chairman of the Board of Lynch Corporation, a diversified manufacturing company, and Chairman of the Board and Chief Executive Officer of Lynch Interactive Corporation, a multimedia and communications services company.

Non-resident Director

         Karl Otto Pohl, a director of the Fund, resides outside the United States and all or a significant portion of his assets are located outside the United States. Mr. Pohl does not have an authorized agent in the United States to receive service of process. As a result, it may not be possible for investors to effect service of process within the United States or to enforce against Mr. Pohl in United States courts judgments predicated upon civil liability provisions of United States securities laws. It may also not be possible to enforce against Mr. Pohl in foreign courts judgments of United States courts or liabilities in original actions predicated upon civil liability provisions of the United States securities laws.

Sub-Administrator

         The Investment Adviser has entered into sub-administration agreement with PFPC Inc. (the "Sub- Administrator") pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund's operations which do not include the investment advisory and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of .0275% of the first $10.0 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser and administered by the Sub-Administrator, ..0125% of the aggregate average net assets exceeding $10 billion and .01% of the aggregate average net assets in excess of $15 billion. The Sub-Administrator has its principal office at 760 Moore Road, King of Prussia, Pennsylva nia 19406.


                            PORTFOLIO TRANSACTIONS

         Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc., an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefor. For a more detailed discussion of the Fund's brokerage allocation practices, see "Portfolio Transactions" in the SAI.


                          DIVIDENDS AND DISTRIBUTIONS

         The Fund may retain for reinvestment, and pay the resulting federal income taxes on, its net capital gain, if any, although the Fund reserves the authority to distribute its net capital gain in any year. If, for any calendar year, the total distributions exceed net investment income and net capital gain, the excess will generally be treated as a tax-free return of capital up to the amount of a stockholder's tax basis in the stock. The amount treated as a tax-free return of capital will reduce a stockholder's tax basis in the stock, thereby increasing such stockholder's potential gain or reducing his or her potential loss on the sale of the stock. Any amounts distributed to a stockholder in excess of the basis in the stock will be taxable to the stockholder as capital gain. See "Taxation" below.

         In the event the Fund distributes amounts in excess of its net investment income and net capital gain, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

         The Fund, along with other registered investment companies advised by the Investment Adviser, has obtained an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains provided that any distribution policy of the Fund with respect to its common stock calls for periodic (e.g., quarterly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund's average net asset value over a specified period of time or market price per share of common stock at or about the time of distribution or pay-out of a fixed dollar amount. The exemption also permits the Fund to make distributions with respect to its preferred stock in accordance with such stock's terms. If the total distributions required by a periodic pay-out policy exceed the Fund's net investment income and net capital gain, the excess will be treated as a return of capital. If the Fund's net investment income (including net short-term capital gains and net long-term capital gains) for any year exceed the amount required to be distributed under a periodic pay-out policy, the Fund generally intends to pay such excess once a year, but may, in its discretion, retain and not distribute net long-term capital gains to the extent of such excess. The Fund reserves the right, but does not currently intend, to retain for reinvestment and pay the resulting U.S. federal income taxes on the excess of its net realized long-term capital gains over its net short-term capital losses, if any. The Fund did not distribute dividends to builders of its common stock for the fiscal years ending December 31, 2002.

                   DESCRIPTION OF THE SERIES B PREFERRED AND
                        SERIES C AUCTION RATE PREFERRED

         The Fund offers by this prospectus, in the aggregate, $ million of preferred stock of either Series B Preferred or Series C Auction Rate Preferred, or a combination of both such series. The following is a brief description of the terms of each of the Series B Preferred and the Series C Auction Rate Preferred. This description does not purport to be complete and is qualified by reference to the Fund's Charter, including the provisions of the Articles Supplementary establishing each of the Series B Preferred and the Series C Auction Rate Preferred. For complete terms of the Series B Preferred or the Series C Auction Rate Preferred, including definitions of terms used in this prospectus, please refer to the actual terms of such series, which are set forth in the applicable Articles Supplementary.

General

         Under its Charter, the Fund is authorized to issue up to [__] shares of preferred stock as Series B Preferred and up to [__] shares of preferred stock as Series C Auction Rate Preferred. No fractional shares of either series will be issued. The Board of Directors reserves the right to issue additional shares of preferred stock, including Series B Preferred or Series C Auction Rate Preferred, from time to time, subject to the restrictions in the Fund's Charter and the 1940 Act.

         If and when issued, the Series B Preferred will have a liquidation preference of $25 per share and the Series C Auction Rate Preferred will have a liquidation preference of $25,000 per share. Upon a liquidation, each holder of Series B Preferred or Series C Auction Rate Preferred will be entitled to receive out of the assets of the Fund available for distribution to stockholders (after payment of claims of the Fund's creditors but before any distributions with respect to the Fund's common stock or any other stock of the Fund ranking junior to the Series B Preferred and Series C Auction Rate Preferred as to liquidation payments) an amount per share equal to such share's liquidation preference plus any accumulated but unpaid dividends (whether or not earned or declared) to the date of distribution. The Series B Preferred and the Series C Auction Rate Preferred will rank on a parity with shares of any other series of preferred stock of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Series B Preferred and Series C Auction Rate Preferred shares each carry one vote per share on all matters on which such shares are entitled to vote. The Series B Preferred and the Series C Auction Rate Preferred will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. Any Series B Preferred or Series C Auction Rate Preferred repurchased or redeemed by the Fund will be classified as authorized but unissued preferred stock. The Board of Directors may by resolution classify or reclassify any authorized but unissued capital stock of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms or conditions of redemption. The Fund will not issue any class of stock senior to the Series B Preferred and/or Series C Auction Rate Preferred.

Rating Agency Guidelines

         Upon issuance, both the Series B Preferred and the Series C Auction Rate Preferred will be rated Aaa by Moody's Investors Service, Inc. In addition, the Series C Auction Rate Preferred will also be rated AAA by Fitch. The Fund is required under Moody's and Fitch guidelines to maintain assets having in the aggregate a discounted value at least equal to the Basic Maintenance Amount (as defined below) for its outstanding preferred stock, including any outstanding Series B Preferred or Series C Auction Rate Preferred, with respect to the separate guidelines Moody's and Fitch has each established for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's and Fitch guidelines also impose certain diversification requirements and industry concentration limitations on the Fund's overall portfolio, and apply specified discounts to securities held by the Fund (except certain money market securities). The "Basic Maintenance Amount" is equal to (i) the sum of
(a) the aggregate liquidation preference of the preferred stock then outstanding plus (to the extent not included in the liquidation preference of such preferred stock) an amount equal to the aggregate accumulated but unpaid dividends (whether or not earned or declared) in respect of such preferred stock, (b) the total principal of any debt (plus accrued and projected interest), (c) certain Fund expenses and (d) certain other current liabilities (excluding any unpaid dividends on the Fund's common stock) less (ii) the Fund's (a) cash and (b) assets consisting of indebtedness which (x) is to mature prior to or on the date of redemption or repurchase of the preferred stock, (y) are U.S. Government Obligations or evidences of indebtedness rated at least Aaa, P-1, VMIG-1 or MIG-1 by Moody's or AAA, SP-1+ or A-1+ by Standard and Poor's, and (z) is held by the Fund for the payment of dividends or distributions, the amounts needed to redeem or repurchase preferred stock, or the Fund's liabilities.

         If the Fund does not timely cure a failure to maintain a discounted value of its portfolio equal to the Basic Maintenance Amount in accordance with the requirements of the applicable rating agency or agencies then rating the Series B Preferred or the Series C Auction Rate Preferred at the request of the Fund, the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred stock, including the Series B Preferred or the Series C Auction Rate Preferred, as described below under " -- Redemption."

         The Fund may, but is not required to, adopt any modifications to the rating agency guidelines that may hereafter be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the relevant rating agency's ratings or a withdrawal of such ratings altogether. In addition, any rating agency providing a rating for the Series B Preferred or the Series C Auction Rate Preferred at the request of the Fund may, at any time, change or withdraw any such rating. The Board of Directors, without further action by the stockholders, may amend, alter, add to or repeal certain of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines if the Board of Directors determines that such modification is necessary to prevent a reduction in rating of the shares of preferred stock by Moody's and/or Fitch, as the case may be, or is in the best interests of the holders of shares of common stock and is not adverse to the holders of preferred stock in view of advice to the Fund by Moody's and Fitch (or such other rating agency then rating the Series B Preferred or Series C Auction Rate Preferred at the request of the Fund) that such modification would not adversely affect its then-current rating of the Series B Preferred or Series C Auction Rate Preferred, as the case may be.

         In addition, with respect to the Series C Auction Rate Preferred, the Board of Directors may amend the Articles Supplementary definition of "Maximum Rate" (the "maximum rate" as defined below under " -- Dividends on the Series C Auction Rate Preferred -- Maximum Rate") to increase the percentage amount by which the "AA" Financial Composite Commercial Paper Rate or the Treasury Index Rate, whichever is applicable, is multiplied to determine the maximum rate without the vote or consent of the holders of Series C Auction Rate Preferred or any other stockholder of the Fund, but only after consultation with the broker-dealers for the Series C Auction Rate Preferred, and with confirmation from each applicable rating agency that the Fund could meet the Basic Maintenance Amount Test applicable to the Series C Auction Rate Preferred immediately following any such increase. See "-- Dividends on the Series C Auction Rate Preferred-- Maximum Rate"

         As described by Moody's and Fitch, the ratings assigned to the Series B Preferred and the Series C Auction Rate Preferred are assessments of the capacity and willingness of the Fund to pay the obligations of each of the Series B Preferred and the Series C Auction Rate Preferred. The ratings on the Series B Preferred and the Series C Auction Rate Preferred are not recommendations to purchase, hold or sell shares of either series, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of Series B Preferred or Series C Auction Rate Preferred will be able to sell such shares on an exchange, in an auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

         The rating agency guidelines will apply to the Series B Preferred or Series C Auction Rate Preferred, as the case may be, only so long as such rating agency is rating such shares at the request of the Fund. The Fund will pay fees to Moody's and Fitch for rating the Series B Preferred and the Series C Auction Rate Preferred.

Asset Maintenance Requirements

         In addition to the requirements summarized under " -- Rating Agency Guidelines" above, the Fund must also satisfy asset maintenance requirements under the 1940 Act with respect to its preferred stock. The 1940 Act requirements are summarized below.

         The Fund will be required under the Articles Supplementary for each of the Series B Preferred and/or Series C Auction Rate Preferred to determine whether it has as of the last business day of each March, June, September and December of each year, an "asset coverage" (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund that are stock, including any outstanding Series B Preferred and the Series C Auction Rate Preferred. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured within 60 days, in the case of the Series B Preferred, or 10 days, in the case of the Series C Auction Rate Preferred, (including the Series B Preferred or Series C Auction Rate Preferred) the Fund may, and in certain circumstances will be required to, mandatorily redeem shares of preferred stock sufficient to satisfy such asset coverage. See " -- Redemption" below.

         If the shares of Series B Preferred and/or Series C Auction Rate Preferred offered hereby had been issued and sold as of March 1, 2003 , the asset coverage required under the 1940 Act immediately following such issuance and sale and assuming the redemption of all Series A Preferred (after giving effect to the deduction of the underwriting discounts and estimated offering
expenses for such shares of $      ), would have been computed as follows:

             value of Fund assets less liabilities not constituting senior securities ($ ) / senior securities representing indebtedness plus liquidation prefer ence of each class of preferred stock ($ ), expressed as a percentage =
                 %.


Dividends on the Series B Preferred

         Upon issuance of the Series B Preferred (if issued), holders of shares of Series B Preferred will be entitled to receive, when, as and if declared by the Board of Directors of the Fund out of funds legally available therefor, cumulative cash dividends, at the annual rate of % (computed on the basis of a 360- day year consisting of twelve 30-day months) of the liquidation preference of $25 per share, payable quarterly on March 26, June 26, September 26 and December 26 in each year or, if any such day is not a business day, the immediately succeeding business day. Such dividends will commence on , 2003, and will be payable to the persons in whose names the shares of Series B Preferred are registered at the close of business on the fifth preceding business day.

         Dividends on the shares of Series B Preferred will accumulate from the date on which such shares are issued; provided, however, that any shares of Series B Preferred issued within 30 days of the original issue date of the series will accumulate dividends from the series' original date of issue.

Dividends on the Series C Auction Rate Preferred

         General. Upon issuance of the Series C Auction Rate Preferred (if issued), the holders of Series C Auction Rate Preferred will be entitled to receive cash dividends stated at annual rates as a percentage of its $25,000 per share liquidation preference, that will vary from dividend period to dividend period. The dividend rate for the initial dividend period for any Series C Auction Rate Preferred offered in this prospectus will be the rate set out on the cover of this prospectus. For subsequent dividend periods, the Series C Auction Rate Preferred will pay dividends based on a rate set at the auction, normally held weekly, but the rates set at the auction will not exceed the maximum rate. Dividend periods generally will be seven days, and the dividend periods generally will begin on the first business day after an auction. In most instances, dividends are also paid weekly, on the business day following the end of the dividend period. The Fund, subject to some limitations, may change the length of the dividend periods, designating them as "special dividend periods," as described below.

         Dividend Payments. Except as described below, the dividend payment date will be the first business day after the dividend period ends. The dividend payment dates for special dividend periods of more (or less) than seven days will be set out in the notice designating a special dividend period. See " -- Designation of Special Dividend Periods" for a discussion of payment dates for a special dividend period.

         Dividends on Series C Auction Rate Preferred will be paid on the dividend payment date to holders of record as their names appear on the Fund's stock ledger or stock records on the business day next preceding the dividend payment date. If dividends are in arrears, they may be declared and paid at any time to holders of record as their names appear on the Fund's stock ledger or stock records on a date not more than 15 days before the payment date, as the Fund's Board of Directors may fix.

         The dividend paying agent, in accordance with its current procedures, is expected to credit in same-day funds on each dividend payment date dividends received from the Fund to the accounts of broker-dealers who act on behalf of holders of the Series C Auction Rate Preferred. Such broker-dealers, in turn, are expected to distribute dividend payments to the person for whom they are acting as agents. If a broker-dealer does not make dividends available to Series C Auction Rate Preferred holders in same- day funds, these stockholders will not have funds available until the next business day.

         Dividend Rate Set at Auction. The Series C Auction Rate Preferred pays dividends based on a rate set at auction at which Series C Auction Rate Preferred may be bought and sold. The auction usually is held weekly, but may be held more or less frequently. The Bank of New York, the auction agent, reviews orders from broker-dealers on behalf of existing holders who wish to sell, hold at the auction rate, or hold only at a specified dividend rate , and on behalf of potential holders who wish to buy Series C Auction Rate Preferred. The auction agent then determines the lowest dividend rate that will result in all of the Series C Auction Rate Preferred continuing to be held. See "The Auction of Series C Auction Rate Preferred."

         If an auction is not held because an unforeseen event, or unforeseen events cause a day that otherwise would have been an auction date not to be a business day, then the length of the then current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events), the applicable rate for such period will be the applicable rate for the then- current dividend period so extended and the dividend payment date for such dividend period will be the first business day immediately succeeding the end of such period.

         Determination of Dividend Rates. The Fund computes the dividends per share by multiplying the applicable rate determined at the auction by a fraction, the numerator of which normally is the number of days in such dividend period and the denominator of which is 360. This applicable rate is then multiplied by $25,000 to arrive at the dividend per share.

         Maximum Rate. The dividend rate that results from an auction for the Series C Auction Rate Preferred will not be greater than the applicable "maximum rate." The maximum rate means (i) in the case of a dividend period of 184 days or less, the applicable percentage of the "AA" Financial Composite Commercial Paper Rate on the date of such auction determined as set forth in the following chart based on the lower of the credit ratings assigned to the Series C Auction Rate Preferred by Moody's and Fitch or (ii) in the case of a dividend period of longer than 184 days, the applicable percentage of the Treasury Index Rate.


         Moody's Credit Rating       Fitch Credit Rating         Applicable Percentage
         ---------------------       -------------------         ---------------------
             Aa3 or higher              AA- or higher                     150%
               A3 to A1                    A- to A+                       175%
             Baa3 to Baa1                BBB- to BBB+                     250%
              Below Baa3                  Below BBB-                      275%

         The "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable dividend period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all dividend periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, that if the most recent such statistical release will not have been published during the 15 days preceding the date of computation, the foregoing computations will be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. government securities selected by the Fund.

         There is no minimum dividend rate in respect of any dividend period.

         Effect of Failure to Pay Dividends in a Timely Manner. If the Fund fails to pay the paying agent the full amount of any dividend for the Series C Auction Rate Preferred in a timely manner, but the Fund cures the failure and pays any late charge before 12:00 noon, New York City time on the third business day following the date the failure occurred, no default will be deemed to have occurred and the dividend rate for the dividend period immediately following the dividend with respect to which the dividend payment default would otherwise have occurred will be the applicable rate set at the auction for such dividend period.

         However, if the Fund does not effect a timely cure, the dividend rate for the Series C Auction Rate Preferred for such default period, and any subsequent dividend period for which such default is continuing, will be the default rate. In the event the Fund fully pays all default amounts due during a dividend period, the dividend rate for the remainder of that dividend period will be, as the case may be, the applicable rate (for the first dividend period following a dividend default) or the then-maximum rate (for any subsequent dividend period for which such default is continuing).

         The default rate means 300% of the applicable "AA" Financial Composite Commercial Paper Rate for a dividend period of 184 days or fewer and 300% of the applicable Treasury Index Rate for a dividend period of longer than 184 days. Late charges are also calculated at the applicable default rate.

         Designation of Special Dividend Periods. The Fund may instruct the auction agent to hold auctions and pay dividends more or less frequently than weekly. The Fund may do this if, for example, the Fund expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the effect of the Fund's leverage on holders of its common shares. The Fund does not currently expect to hold auctions and pay dividends less frequently than weekly in the near future. If the Fund designates a special dividend period, changes in interest rates could affect the price received if shares of Series C Auction Rate Preferred are sold in the secondary market.

         Any designation of a special dividend period will be effective only if (i) notice thereof will have been given as provided for in the Charter,
(ii) any failure to pay in a timely matter to the auction agent the full amount of any dividend on, or the redemption price of, the Series C Auction Rate Preferred will have been cured as provided for in the Charter, (iii) the auction immediately preceding the special dividend period was not a failed auction, (iv) if the Fund will have mailed a notice of redemption with respect to Series C Auction Rate Preferred, the Fund will have deposited with the paying agent all funds necessary for such redemption, and (v) the Fund has confirmed that as of the auction date next preceding the first day of such special dividend period, it has assets with an aggregate discounted value at least equal to the Basic Maintenance Amount (as defined below), and the Fund has consulted with the broker-dealers for the Series C Auction Rate Preferred and has provided notice of such designation and a Basic Mainte nance Report to each rating agency then rating the Series C Auction Rate Preferred at the request of the Fund.

         The dividend payment date for any special dividend period will be the first business day after the end of the special dividend period. In addition, for special dividend periods of (x) at least 91 days but not more than one year, dividend payment dates will occur on the 91st, 181st and 271st days within such dividend period, if applicable, and (y) more than one year, dividend payment dates will occur on each March 26, June 26, September 26 and December 26 during the special dividend period.

         Before the Fund designates a special dividend period: (1) at least seven business days (or two business days in the event the duration of the dividend period prior to such special dividend period is less than eight days) and not more than 30 business days before the first day of the proposed special dividend period, the Fund will issue a press release stating its intention to designate a special dividend period and inform the auction agent of the proposed special dividend period by telephonic or other means and confirm it in writing promptly thereafter and (2) the Fund must inform the auction agent of the proposed special dividend period by 3:00 p.m., New York City time on the second business day before the first day of the proposed special dividend period.

         See the SAI for more information.

Restrictions on Dividends and Other Distributions for the Series B Preferred and the Series C Auction Rate Preferred

         So long as any Series B Preferred or Series C Auction Rate Preferred is outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in common stock or in options, warrants or rights to subscribe for or purchase common shares) in respect of the common stock or call for redemption, redeem, purchase or otherwise acquire for consideration any common stock (except by conversion into or exchange for shares of the Fund ranking junior to the Series B Preferred and/or Series C Auction Rate Preferred as to the payment of dividends and the distribution of assets upon liquidation), unless:

         o the Fund has declared and paid (or provided to the relevant dividend paying agent) all cumulative dividends on the Fund's preferred stock, including the Series B Preferred and/or Series C Auction Rate Preferred, due on or prior to the date of such common stock dividend or distribution;

         o the Fund has redeemed the full number of shares of Series B Preferred and/or Series C Auction Rate Preferred to be redeemed pursuant to any mandatory redemption provision in the Fund's Charter; and

         o after paying the dividend, the Fund meets applicable asset coverage requirements described under " -- Rating Agency Guidelines" and " -- Asset Maintenance Require ments."

         No full dividend will be declared or paid on the Series B Preferred or Series C Auction Rate Preferred for any dividend period, or part thereof, unless full cumulative dividends due through the most recent dividend payment dates therefor for all outstanding series of preferred stock of the Fund ranking on a parity with the Series B Preferred and Series C Auction Rate Preferred as to the payment of dividends have been or contemporaneously are declared and paid. If full cumulative dividends due have not been paid on all outstanding shares of preferred stock of the Fund ranking on a parity with the Series B Preferred and/or Series C Auction Rate Preferred as to the payment of dividends, any dividends being paid on the shares of such preferred stock (including the Series B Preferred and/or Series C Auction Rate Preferred) will be paid as nearly pro rata as possible in proportion to the respective amounts of dividends accumulated but unpaid on each such series of preferred stock on the relevant dividend payment date.

Redemption

         Mandatory Redemption Relating to Asset Coverage Requirements. The Fund may, at its option, consistent with its Charter and the 1940 Act, and in certain circumstances will be required to, mandatorily redeem preferred stock (including, at its discretion, the Series B Preferred or Series C Auction Rate Preferred) in the event that:

         o the Fund fails to maintain the asset coverage requirements specified under the 1940 Act and such failure is not cured on or before 60 days, in the case of the Series B Preferred, or 10 business days in the case of the Series C Auction Rate Preferred following such failure; or

         o the Fund fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines as of any monthly valuation date, and such failure is not cured on or before 10 business days after such valuation date.

         The redemption price for shares of each of the Series B Preferred and Series C Auction Rate Preferred subject to mandatory redemption will be, respectively, $25 per share and $25,000 per share, in each case plus an amount equal to any accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of Series C Auction Rate Preferred having a dividend period of more than one year) any applicable redemption premium determined by the Board of Directors.

         The number of shares of preferred stock that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding shares of preferred stock the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the shares of preferred stock. In the event that shares of preferred stock are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of shares of preferred stock so that the Fund's assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage). In the event that shares of preferred stock are redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of shares of preferred stock so that the Fund's discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the rating agency guidelines asset coverage requirements by up to 10% (that is, 110% rating agency asset coverage). In addition, as discussed under " -- Optional Redemption" below, the Fund generally may exercise its optional redemption rights with respect to the Series C Auction Rate Preferred at any time.

         If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the shares of preferred stock to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

         If fewer than all shares of the Fund's outstanding preferred stock are to be redeemed, the Fund, at its discretion and subject to the limitations of the 1940 Act and Maryland law, will select the one or more series of preferred stock from which shares will be redeemed and the amount of preferred stock to be redeemed from each such series. If fewer than all of the shares of a series of preferred stock are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine). If fewer than all shares of the preferred stock held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.

         Optional Redemption of the Series B Preferred. Prior to , 2008, the shares of Series B Preferred are not subject to optional redemption by the Fund unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund's status as a regulated investment company under the Code. Commencing on , 2008 and thereafter, the Fund may at any time redeem shares of Series B Preferred in whole or in part for cash at a redemption price per share equal to $25 per share plus accumulated and unpaid dividends (whether or not earned or declared) to the redemption date. Such redemptions are subject to the notice requirements set forth under " -- Redemption Procedures" and the limitations of the 1940 Act and Maryland law.

         Optional Redemption of the Series C Auction Rate Preferred. The Fund may, at its option, redeem the Series C Auction Rate Preferred, in whole or in part, at any time following the initial dividend period so long as the Fund has not designated a non-call period. The Fund may designate a non- call period during a dividend period of more than seven days. In the case of Series C Auction Rate Preferred having a dividend period of one year or less, the redemption price per share will equal $25,000 plus an amount equal to any accumulated but unpaid dividends thereon (whether or not earned or declared) to the redemption date, and in the case of Series C Auction Rate Preferred having a dividend period of more than one year, for the redemption price plus any redemption premium applicable during such dividend period. Such redemptions are subject to the notice requirements set forth under " -- Redemption Procedures" and the limitations of the 1940 Act and Maryland law.

         Redemption Procedures. A notice of redemption with respect to an optional redemption will be given to the holders of record of preferred stock selected for redemption not less than 15 days, in the case of the Series B Preferred, and not less than 7 days in the case of the Series C Auction Rate Preferred, nor, in both cases, more than 40 days prior to the date fixed for redemption. Preferred stockholders may receive shorter notice in the event of a mandatory redemption. Each notice of redemption will state (i) the redemption date, (ii) the number or percentage of shares of preferred stock to be redeemed (which may be expressed as a percentage of such shares outstanding), (iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated dividends to be included therein),
(v) the place or places where such shares are to be redeemed, (vi) that dividends on the shares to be redeemed will cease to accrue on such redemption date, (vii) the provision of the Articles Supplementary under which the redemption is being made and (viii) any conditions precedent to such redemption. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

         The holders of Series B Preferred or Series C Auction Rate Preferred will not have the right to redeem their shares of the Fund at their option.

Liquidation Rights

         Upon a liquidation, dissolution or winding up of the affairs of the Fund (whether voluntary or involuntary), holders of Series B Preferred or Series C Auction Rate Preferred then outstanding will be entitled to receive out of the assets of the Fund available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment of assets is made to holders of the common stock or any other class of stock of the Fund ranking junior to the Series B Preferred or Series C Auction Rate Preferred as to liquidation payments, a liquidation distribution in the amount of $25 per share, in the case of the Series B Preferred, or $25,000 per share, in the case of the Series C Auction Rate Preferred, in either case plus an amount equal to all unpaid dividends accrued to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund but excluding interest thereon), and such holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding shares of preferred stock of the Fund ranking on a parity with the Series B Preferred and/or Series C Auction Rate Preferred as to payment upon liquidation will be insufficient to permit the payment in full to such holders of the Series B Preferred and/or Series C Auction Rate Preferred and other parity preferred stock of the amounts due upon liquidation with respect to such shares, then such available assets will be distributed among the holders of the Series B Preferred, the Series C Auction Rate Preferred and such other parity preferred stock ratably in proportion to the respective preferential amounts to which they are entitled. Unless and until the liquidation payments due to holders of the Series B Preferred and/or Series C Auction Rate Preferred and such other parity preferred stock have been paid in full, no dividends or distributions will be made to holders of the common stock or any other stock of the Fund ranking junior to the Series B Preferred and/or Series C Auction Rate Preferred and other parity preferred stock as to liquidation.

Voting Rights

         Except as otherwise stated in this prospectus, specified in the Fund's Charter or as otherwise required by applicable law, holders of the Series B Preferred and/or Series C Auction Rate Preferred along with holders of other outstanding shares of series of preferred stock, will be entitled to one vote per share held on each matter submitted to a vote of stockholders and will vote together with holders of shares of common stock and of any other preferred stock then outstanding as a single class.

         In connection with the election of the Fund's directors, holders of the outstanding shares of Series B Preferred, Series C Auction Rate Preferred and the other series of preferred stock, voting together as a single class, will be entitled at all times to elect two of the Fund's directors, and the remaining directors will be elected by holders of shares of common stock and holders of the Series B Preferred, Series C Auction Rate Preferred and other series of preferred stock, voting together as a single class. In addition, if
(i) at any time dividends on outstanding shares of the Series B Preferred, Series C Auction Rate Preferred and/or any other preferred stock are unpaid in an amount equal to at least two full years' dividends thereon and sufficient cash or specified securities have not been deposited with the applicable paying agent for the payment of such accumulated dividends or (ii) at any time holders of any other series of preferred stock are entitled to elect a majority of the directors of the Fund under the 1940 Act or the Articles Supplementary creating such shares, then the number of directors constituting the Board of Directors automatically will be increased by the smallest number that, when added to the two directors elected exclusively by the holders of the Series B Preferred, Series C Auction Rate Preferred and other series of preferred stock as described above, would then constitute a majority of the Board of Directors as so increased by such smallest number. Such additional directors will be elected by the holders of the Series B Preferred, Series C Auction Rate Preferred and the other series of preferred stock, voting together as a single class, at a special meeting of stockholders which will be called as soon as practicable and will be held not less than 10 or more than 20 days after the mailing date of the meeting notice. If the Fund fails to send such meeting notice or to call such a special meeting, the meeting may be called by any preferred stockholder on like notice. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter pays or declares and sets apart for payment in full, all dividends payable on all outstanding shares of preferred stock for all past dividend periods or the holders of other series of preferred stock are no longer entitled to elect such additional directors, the additional voting rights of the holders of the preferred stock as described above will cease, and the terms of office of all of the additional or replacement directors elected by the holders of the preferred stock (but not of the directors with respect to whose election the holders of shares of common stock were entitled to vote or the two directors the holders of shares of preferred stock have the right to elect as a separate class in any event) will terminate at the earliest time permitted by law.

         So long as shares of Series B Preferred or Series C Auction Rate Preferred are outstanding, the Fund will not, without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the shares of preferred stock outstanding at the time (including the Series B Preferred or Series C Auction Rate Preferred, as applicable), voting separately as one class, amend, alter or repeal the provisions of the Fund's Charter, whether by merger, consolidation or otherwise, so as to materially adversely affect any of the contract rights expressly set forth in the Charter with respect to such shares of preferred stock. Also, to the extent permitted under the 1940 Act, in the event shares of more than one series of preferred stock are outstanding, the Fund will not approve any of the actions set forth in the preceding sentence which materially adversely affects the contract rights expressly set forth in the Charter with respect to such shares of a series of preferred stock (such as the Series B Preferred or Series C Auction Rate Preferred) differently than those of a holder of shares of any other series of preferred stock without the affirmative vote of the holders of at least a majority of the shares of preferred stock of each series materially adversely affected and outstanding at such time (each such materially adversely affected series voting separately as a class to the extent its rights are affected differently). Unless a higher percentage is provided for under the Charter or applicable provisions of Maryland law, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of the preferred stock (including the Series B Preferred and/or Series C Auction Rate Preferred), voting together as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objective and Policies" and "Investment Restrictions" in this prospectus and the SAI. For purposes of the preferred stock voting rights described in this section, except as otherwise required under the 1940 Act, the phrase "vote of the holders of a majority of the outstanding shares of preferred stock" (or any like phrase) means, in accordance with Section 2(a)(42) of the 1940 Act, the vote, at the annual or a special meeting of the stockholders of the Fund duly called (i) of 67% or more of the shares of preferred stock present at such meeting, if the holders of more than 50% of the outstanding shares of preferred stock are present or represented by proxy or (ii) more than 50% of the outstanding shares of preferred stock, whichever is less. The class vote of holders of shares of the preferred stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of common stock, Series B Preferred, Series C Auction Rate Preferred and any other preferred stock, voting together as a single class, that may be necessary to authorize the action in question.

         The calculation of the elements and definitions of certain terms of the rating agency guidelines may be modified by action of the Board of Directors without further action by the stockholders if the Board of Directors determines that such modification is necessary to prevent a reduction in rating of the shares of preferred stock by Moody's and/or Fitch (or any other rating agency then rating the Series B Preferred or Series C Auction Rate Preferred at the request of the Fund), as the case may be, or is in the best interests of the holders of shares of common stock and is not adverse to the holders of preferred stock in view of advice to the Fund by the relevant rating agencies that such modification would not adversely affect its then-current rating of the preferred stock.

         The foregoing voting provisions will not apply to any Series B Preferred or Series C Auction Rate Preferred if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the applicable paying agent to effect such redemption. The holders of Series B Preferred and/or Series C Auction Rate Preferred will have no preemptive rights or rights to cumulative voting.

Limitation on Incurrence of Additional Indebtedness and Issuance of Additional Preferred Stock

         So long as any Series B Preferred or Series C Auction Rate Preferred is outstanding and subject to compliance with the Fund's investment objective, policies and restrictions, the Fund may issue and sell one or more series of a class of senior securities of the Fund representing indebtedness under the 1940 Act and/or otherwise create or incur indebtedness, provided that the Fund will, immediately after giving effect to the incurrence of such indebtedness and to its receipt and application of the proceeds thereof (including the retirement of any senior securities representing indebtedness to be retired with such proceeds), have an "asset coverage" for all senior securities of the Fund representing indebtedness, as defined in the 1940 Act, of at least 300% of the amount of all indebtedness of the Fund then outstanding and no such additional indebtedness will have any preference or priority over any other indebtedness of the Fund upon the distribution of the assets of the Fund or in respect of the payment of interest. Any possible liability resulting from lending and/or borrowing portfolio securities, entering into reverse repurchase agreements, entering into futures contracts and writing options, to the extent such transactions are made in accordance with the investment restrictions of the Fund then in effect, will not be considered to be indebtedness limited by the Articles Supplementary.

         So long as any Series B Preferred or Series C Auction Rate Preferred is outstanding, subject to receipt of approval from Moody's and, in the case of the Series C Auction Rate Preferred, Fitch, and subject to compliance with the Fund's investment objective, policies and restrictions, the Fund may issue and sell shares of one of more other series of preferred stock in addition to the Series B Preferred or Series C Auction Rate Preferred, provided that the Fund will, immediately after giving effect to the issuance of such additional preferred stock and to its receipt and application of the proceeds thereof (including, without limitation, to the redemption of preferred stock for which notice of redemption has been given prior to such issuance) have an "asset coverage" for all senior securities of the Fund which are stock, as defined in the 1940 Act, of at least 200% of the sum of the liquidation preference of the shares of preferred stock of the Fund then outstanding and all indebtedness of the Fund constituting senior securities and no such additional preferred stock will have any preference or priority over any other preferred stock of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends.

         The Fund does not currently intend to offer additional preferred shares or senior securities representing indebtedness. However, the Fund will consider from time to time whether to do so and may issue additional such securities were the Board of Directors to conclude that such an offering would be consistent with the Fund's Charter and applicable law, and in the best interest of existing common stockholders.

Repurchase of Series B Preferred and Series C Auction Rate Preferred Shares

         The Fund is a closed-end investment company and, as such, holders of the Series B Preferred or Series C Auction Rate Preferred do not and will not have the right to redeem their shares of the Fund. The Fund, however, may repurchase Series B Preferred or, outside of an auction, Series C Auction Rate Preferred when it is deemed advisable by the Board of Directors in compliance with the requirements of the 1940 Act and regulations thereunder and other applicable requirements.

Book-Entry

         Shares of Series B Preferred will initially be held in the name of Cede & Co. as nominee for DTC. The Fund will treat Cede & Co. as the holder of record of the Series B Preferred for all purposes. In accordance with the procedures of DTC, however, purchasers of Series B Preferred will be deemed the beneficial owners of shares purchased for purposes of dividends, voting and liquidation rights. Purchasers of Series B Preferred may obtain registered certificates by contacting the Transfer Agent.

         Shares of Series C Auction Rate Preferred will initially be held by the auction agent as custodian for Cede & Co., in whose name the shares of the Series C Auction Rate Preferred shall be registered. The Fund will treat Cede & Co. as the holder of record of the Series C Auction Rate Preferred for all purposes.

                THE AUCTION OF SERIES C AUCTION RATE PREFERRED

Summary of Auction Procedures

         The following is a brief summary of the auction procedures for the Series C Auction Rate Preferred, which are described in more detail in the SAI. These auction procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Accordingly, this description does not purport to be complete and is qualified, in its entirety, by reference to the Fund's Charter, including the provisions of the Articles Supplementary establishing the Series C Auction Rate Preferred.

          The auctions determine the dividend rate for the Series C Auction Rate Preferred, but each dividend rate will not be higher than the maximum rate. See "Description of the Series B Preferred and Series C Auction Rate Preferred -- Dividends on the Series C Auction Rate Preferred." If you own shares of Series C Auction Rate Preferred, you may instruct your broker-dealer to enter one of three kinds of order in the auction with respect to your shares: sell, bid and hold.

         o If you enter a sell order, you indicate that you want to sell Series C Auction Rate Preferred at $25,000 per share, no matter what the next dividend period's rate will be.

         o If you enter a bid (or "hold at a rate") order, which must specify a dividends rate, you indicate that you want to sell Series C Auction Rate Preferred only if the next dividend period's rate is less than the rate you specify.

         o If you enter a hold order you indicate that you want to continue to own Series C Auction Rate Preferred, no matter what the next dividend period's rate will be.

         You may enter different types of orders for different portions of your Series C Auction Rate Preferred. You may also enter an order to buy additional Series C Auction Rate Preferred. All orders must be for whole shares. All orders you submit are irrevocable. There is a fixed number of Series C Auction Rate Preferred shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, the rating of the Series C Auction Rate Preferred and general economic conditions including current interest rates. If you own Series C Auction Rate Preferred and submit a bid for them higher than the then-maximum rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold Series C Auction Rate Preferred, but if you fail to submit an order and the dividend period is longer than 28 days, the broker-dealer will treat your failure to submit a bid as a sell order.

         If you do not then own Series C Auction Rate Preferred, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at $25,000 per share at or above the dividend rate you specify. If your bid for shares you do not own specifies a rate higher than the then- maximum rate, your bid will not be considered.

         Broker-dealers will submit orders from existing and potential holders of Series C Auction Rate Preferred to the auction agent. Neither the Fund nor the auction agent will be responsible for a broker- dealer's failure to submit orders from existing or potential holders of Series C Auction Rate Preferred. A broker-dealer's failure to submit orders for Series C Auction Rate Preferred held by it or its customers will be treated in the same manner as a holder's failure to submit an order to the broker-dealer. A broker- dealer may submit orders to the auction agent for its own account. The Fund may not submit an order in any auction.

         The auction agent after each auction for the Series C Auction Rate Preferred will pay to each broker-dealer, from funds provided by the Fund, a service charge equal to, in the case of any auction immediately preceding a dividend period of less than 365 days, the product of (i) a fraction, the numerator of which is the number of days in such dividend period and the denominator of which is 365, times (ii) 1/4 of 1%, times (iii) $25,000, times
(iv) the aggregate number of Series C Auction Rate Preferred shares placed by such broker-dealer at such auction or, in the case of any auction immediately preceding a dividend period of one year or longer, a percentage of the purchase price of the Series C Auction Rate Preferred placed by the broker-dealers at the auction agreed to by the Fund and the broker- dealers.

         If the number of Series C Auction Rate Preferred shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is at least equal to the number of Series C Auction Rate Preferred shares subject to sell orders, then the dividend rate for the next dividend period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential holders, would result in existing and potential holders owning all the Series C Auction Rate Preferred available for purchase in the auction.

         If the number of Series C Auction Rate Preferred shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is less than the number of Series C Auction Rate Preferred shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the Series C Auction Rate Preferred for which they submitted sell orders.

         The auction agent will not consider a bid above the then-maximum rate. The purpose of the maximum rate is to place an upper limit on dividends with respect to the Series C Auction Rate Preferred and in so doing to help protect the earnings available to pay dividends on common shares, and to serve as the dividend rate in the event of a failed auction (that is, an auction where there are more Series C Auction Rate Preferred offered for sale than there are buyers for those shares).

         If broker-dealers submit or are deemed to submit hold orders for all outstanding Series C Auction Rate Preferred, the auction is considered an "all hold" auction and the dividend rate for the next dividend period will be the "all hold rate," which is 80% of the "AA" Financial Composite Commercial Paper Rate, as determined in accordance with procedures set forth in the Articles Supplementary establishing the Series C Auction Rate Preferred.

         The auction procedures include a pro rata allocation of Series C Auction Rate Preferred shares for purchase and sale. This allocation process may result in an existing holder continuing to hold or selling, or a potential holder buying, fewer shares than the number of Series C Auction Rate Preferred shares in its order. If this happens, broker-dealers will be required to make appropriate pro rata allocations among their respective customers.

         Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through DTC. Purchasers will pay for their Series C Auction Rate Preferred through broker-dealers in same-day funds to DTC against delivery to the broker-dealers. DTC will make payment to the sellers' broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. As used in this prospectus, a business day is a day on which the New York Stock Exchange is open for trading, and which is not a Saturday, Sunday or any other day on which banks in New York City are authorized or obligated by law to close.

         The first auction for Series C Auction Rate Preferred will be held on , 2003, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special dividend periods, auctions for Series C Auction Rate Preferred normally will be held every Tuesday (or the next preceding business day if Tuesday is a holiday), and each subsequent dividend period for the Series C Auction Rate Preferred normally will begin on the following Wednesday.

         If an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an auction date not to be a business day, then the length of the then-current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events), the applicable rate for such period will be the applicable rate for the then current dividend period so extended and the dividend payment date for such dividend period will be the first business day immediately succeeding the end of such period.

         The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Series C Auction Rate Preferred shares and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:



Current Holder A                Owns 500 shares, wants to sell all          Bid order at 1.6% rate for
                                500 shares if auction rate is less than     all 500 shares
                                1.6%
Current Holder B                Owns 300 shares, wants to hold              Hold order - will take the
                                                                            auction rate
Current Holder C                Owns 200 shares, wants to sell all          Bid order at 1.4% rate for
                                200 shares if auction rate is less than     all 200 shares
                                1.4%
Potential Holder D              Wants to buy 200 shares                     Places order to buy at or
                                                                            above 1.5%
Potential Holder E              Wants to buy 300 shares                     Places order to buy at or
                                                                            above 1.4%
Potential Holder F              Wants to buy 200 shares                     Places order to buy at or
                                                                            above 1.6%

         The lowest dividend rate that will result in all 1,000 Series C Auction Rate Preferred shares continuing to be held is 1.5% (the offer by D). Therefore, the dividend rate will be 1.5%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of Series C Auction Rate Preferred

         The underwriters are not required to make a market in the Series C Auction Rate Preferred. The broker-dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for the Series C Auction Rate Preferred will develop or, if it does develop, that it will provide owners with liquidity of investment. The Series C Auction Rate Preferred will not be registered on any stock exchange or on the NASDAQ market. Investors who purchase Series C Auction Rate Preferred in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

         You may sell, transfer, or otherwise dispose of the Series C Auction Rate Preferred only in whole shares and only pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures, to the Fund or its affiliates or to or through a broker-dealer that has been selected by the Fund or to such other persons as may be permitted by the Fund. However, if you hold your Series C Auction Rate Preferred in the name of a broker-dealer, a sale or transfer of your Series C Auction Rate Preferred to that broker-dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer for purposes of the foregoing if the shares remain in the name of the broker-dealer immedi ately after your transaction. In addition, in the case of all transfers other than through an auction, the broker-dealer (or other person, if the Fund permits) receiving the transfer must advise the auction agent of the transfer.

         Further description of the auction procedures can be found in the SAI.


               DESCRIPTION OF CAPITAL STOCK AND OTHER SECURITIES

Common Stock

         The Fund is authorized to issue two hundred million (200,000,000), all of which shares were initially designated common stock. The Board of Directors has the authority to classify and reclassify any authorized but unissued shares of capital stock from time to time. The Board of Directors has authorized issuance of one hundred million (100,000,000) shares of the common stock class and shares of the Series A Preferred. The common stock of the Fund is listed on the NYSE under the symbol "GGT" and began trading . Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. There are no conversion or preemptive rights in connection with any outstanding stock of the Fund. All stock, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. The common stock is not redeemable and has no preemptive, conversion or cumulative voting rights.

         The Fund is a closed-end, management investment company and, as such, its stockholders do not, and will not, have the right to redeem their stock. The Fund, however, may repurchase its common stock from time to time as and when it deems such a repurchase advisable. The Fund's Board of Directors has determined that such repurchase, up to shares of common stock, may be made when the Fund's common stock is trading at a discount of 10% or more from net asset value. Pursuant to this authoriza tion the Fund has repurchased in the open market shares through , 2002, none of which stock was repurchased during the year ended December 31, 2002. Pursuant to the 1940 Act, the Fund may repurchase its stock on a securities exchange (provided that the Fund has informed its stockholders within the preceding six months of its intention to repurchase such stock) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under Rule 23c-1, certain conditions must be met for such alternative purchases regarding, among other things, distribution of net income for the preceding fiscal year, asset coverage with respect to the Fund's senior debt and equity securities, identity of the sellers, price paid, brokerage commissions, prior notice to stockholders of an intention to purchase stock and purchasing in a manner and on a basis which does not discriminate unfairly against the other stockholders through their interest in the Fund. In addition, Rule 23c-1 requires the Fund to file notices of such purchase with the SEC. Any repurchase of common stock by the Fund will also be subject to Maryland corporate law, which requires that immediately following such repurchase the total assets of the Fund must be equal to or greater than the sum of the Fund's total liabilities plus the aggregate liquidation preference of its outstanding preferred stock.

         When the Fund repurchases its common stock for a price below its net asset value, the net asset value of the common stock that remains outstanding will be enhanced. This does not, however, necessarily mean that the market price of the Fund's remaining outstanding common stock will be affected, either positively or negatively. Further, interest on any borrowings made to finance the repurchase of common stock will reduce the net income of the Fund.

         From the commencement of the Fund's operations as a closed-end investment company, the Fund's common stock has traded in the market for extended periods at both a premium to and a discount from net asset value.

Preferred Stock

         Currently, [__] shares of the Fund's capital stock have been classified by the Board of Directors as preferred stock, par value $.001 per share. The terms of such preferred stock may be fixed by the Board of Directors and would materially limit and/or qualify the rights of the holders of the Fund's common stock. As of December 31, 2002, the Fund had outstanding shares of Series A Preferred, which, along with the Series B Preferred and/or Series C Auction Rate Preferred being issued in connection with this prospectus, are senior securities of the Fund. The Series A Preferred was rated AAA by S&P and was the same class as the Series B Preferred and Series C Auction Rate Preferred and is ranked on a parity with the Series B Preferred and Series C Auction Rate Preferred as to dividend and liquidation preference. Dividends on the Series A Preferred accrue at an annual rate of 7.92% of the liquidation preference of $25 per share, are cumulative from the date of original issuance thereof and are payable quarterly on March 26, June 26, September 26 and December 26 in each year. The Series A Preferred is listed and traded on the New York Stock Exchange under the symbol "GGT Pr."

         The Series A Preferred is rated Aaa by Moody's Investor Service, Inc. and the Fund is required to meet similar asset coverage requirements with respect to the Series A Preferred as are described in this prospectus for the Series B Preferred.

         The Fund will redeem all of the outstanding shares of Series A Preferred on March 28, 2003, or as soon thereafter as is practicable following the issuance of the preferred stock offered by this prospec tus.

         The following table shows the number of shares of (i) capital stock authorized, (ii) its classifica tion and (iii) capital stock outstanding for each class of authorized securities of the Fund as of 2002.


                                                            AMOUNT              AMOUNT
 CLASS OF STOCK                   AMOUNT AUTHORIZED       CLASSIFIED         OUTSTANDING
 --------------                   -----------------       ----------         ------------
Common Stock.................     shares*                                       shares
Preferred Stock..............     shares                                        shares**

* The total number of shares of capital stock of all classes authorized. The Board of Directors is authorized to classify or reclassify these one billion shares.

** Does not include the Series B Preferred or Series C Auction Rate Preferred being offered pursuant to this prospectus.



TAXATION

         The following is a description of certain U.S. federal income tax consequences to a stockholder of acquiring, holding and disposing of preferred stock of the Fund. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospec tively.

         No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its stockholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

         The Fund has elected to be treated and has qualified as, and intends to continue to qualify as, a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders, if it distributes at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions will be taxable to the stockholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

Taxation of Stockholders

         Distributions paid to you by the Fund from its ordinary income or from an excess of net short- term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to you as ordinary income to the extent of the Fund's earning and profits. Distributions made to you from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gains if they have been properly designated by the Fund, regardless of the length of time you have owned Fund stock. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of your stock and, after such adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the stock is held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designat ing the amount of any ordinary income dividends or capital gain dividends and other distributions.

         The sale or other disposition of common stock of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if the stock has been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund stock held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of stock of the Fund will be disallowed if other substantially identical Fund stock is acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the stock is disposed of. In such case, the basis of the stock acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, short-term capital gains and ordinary income will currently be taxed at a maximum rate of 38.6% while long-term capital gains generally will be taxed at a maximum rate of 20% and 10% for taxpayers in the 15% bracket. The 20% capital gains rate and the 10% capital rate will be reduced to 18% and 8% respectively, for capital assets held for more than five years if the holding period begins after December 31, 2000.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional stock of the Fund. If the Fund pays you a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund's stock who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

         The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

         The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its stockholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its stockholders can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. Stockholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

              ANTI-TAKEOVER PROVISIONS OF THE CHARTER AND BY-LAWS

         The Fund presently has provisions in its Charter and Amended and Restated By-Laws (together, its "Governing Documents") that could have the effect of limiting:

         o the ability of other entities or persons to acquire control of the Fund's Board of Directors;

         o      the Fund's freedom to engage in certain transactions; or

         o the ability of the Fund's directors or stockholders to amend the Governing Documents or effectuate changes in the Fund's management.

These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provi sions. The Board of Directors of the Fund is divided into three classes, each having a term of three years. Each year the term of one class of directors will expire. Accordingly, only those directors in one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors. Such system of electing directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the stockholders of the Fund to change the majority of directors. See "Management of the Fund" in the SAI. A director of the Fund may be removed with or without cause by a vote of a majority of the votes entitled to be cast for the election of directors of the Fund. In addition, the affirmative vote of the holders of 66 2/3% of the outstanding voting shares of the Fund, and the vote of a majority (as defined in the 1940 Act) of the holders of preferred shares, voting as a single class, is required to authorize its conversion from a closed-end to an open-end investment company, or generally to authorize any of the following transactions:

         o merger or consolidation of the Fund with or into any other corporation;

         o issuance of any securities of the Fund to any person or entity for cash;

         o sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

         o sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund. However, such vote would not be required when, under certain circumstances, the Board of Directors approves the transaction or when each class of voting securities of the corporation or entity that is the other party to any of the above-listed transactions is (directly or indirectly) majority owned by the Fund.


        Further, unless a higher percentage is provided for under the Charter, the affirmative vote of a majority (as defined in the 1940 Act) of the votes entitled to be cast by holders of outstanding shares of the Fund's preferred stock, voting as a separate class, will be required to approve any plan of reorganiza tion adversely affecting such stock or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, open-ending the Fund and changing the Fund's invest ment objective or changing the investment restrictions described as fundamental policies under "Investment Restrictions" in the SAI.

         Maryland corporations that are subject to the Securities Exchange Act of 1934 and have at least three outside directors, such as the Fund, may by board resolution elect to become subject to certain corporate governance provisions set forth in the Maryland corporate law, even if such provisions are inconsistent with the corporation's charter and by-laws. Accordingly, notwithstanding its Charter or By- Laws, under Maryland law the Fund's Board of Directors may elect by resolution to, among other things:

         o require that special meetings of stockholders be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at such meeting;

         o reserve for the Board the right to fix the number of Fund directors;

         o provide that directors are subject to removal only by the vote of the holders of two-thirds of the stock entitled to vote; and

         o retain for the Board sole authority to fill vacancies created by the death, removal or resignation of a director, with any director so appointed to serve for the balance of the unexpired term rather than only until the next annual meeting of stockholders.

         The Board may make any of the foregoing elections without amending the Fund's Charter or By- Laws and without stockholder approval. Though a corporation's charter or a resolution by its board may prohibit its directors from making the elections set forth above, the Fund's Board currently is not prohibited from making any such elections.

         The provisions of the Governing Documents and Maryland law described above could have the effect of depriving the owners of stock in the Fund of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder.

         The Governing Documents of the Fund are on file with the SEC. For the full text of these provisions see "Further Information."

                          CUSTODIAN, TRANSFER AGENT,
                  AUCTION AGENT AND DIVIDEND-DISBURSING AGENT

            State Street Bank and Trust Company (the "Custodian"), located at 150 Royall Street, Canton, MA 02021, serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon the average weekly value of the total assets of the Fund, plus certain charges for securities transactions.

         EquiServe Trust Company, N.A., located at P.O. Box 43025, Providence, RI 02940-3025, serves as the Fund's dividend disbursing agent, as agent under the Fund's automatic dividend reinvestment and voluntary cash purchase plan and as transfer agent and registrar for the common stock of the Fund.

          Series B Preferred. EquiServe will also serve as the Fund's transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series B Preferred.

         Series C Auction Rate Preferred. The Bank of New York, located at 5 Penn Plaza, 13th Floor, New York, NY 10001, will serve as the Fund's auction agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series C Auction Rate Preferred.


                                 UNDERWRITING

         Salomon Smith Barney Inc. and Gabelli & Company, Inc are acting as underwriters in this offering. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of shares of Series B Preferred and Series C Auction Rate Preferred set forth opposite the underwriter's name.


                                                                                  Number of Series
                                                         Number of Series         C Auction Rate Preferred
Underwriter                                              B Preferred Shares       Shares
-----------                                              ------------------       ------------------------
Salomon Smith Barney Inc. ......................
Gabelli & Company, Inc..........................
                                                         _________                _________
         Total..................................


          The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other condi tions. The underwriters are obligated to purchase all the Series B Preferred or Series C Auction Rate Preferred, as applicable, if they purchase any such shares. The Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make for any of those liabilities.

Offering of Series B Preferred Shares

         The Fund has been advised by the underwriters that they propose initially to offer some of the Series B Preferred shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares to dealers at the public offering price less a concession not to exceed $ per share. The sales load the Fund will pay of $ per Series B Preferred share is equal to
 % of the initial offering price. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any Series B Preferred purchased in the initial public offering on or before , 2003.

         Prior to the offering, there has been no public market for the Series B Preferred. Application has been made to list the Series B Preferred on the New York Stock Exchange. However, during an initial period which is not expected to exceed 30 days after the date of this prospectus, the Series B Preferred will not be listed on any securities exchange. During such period, the underwriters intend to make a market in the Series B Preferred; however, they have no obligation to do so. Consequently, an invest ment in the Series B Preferred may be illiquid during such period.

         In connection with the offering, the underwriters may purchase and sell shares of Series B Preferred in the open market. These transactions may include short sales and stabilizing transactions. Short sales involve syndicate sales of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress.

         The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the underwriters repurchase shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

         Any of these activities may have the effect of preventing or retarding a decline in the market price of the stock. They may also cause the price of the Series B Preferred to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the New York Stock Exchange or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

Offering of Series C Auction Rate Preferred Shares

         The Fund has been advised by the underwriters that they propose initially to offer some of the Series C Auction Rate Preferred shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares to dealers at the public offering price less a concession not to exceed $ per share. The sales load the Fund will pay of $ per Series C Auction Rate Preferred share is equal to % of the initial offering price. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any Series C Auction Rate Preferred purchased in the initial public offering on or
before      , 2003.

Provision of Other Services to the Fund

         The underwriters have performed investment banking and advisory services for the Fund from time to time for which they have received customary fees and expenses. The underwriters and their affiliates may from time to time engage in transactions with and perform services for the Fund in the ordinary course of their business.

         The underwriters have acted in the past and the Fund anticipates that the underwriters may continue from time to time act as brokers or dealers in executing the Fund's portfolio transactions and that the underwriters, or their affiliates, may act as a counterparty in connection with the interest rate transactions described under "How the Fund Manages Risk -- Interest Rate Transactions" after they have ceased to be underwriters. The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under "The Auction of Series C Auction Rate Preferred" and in the SAI. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

         The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, NY 10013. The principal business address of Gabelli & Company, Inc. is One Corporate Center, Rye, New York 10580.

         Gabelli & Company, Inc. is a wholly-owned subsidiary of Gabelli Securities, Inc., which is a majority-owned subsidiary of the parent company of the Investment Adviser which is, in turn, indirectly majority-owned by Mario J. Gabelli. As a result of these relationships, Mr. Gabelli, the Fund's President and Chief Investment Officer, may be deemed to be a "controlling person" of Gabelli & Company, Inc.


                                 LEGAL MATTERS

         Certain matters concerning the legality under Maryland law of the Series B Preferred and Series C Auction Rate Preferred will be passed on by Miles & Stockbridge P.C., Baltimore, Maryland. Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, special counsel to the Fund in connection with the offering of the Series B Preferred and/or Series C Auction Rate Preferred, and by Simpson Thacher & Bartlett, New York, New York, counsel to the underwriters. Skadden, Arps, Slate, Meagher & Flom LLP and Simpson Thacher & Bartlett will each rely as to matters of Maryland law on the opinion of Miles & Stockbridge P.C.


                                    EXPERTS

         The audited financial statements of the Fund as of December 31, 2002 have been incorporated by reference into the SAI in reliance on the report of PricewaterhouseCoopers LLP, independent accoun tants, given on the authority of that firm as experts in accounting and auditing. The report of PricewaterhouseCoopers LLP is included in the SAI. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.


                            ADDITIONAL INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

         The Fund's common stock and Series A Preferred is listed on the New York Stock Exchange, and reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

         This prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act of 1933, as amended, and the 1940 Act. This prospectus omits certain of the informa tion contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Series B Preferred and Series C Auction Rate Preferred offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC's web site (http://www.sec.gov).


               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking state ments. Such factors include, among others, those listed under "Risk Factors and Special Considerations" and elsewhere in this prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.



                           TABLE OF CONTENTS OF SAI

         An SAI dated as of , 2003, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:

                                                                      PAGE
THE FUND ............................................................
INVESTMENT OBJECTIVES AND POLICIES ..................................   B-
INVESTMENT RESTRICTIONS..............................................   B-
MANAGEMENT OF THE FUND...............................................   B-
PORTFOLIO TRANSACTIONS ..............................................   B-
REPURCHASE OF COMMON STOCK...........................................   B-
PORTFOLIO TURNOVER ..................................................   B-
AUTOMATIC DIVIDEND REINVESTMENT AND
  VOLUNTARY CASH PURCHASE PLAN.......................................   B-
TAXATION ............................................................   B-
ADDITIONAL INFORMATION CONCERNING
   AUCTIONS FOR SERIES C AUCTION RATE PREFERRED .....................   B-
ADDITIONAL INFORMATION CONCERNING THE SERIES
   B PREFERRED AND SERIES C AUCTION RATE PREFERRED ..................   B-
      AND       GUIDELINES ..........................................   B-
NET ASSET VALUE......................................................   B-
BENEFICIAL OWNERS....................................................   B-
GENERAL INFORMATION..................................................   B-
FINANCIAL STATEMENTS.................................................   B-
GLOSSARY.............................................................   B-
APPENDIX A...........................................................   B-


         No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the underwriters. Neither the delivery of this prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.



                                                                APPENDIX A

                            CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.


Aaa         Bonds that are rated Aaa are judged to be of the best quality.
            They carry the smallest degree of investment risk and are
            generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa Securities.
A           Bonds that are rated A possess many favorable investment
            attributes and are to be considered as upper- medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.
Baa         Bonds that are rated Baa are considered as medium-grade
            obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba          Bonds that are rated Ba are judged to have speculative elements;
            their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2, and 3) with respect to the bonds rated Aa through B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.
Caa Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
-------------------------------------------------------------------------------

FITCH, INC.
AAA This is the highest rating assigned by Fitch to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.
AA           Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. Principal and interest payments on bonds in this category are regarded as safe.
A Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
-------------------------------------------------------------------------------

Speculative Grade

         Debt rated BB, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

         AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

         "NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Fitch does not rate a particular type of obligation as a matter of policy.



STANDARD & POOR'S RATINGS SERVICES

-------------------------------------------------------------------------------
AAA This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.
AA           Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.
A Principal and interest payments on bonds in this category are regarded as safe. Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
-------------------------------------------------------------------------------

Speculative Grade

         Debt rated BB, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C 1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

         In July 1994, S&P initiated an "r" symbol to its ratings. The "r" symbol is attached to deriva tives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to noncredit risks created by the terms of the obligations.

         AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

         "NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                   Subject to Completion, Dated [    ], 2003

                   THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                          __________________________

                      STATEMENT OF ADDITIONAL INFORMATION

      The Gabelli Global Multimedia Trust Inc. (the "Fund") is a closed-end, non- diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objective is to achieve long-term growth of capital by investing primarily in the common stock and other debt or equity securities of foreign and domestic companies involved in the telecommuni cations, media, publishing and entertainment industries. Income is the secondary investment objective. The investment objectives of long-term growth of capital and income are fundamental policies of the Fund. The Fund's policy of concentration in companies in the communications industries is also a fundamental policy of the Fund.

      This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated [ ], 2003 (the "Prospec tus"). Investors should obtain and read the Prospectus prior to purchasing the Series B Preferred or the Series C Auction Rate Preferred. A copy of the Prospectus may be obtained without charge by calling the Fund at 1-800-GABELLI (1-800-422-3554) or (914) 921-5070. This SAI
incorporates by reference the entire Prospectus.

      Each capitalized term used but not defined in this SAI has the meaning ascribed to it, as the case may be, in the Prospectus or in the glossary of this SAI.


                     TABLE OF CONTENTS

                                                                         Page
The Fund ............................................................
Investment Objectives and Policies...................................
Investment Restrictions..............................................
Management of the Fund...............................................
Portfolio Transactions...............................................
Repurchase of Common Stock...........................................
Portfolio Turnover...................................................
Automatic Dividend Reinvestment and Voluntary Cash
Purchase Plan Taxation...............................................
Additional Information Concerning Auctions for the
eries C Auction Rate Preferred.......................................
Additional Information Concerning the Series B Preferred
and Series C Auction Rate Preferred..................................
Moody's and Fitch Guidelines.........................................
Net Asset Value......................................................
Beneficial Owners....................................................
General Information..................................................
Financial Statements.................................................
Glossary.............................................................
Appendix A...........................................................

      The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Ex change Commission's office at no charge. This Statement of Additional Information is dated March 12, 2003.


                                   THE FUND

      The Fund was incorporated in Maryland on May 31, 1994, and is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund's investment operations commenced on November 15, 1994. The Fund's common stock is traded on the New York Stock Exchange under the symbol "GGT." The Fund's Series A Preferred is traded on the New York Stock Exchange under the symbol "GGT Pr."


                      INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

      The Fund's primary investment objective is long-term growth of capital. Income is a secondary objective. Under normal market conditions, the Fund will invest at least 80% of its total assets in common stock and other securities of companies in the telecommunica tions, media, publishing and entertainment industries. See "Investment Objectives and Policies" in the Prospectus.

Investment Practices

      Special Situations. Subject to the Fund's policy of investing at least 80% of the value of its total assets in companies involved in the telecommunications, media, publishing and entertainment industries, the Fund from time to time may invest in companies that are determined by Gabelli Funds, LLC (the "Adviser") to possess "special situation" character istics. In general, a special situation company is a company whose securities are expected to increase in value solely by reason of a development particularly or uniquely applicable to the company. Developments that may create special situations include, among others, a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough or new management or management policies. The principal risk associated with investments in special situation companies is that the anticipated development thought to create the special situation may not occur and the investment therefore may not appreciate in value or may decline in value.

      Temporary Defensive Investments. Although under normal market conditions at least 80% of the Fund's assets will consist of common stock and other securities of foreign and domestic companies involved in the telecommunications, media, publishing and entertainment industries, when a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may hold without limitation cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are U.S. Government Securities, commercial paper rated A-1 or higher by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"); and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. For a description of such ratings, see Appendix A to the Prospectus. The Fund may also invest up to 10% of the market value of its total assets during temporary defensive periods in shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements in respect of those securities. Money market mutual funds are investment companies and the investments by the Fund in those companies are subject to certain other limitations. See "Investment Restrictions." As a shareholder in a mutual fund, the Fund will bear its ratable share of the fund's expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser with respect to assets so invested.

      Lower Rated Securities. The Fund may invest up to 10% of its total assets in fixed- income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's, or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds."

      Generally, such lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organiza tions, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate develop ments and changes in economic conditions than higher quality bonds. In addition, such lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer's management and regulatory matters.

      In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair market value to respond to changes in the economy or the financial markets.

      Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a de creased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

      The Fund may invest in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bank ruptcy protection or that the value of the securities will not appreciate.

      In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis in seeking investments that it believes to be under rated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, respon siveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

      Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might not change their ratings of a particular issue or reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

      The market for certain lower rated and comparable unrated securities has in the past experienced a major economic recession. The recession adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

      Derivative Instruments.

      Options. The Fund may, from time to time, subject to guidelines of the Board of Directors and the limitations set forth in the Prospectus and applicable rating agency guidelines, purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the OTC market, as a means of achieving additional return or of hedging the value of the Fund's portfolio.

      A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

      A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

      A call option is "covered" if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other liquid securities in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The Investment Adviser, on behalf of the Fund, has no present intention to engage in uncovered option transactions. If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

      The Fund will realize a profit from a closing transaction if the price of the transac tion is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underly ing security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

      An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

      Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

      The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

      Options on Foreign Currencies. Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities, described above and in the Prospec tus. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.

      As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denomi nated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

      Futures Contracts. The Fund will enter into futures contracts only for certain bona fide hedging, yield enhancement and risk management purposes. The Fund may enter into futures contracts for the purchase or sale of debt securities, financial indices, and U.S. government securities (collectively, "interest rate futures contracts"). It may also enter into futures contracts for the purchase or sale of foreign currencies in which securities held or to be acquired by the Fund are denominated, or the value of which have a high degree of positive correlation to the value of such currencies as to constitute an appropriate vehicle for hedging. In addition, the Fund may enter into futures contracts on stock and bond indices (collectively, "securities indices"). The Fund may enter into such futures contracts both on U.S. and foreign exchanges.

      A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the assets underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the assets underlying the contract at a specified price at a specified future time. Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the assets underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), an agency of the U.S. government, and must be executed through a futures commission merchant, i.e., a brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these contract markets and their affiliated clearing organizations guarantee performance of the contracts as between the clearing members of the exchange.

      At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). It is expected that the initial margin on U.S. exchanges will vary from 0.5% to 4% of the face value of the contract. Under certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Thereafter, the futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark-to-the-market." Each day the Fund is required to provide or is entitled to receive variation margin in an amount equal to any change in the value of the contract since the preceding day.

      Although futures contracts by their terms may call for the actual delivery or acquisition of underlying assets, in most cases the contractual obligation is extinguished by offset before the expiration of the contract.

      The offsetting of a contractual obligation is accomplished by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. Such a transaction cancels the obligation to make or take delivery of the underlying commodity. When the Fund purchases or sells futures contracts, the Fund will incur brokerage fees and related transactions costs.

      In addition, futures contracts entail risks. The ordinary spreads between values in the cash and futures markets, due to differences in the characters of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin require ments, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Thus, a correct forecast of interest rate trends by the Investment Adviser may still not result in a successful transaction.

      If the Fund seeks to hedge against a decline in the value of its portfolio securities and sells futures contracts on other securities that historically have had a high degree of positive correlation to the value of the portfolio securities, the value of its portfolio securities might decline more rapidly than the value of a poorly correlated futures contract rises. In that case, the hedge will be less effective than if the correlation had been greater. In a similar but more extreme situation, the value of the futures position might in fact decline while the value of the portfolio securities holds steady or rises. This would result in a loss that would not have occurred but for the attempt to hedge.

      Options on Futures Contracts. The Fund may also enter into options on futures contracts for certain bona fide hedging, yield enhancement and risk management purposes. The Fund may purchase put and call options and write put and call options on futures contracts that are traded on U.S. and foreign exchanges. The Investment Adviser, on behalf of the Fund, has no present intention to engage in uncovered option transactions. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise of the option on the futures contract.

      The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the asset which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its custodian for the term of the option, cash or liquid securities equal to the fluctuating value of the optioned futures. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option and having an expira tion date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its custodian for the term of the option, cash or liquid securities at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its custodian with respect to such put option). There is no limitation on the amount of the Fund's assets which can be placed in the segregated account.

      Writing a put option on a futures contract serves as a partial hedge against an increase in the value of debt securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intends to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund intends to acquire.

      Writing a call option on a futures contract serves as a partial hedge against a decrease in the value of the Fund's portfolio securities. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holding of debt securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase in the value of the securities in the Fund's portfolio which were being hedged.

      The Fund may purchase put options on futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates or fluctuating currency exchange rates. The Fund may also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund intends to acquire as a result of declining interest rates or fluctuating currency exchange rates.

      Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

      Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose consti tutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin depos ited by the Fund with its custodian with respect to such futures contracts.

      The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

      The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

      Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

      The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

      Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

      Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts. Subject to the guidelines of the Board of Directors, the Fund may engage in transactions in futures contracts and options hereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

      Regulations of the CFTC applicable to the Fund permit the Fund's futures and options on futures transactions to include (i) bona fide hedging transactions without regard to the percentage of the Fund's assets committed to margin and option premiums and (ii) non-hedging transactions, provided that the Fund not enter into such non-hedging transac tions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums would exceed 5% of the market value of the Fund's liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions.

      In addition, investment in future contracts and related options generally will be limited by the rating agency guidelines applicable to any of the Fund's outstanding preferred stock.

      Forward Currency Exchange Contracts. The Fund may engage in currency transactions other than on futures exchanges to protect against future changes in the level of future currency exchange rates. The Fund will conduct such currency exchange transactions either on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into forward contracts to purchase or sell currency. A forward contract on foreign currency involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. The risk of shifting of a forward currency contract will be substantially the same as a futures contract having similar terms. The Fund's dealing in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency.

      The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If the Fund enters into a position hedging transaction, the Fund's custodian or subcustodian will place cash or other liquid securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's commitment with respect to the forward contract.

      At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to delivery. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

      The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

      If a decline in any currency is generally anticipated by the Investment Adviser, the Fund may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.

      Special Risk Considerations Relating to Futures and Options Thereon. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

      Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

      Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of govern mental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

      Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

      Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of govern mental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

      Repurchase Agreements. The Fund may engage in repurchase agreements as set forth in the Prospectus. A repurchase agreement is an instrument under which the pur chaser, i.e., the Fund, acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. The Fund will require that the value of such underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obliga tions of the counter party. The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will experience a loss.

      If the financial institution which is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss.

      Loans of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to securities broker-dealers or financial institu tions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its stock is qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets. The Fund's ability to lend portfolio securities will be limited by the rating agency guidelines applicable to any of the Fund's outstanding preferred stock.

      A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail finan cially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Board of Directors will oversee the credit worthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counter party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

      When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

      Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid high-grade debt securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

      Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

      The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales "against the box" may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

      When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

      The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government Securities or other highly liquid debt securities. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any pay ments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

      To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian, State Street Bank and Trust Company ("State Street"), an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities. The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.



                            INVESTMENT RESTRICTIONS

      The Fund operates under the following restrictions that constitute fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Such a majority is defined as the lesser of (i) 67% or more of the shares present at a meeting of stockholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. All percentage limita tions set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio. The Fund may not:

      o Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry other than the telecommunications, media, publishing and entertainment indus tries. This restriction does not apply to investments in U.S. Government Securities.

      o Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, if more than 10% of the market value of the total assets of the Fund would be invested in securities of other investment companies, more than 5% of the market value of the total assets of the Fund would be invested in the securities of any one investment company or the Fund would own more than 3% of any other investment company's securities; provided, however, this restriction will not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

      o Purchase or sell commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if imme diately thereafter (i) no more than 5% of its total assets are invested in margins and premiums and (ii) the aggregate market value of its outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Fund do not exceed 50% of the market value of its total assets. The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

      o Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

      o Make loans of money, except by the purchase of a portion of publicly distributed debt obligations in which the Fund may invest, and repurchase agreements with respect to those obligations, consistent with its investment objectives and policies. The Fund reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets. Any such loans will only be made upon approval of, and subject to any conditions imposed by, the Board of Directors of the Fund. Because these loans would at all times be fully collateralized, the risk of loss in the event of default of the borrower should be slight.

      o Borrow money, except that the Fund may borrow from banks and other financial institutions on an unsecured basis, in an amount not exceeding 10% of its total assets, to finance the repurchase of its shares. The Fund also may borrow money on a secured basis from banks as a temporary measure for extraordinary or emergency purposes. Temporary borrowings may not exceed 5% of the value of the total assets of the Fund at the time the loan is made. The Fund may pledge up to 10% of the lesser of the cost or value of its total assets to secure temporary borrowings. The Fund will not borrow for investment purposes. Immediately after any borrowing, the Fund will maintain asset coverage of not less than 300% with respect to all borrowings. While the borrowing of the Fund exceeds 5% of its respective total assets, the Fund will make no further purchases of securities, although this limitation will not apply to repurchase transactions as described above.

      o Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities; provided, however, this restriction will not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

      o Invest more than 15% of its total assets in illiquid securities, such as repur chase agreements with maturities in excess of seven days, or securities that at the time of purchase have legal or contractual restrictions on resale.


                            MANAGEMENT OF THE FUND

Directors and Officers

      Overall responsibility for management and supervision of the Fund rests with its Board of Directors. The Board of Directors approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, State Street Bank and Trust Company, the Fund's custodian (the "Custodian"), EquiServe Trust Company ("EquiServe"), the Fund's transfer agent and dividend disbursing agent with respect to the Series A Preferred and Series B Preferred, and The Bank of New York, the Fund's auction agent, paying agent and registrar with respect to the Series C Auction Rate Preferred. The day-to-day operations of the Fund are delegated to the Investment Adviser.

      The names and business addresses of the directors and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupa tions during the past five years and, in the case of the directors, their positions with certain other organizations and companies.



                                                       NUMBER OF
                                     TERM OF           PORTFOLIOS
                                   OFFICE AND            IN FUND            PRINCIPAL
NAME, POSITION(S)                   LENGTH OF            COMPLEX           OCCUPATION(S)                    OTHER
    ADDRESS1                          TIME             OVERSEEN BY          DURING PAST                  DIRECTORSHIPS
    AND AGE                          SERVED2             DIRECTOR           FIVE YEARS                 HELD BY DIRECTOR
-----------------                  ----------         ------------         -------------               ----------------

INTERESTED DIRECTORS3:

MARIO J. GABELLI                     Since 1994**           21       Chairman of the Board and Chief    Director of Morgan Group
Director, President and                                              Executive Officer of Gabelli       Holdings, Inc.
Chief Investment Officer                                             Asset Management Inc. and Chief    (transportation services);
Age: 60                                                              Investment Officer of Gabelli      Vice Chairman of Lynch
                                                                     Funds, LLC and GAMCO Investors,    Corporation (diversified
                                                                     Inc; Chairman and Chief Executive  manufacturing company).
                                                                     Officer of Lynch Interactive
                                                                     Corporation (multimedia and
                                                                     services); Chairman and Director
                                                                     of other registered investment
                                                                     companies in the Gabelli fund
                                                                     complex.

KARL OTTO PHL                       Since 1994*            30       Member of the Shareholder          Director of Gabelli Asset
Director                                                             Committee of Sal. Oppenheim Jr. &  Management Inc.; Chairman,
Age: 72                                                              Cie (private investment bank);     Incentive Capital and
                                                                     Former President of the Deutsche   Incentive Asset Management
                                                                     Bundesbank and Chairman of its     (Zurich); Director at Sal
                                                                     Central Bank Council (1980-1991);  Oppenheim Jr. & Cie,
                                                                     Director of other registered       Zurich.
                                                                     investment companies in the
                                                                     Gabelli fund complex.

NON-INTERESTED DIRECTORS:

THOMAS E. BRATTER                    Since 1994**            3       Director, President and Founder,                --
Director                                                             The John Dewey Academy
Age: 62                                                              (residential college preparatory
                                                                     therapeutic high school);
                                                                     Director of other registered
                                                                     investment companies in the
                                                                     Gabelli fund complex.

ANTHONY J. COLAVITA4                 Since 2001**           32       President and Attorney at Law in
Director                                                             the law firm of Anthony J.
Age: 66                                                              Colavita, P.C.; Director of other
                                                                     registered investment companies
                                                                     in the Gabelli fund complex.

JAMES P. CONN4                       Since 1994*            11       Former Managing Director and       Director of LaQuinta Corp.
Director                                                             Chief Investment Officer of        (hotels) and First
Age: 64                                                              Financial Security Assurance       Republic Bank
                                                                     Holdings Ltd. (1992-1998);
                                                                     Director of First Republic Bank;
                                                                     Director of other registered
                                                                     investment companies in the
                                                                     Gabelli fund complex.

FRANK J. FAHRENKOPF, JR.            Since 1999***            3       President and Chief Executive                  --
Director                                                             Officer of the American Gaming
Age: 62                                                              Association since June 1995;
                                                                     Partner of Hogan & Hartson (law
                                                                     firm); Chairman of International
                                                                     Trade Practice Group; Co-Chairman
                                                                     of the Commission on Presidential
                                                                     Debates; Former Chairman of the
                                                                     Republican National Committee;
                                                                     Director of other registered
                                                                     investment companies in the
                                                                     Gabelli fund complex.

ANTHONY R. PUSTORINO                 Since 1994*            16       Certified Public Accountant;                    --
Director                                                             Professor Emeritus, Pace
Age: 76                                                              University; Director of other
                                                                     registered investment companies
                                                                     in the Gabelli fund complex.

WERNER J. ROEDER, MD                Since 1999***           26       Medical Director of Lawrence
Director                                                             Hospital and practicing private
Age: 61                                                              physician

SALVATORE J. ZIZZA                  Since 1994***            8       Chairman of Hallmark Electrical    Director of Hollis Eden
Director                                                             Supplies Corp.; Former Executive   Pharmaceuticals, Bion
Age: 56                                                              Vice President of FMG Group (a     Environmental Technologies
                                                                     healthcare provider); Former       Inc. and The Credit Store
                                                                     President and Chief Executive      Inc.
                                                                     Officer of the Lehigh Group Inc.
                                                                     (an interior construction
                                                                     company) through 1997; Director
                                                                     of other registered investment
                                                                     companies in the Gabelli fund
                                                                     complex.

OFFICERS:

BRUCE N. ALPERT                       Since 1994            --       Executive Vice President and
Vice President and Treasurer                                         Chief Operating Officer of the
Age: 51                                                              Gabelli Funds, LLC and an officer
                                                                     of all mutual funds advised by
                                                                     Gabelli Funds, LLC and its
                                                                     affiliates.  Director and
                                                                     President of Gabelli Advisers,
                                                                     Inc.

PETER W. LATARTARA                    Since 1998            --       Vice President at the Fund since
Vice President                                                       1998.  Vice President of Gabelli
Age: 34                                                              & Company, Inc. since 1996.

BRANDON J. MCCUE                      Since 2000            --       Vice President of the Fund since
Title:                                                               2000.  Prior to 2000, Mr. McCue
Age:                                                                 was with the executive search
                                                                     firm of Robert Half International
                                                                     from 1999 to 2000 and President
                                                                     of Market Place Florists, Inc. (a
                                                                     speciality retail enterprise)
                                                                     from 1993 to 1999.

JAMES E. MCKEE                        Since 1995            --       Vice President General Counsel
Secretary                                                            and Secretary of Gabelli Asset
Age: 38                                                              Management, Inc. since 1999 and
                                                                     GAMCO Investors, Inc. since 1993;
                                                                     Secretary of all mutual funds
                                                                     advised by Gabelli Advisers, Inc.
                                                                     and Gabelli Funds, LLC.




1     Address:  One Corporate Center, Rye, NY 10580, unless otherwise noted.

2 The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

      * - Term expires at the Fund's 2003 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
      ** - Term expires at the Fund's 2004 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
      *** - Term expires at the Fund's 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

3 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

4     Represents holders of the  Fund's Series A Preferred.


      The Board of Directors of the Fund is divided into three classes, with a class having a term of three years. Each year the term of office of one class of directors of the Fund will expire. The terms of Messrs. Conn, Pohl and Pustorino as Directors of the Fund expire in 2003; the terms of Messrs. Bratter, Colavita and Gabelli as Directors of the Fund expire in 2004; and the terms of Messrs. Fahrenkopf, Roeder and Zizza as Directors of the Fund expire in 2005. See "Anti-Takeover Provisions of the Charter and By-Laws" in the Prospectus.

      The following table reflects the beneficial ownership of Directors of the Fund in securities of the Fund and in securities of other Gabelli Fund complex registered investment companies overseen by such Director.

-------------------------------------------------------------------------------
Name of Director     Dollar Range of Equity          Aggregate Dollar Range
                     Securities in the Fund*(1)      of Equity Securities in all
                                                     Registered Investment
                                                     Companies Overseen by
                                                     Directors in Family of
                                                     Investment Companies*
-------------------------------------------------------------------------------

INTERESTED DIRECTORS

-------------------------------------------------------------------------------
Mario J. Gabelli
-------------------------------------------------------------------------------
Karl Otto Pohl
-------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

-------------------------------------------------------------------------------
Dr. Thomas E. Bratter
-------------------------------------------------------------------------------
Anthony J. Colavita
-------------------------------------------------------------------------------
James P. Conn
-------------------------------------------------------------------------------
Frank J. Fahrenkopf, Jr.
-------------------------------------------------------------------------------
Anthony R. Pustorino
-------------------------------------------------------------------------------
Werner J. Roeder, MD
-------------------------------------------------------------------------------
Salvatore J. Zizza
-------------------------------------------------------------------------------

* Key to Dollar Ranges
A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000
(1)This information has been furnished by each Director as of [December 31, 2002]. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.

      The Directors serving on the Fund's Nominating Committee are Messrs. [__] (Chairman) and [__]. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee met once during the year ended [December 31, 2002]. The Fund does not have a standing compensation committee.

      Messrs. [__] (Chairman), [__] and [__] serve on the Fund's Audit Committee and these Directors are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee is responsible for reviewing and evaluating issues related to the account ing and financial reporting policies and internal controls of the Fund and the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Directors and the Fund's independent accountants. During the year ended [December 31, 2002], the Audit Committee met twice.

      The economic terms of the Advisory Agreement between the Fund and its Invest ment Adviser were unanimously approved by the Fund's Board of Directors at its [__] meeting. The Board's approval included a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party (as such term is defined in the 1940 Act). In approving the Advisory Agreement, the Board of Directors considered, among other things, the nature and quality of services to be provided by the Investment Adviser, the profitability to the Investment Adviser of its relationship with the Fund, economies of scale and comparative fees and expense ratios.

      The Fund and the Investment Adviser have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics can be reviewed and copied at the United States Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operations of the Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. The Code of Ethics is also available on the EDGAR database on the Securities and Exchange Commission's Internet Site at http://www.sec.gov. Copies of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Room Section, Washington, D.C. 20549- 0102.

Remuneration of Directors and Officers

      The Fund pays each director who is not affiliated with the Investment Adviser or its affiliates a fee of $5,000 per year plus $750 per meeting attended, together with each director's actual out-of-pocket expenses relating to attendance at such meetings.

       The following table shows certain compensation information for the directors and officers of the Fund for the fiscal year ended December 31, 2002. Messrs. Latartara and McCue are employed by the Fund and their compensation is evaluated and approved by the directors. Other officers who are employed by the Investment Adviser receive no compen sation or expense reimbursement from the Fund.





Compensation Table
For the Fiscal Year Ended December 31, 2002

                                           TOTAL COMPENSATION
                                            FROM THE FUND AND
         NAME OF PERSON AND                AGGREGATE COMPENSATION      FUND COMPLEX PAID
             POSITION*                         FROM THE FUND         TO DIRECTORS/OFFICERS
MARIO J. GABELLI                                      $0                      $0
Chairman of the Board (22)
THOMAS E. BRATTER Director (3)                        $                       $
ANTHONY J. COLAVITA Director (32)                     $                       $
JAMES P. CONN Director (11)                           $                       $
FRANK J. FAHRENKOPF JR. Director (3)                  $                      $$
KARL OTTO POHL Director (30)                          $                       $
ANTHONY R. PUSTORINO Director (16)                    $                       $
WERNER J. ROEDER, MD Director (26)                    $                       $
SALVATORE J. ZIZZA Director (8)                       $                       $

* Represents the total compensation paid to such persons during the calendar year ended [December 31, 2002] by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are consid ered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parenthesis represents the number of such investment companies and portfolios.

      For their services as Vice Presidents of the Fund, Mr. Latartara and Mr. McCue, respectively, received compensation in [2002] of $85,000 and $[__].

Indemnification of Officers and Directors; Limitations on Liability

      Subject to limitations imposed by the 1940 Act, the Fund's Charter limits the liability of the Fund's directors and officers to the Fund and its stockholders to the fullest extent permitted by Maryland law. Under Maryland law, Maryland corporations may limit their directors' and officers' liability for money damages to the corporation and stockholders except to the extent (i) that it is proved that a director or officer actually received an improper benefit or profit in money, property or services, in which case such director or officer may be liable for the amount of the benefit or profit actually received or (ii) that a judgment or other final adjudication adverse to a director or officer is entered in a proceed ing based on a finding that such director's or officer's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

      The Charter also provides for the indemnification of, and expenses to be advanced on behalf of, directors and officers, among others, to the fullest extent permitted by Maryland law, subject to the limitations imposed by the 1940 Act. Under Maryland law, corporations may indemnify present and past directors and officers, or officers of another corporation that serve at the request of the indemnifying corporation, against judgments, penalties, fines, settlements and reasonable expenses (including attorneys' fees) actually incurred in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation in which such director or officer is adjudicated liable to the corporation), in which they are made parties by reason of being or having been directors or officers, unless it is proved that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceed ing, the director or officer had reasonable cause to believe that the act or omission was unlawful. Maryland law also provides that, unless limited by the corporation's charter, a corporation will indemnify present and past directors and officers who are successful, on the merits or otherwise, in the defense of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, against reasonable expenses (including attorneys' fees) incurred in connection with such proceeding. The Fund's Charter does not limit the extent of this indemnity.


    Investment Advisory and Administrative Arrangements

      Gabelli Funds, LLC acts as the Fund's Investment Adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580. The Investment Adviser was organized in 1999 and is the successor to Gabelli Advisers, Inc., which was organized in 1980. As of December 31, 2002, the Investment Adviser acted as registered investment advisers to 18 management investment companies with aggregate net assets of $8.7 billion. The Investment Adviser, together with other affiliated investment advisers, had assets under management totaling $9.7 billion, as of December 31, 2002. GAMCO Investors, Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments and as a sub-adviser to management investment companies, having aggregate assets of $10.0 billion under management as of December 31, 2002. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for The Treasurer's Fund and separate accounts having aggregate assets of $1.6 billion under management as of December 31, 2002. The Investment Adviser is a wholly-owned subsidiary of Gabelli Asset Manage ment Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock of the Gabelli Group Capital Partners, Inc., which owns a majority of the capital stock of Gabelli Asset Management Inc.

      Under the terms of the Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Directors. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's stockholders and supervising the calculation of the net asset value of its stock. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement unless the Invest ment Adviser voluntarily assumes responsibility for such expense.

      The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee computed daily and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund. Notwithstanding the foregoing, the Investment Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the applicable series of its preferred stock for any calendar year in which the net asset value total return of the Fund allocable to the common stock, including distributions and the advisory fee subject to potential waiver, is less than the stated annual dividend rate of such series, prorated during the year such series is issued and the final year such series is outstanding.

      The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Gabelli" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Gabelli."

      Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund until the second anniversary of stockholder approval of such Agreement, and from year to year thereafter if approved annually (i) by the Fund's Board of Directors or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was initially approved by the Board of Directors at a meeting held on [__] and was approved most recently by the Board of Directors on [__], 2002. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

      For each of the years ended [December 31, 2000, December 31, 2001 and December 31, 2002], the Investment Adviser was paid $[__], $[__] and $[__], respectively, for advisory and administrative services rendered to the Fund.

                            PORTFOLIO TRANSACTIONS

      Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark- ups. Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc. may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Fund's Board of Directors have determined that portfolio transactions may be executed through Gabelli & Company, Inc. and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

      Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Informa tion so received will be in addition to and not in lieu of the services required to be per formed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such informa tion provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

      Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securi ties are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

      For the fiscal years ended December 31, 2000, December 31, 2001 and December 31, 2002, the Fund paid a total of $[__], $[__], and $[__], respectively, in brokerage commissions, of which Gabelli & Company, Inc. and its affiliates received $[__], $[__], and $[__], respectively. The amount received by Gabelli & Company, Inc. and its affiliates from the Fund in respect of brokerage commissions for the fiscal year ended December 31, 2002 represented approximately [__]% of the aggregate dollar amount of brokerage commissions paid by the Fund for such period and approximately [__]% of the aggregate dollar amount of transactions by the Fund for such period.

                          REPURCHASE OF COMMON STOCK

      The Fund is a closed-end, non-diversified, management investment company and as such its stockholders do not, and will not, have the right to redeem their stock. The Fund, however, may repurchase its common stock from time to time as and when it deems such a repurchase advisable. Such repurchases will be made when the Fund's common stock is trading at a discount of 10% or more (or such other percentage as the Board of Directors of the Fund may determine from time to time) from net asset value. Pursuant to the 1940 Act, the Fund may repurchase its common stock on a securities exchange (provided that the Fund has informed its stockholders within the preceding six months of its intention to repurchase such stock) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under that Rule, certain conditions must be met regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to stockholders of an intention to purchase stock and purchasing in a manner and on a basis that does not discriminate unfairly against the other stockholders through their interest in the Fund.

      When the Fund repurchases its common stock for a price below net asset value, the net asset value of the common stock that remains outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding common stock will be affected, either positively or negatively.

                              PORTFOLIO TURNOVER

      The portfolio turnover rates of the Fund for the fiscal years ending December 31, 2002, December 31, 2001 and December 31, 2000 were [__]% and [__]%, respectively. Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and its stockholders, as applicable. A higher rate of portfolio turnover may also result in taxable gains being passed to stockholders.


                        AUTOMATIC DIVIDEND REINVESTMENT
                       AND VOLUNTARY CASH PURCHASE PLAN

      Under the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan"), a stockholder whose shares of the Fund's common stock is registered in his own name will have all distributions reinvested automatically by EquiServe, which is agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by EquiServe as dividend disbursing agent.

      Under the Plan, whenever the market price of the common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued shares of common stock, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund, valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy the common stock for such Plan in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds net asset value.

      Participants in the Plan have the option of making additional cash payments to EquiServe, monthly, for investment in the shares as applicable. Such payments may be made in any amount from $250 to $10,000. EquiServe will use all funds received from participants to purchase shares of the Fund in the open market on or about the 15th of each month. EquiServe will charge each stockholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that participants send voluntary cash payments to EquiServe in a manner that ensures that EquiServe will receive these payments approximately 10 days before the 15th of the month. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by EquiServe at least 48 hours before such payment is to be invested.

      EquiServe maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockhold ers for personal and tax records. Shares in the account of each Plan participant will be held by EquiServe in noncertificated form in the name of the participant. A Plan participant may send its share certificates to EquiServe so that the shares represented by such certificates will be held by EquiServe in the participant's stockholder account under the Plan.

      In the case of stockholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, EquiServe will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who participate in the Plan.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to EquiServe at P.O. Box 43025, Providence, RI 02940-3025.

TAXATION

      The following discussion is a brief summary of certain United States federal income tax considerations affecting the Fund and its stockholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

Taxation of the Fund

      The Fund has qualified as and intends to continue to qualify as a regulated invest ment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income (i.e., its investment company taxable income as defined in the Code without regard to the deduction for dividends paid) and on its net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, which it distributes to its stockholders in each taxable year, provided that an amount equal to at least 90% of the sum of its net investment income and any net tax-exempt income for the taxable year is distributed to its stockholders.

      Qualification as a RIC requires, among other things, that the Fund: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies and
(ii) diversify its holdings so that, at the end of each quarter of each taxable year, subject to certain exceptions, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

      If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund's stockholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to preferred stockholders and common stockholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then the Fund would be required to recognize and pay tax on any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gains recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

      The IRS has taken the position that if a regulated investment company has two classes of stock, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, such as long- term capital gain. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during such year that was paid to such class. Consequently, the Fund will designate distributions made to the common stockholders and preferred stockholders as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Because of this rule, the Fund is required to allocate a portion of its net capital gain, ordinary investment income and dividends qualifying for the dividends received deduction to common stockholders and preferred stockholders. The amount of net capital gain and ordinary investment income and dividends qualifying for the dividends received deduction allocable among common stockholders and the preferred stockholders will depend upon the amount of such net capital gain and ordinary investment income and dividends qualifying for the dividends received deduction realized by the Fund and the total dividends paid by the Fund on shares of common stock and the preferred stock during a taxable year.

      Under the Code, amounts not distributed by a RIC on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98% of its capital gain net income (both long-term and short-term) for the one year period ending on October 31 of such year, (unless an election is made to use the Fund's fiscal year), and (iii) all ordinary income and capital gain net income for previous years that were not previously distributed or subject to tax under Subchapter M. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to stockholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received. While the Fund intends to distribute its ordinary income and capital gain net income in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain net income will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution require ments.

      Gain or loss on the sales of securities by the Fund will be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

      Foreign currency gain or loss on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as net investment income and loss.

      If the Fund invests in stock of a passive foreign investment company (a "PFIC"), the Fund may be subject to federal income tax on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock even if such income is distributed as a taxable dividend by the Fund to its stockholders. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs would be taxed to the Fund at the highest marginal federal corporate income tax rate in effect for the year to which it was allocated, and the tax would be further increased by an interest charge. The amount allocated to the taxable year of the distribution or disposition would be included in the Fund's net investment income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a taxable dividend to stockholders.

      If the Fund invests in stock of a PFIC, the Fund may be able to elect to treat the PFIC as a "qualified electing fund," in lieu of being taxable in the manner described in the above paragraph, and to include annually in income its pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of the PFIC. In order to make this election, the Fund would be required to obtain annual information from the PFICs in which it invests, which may be difficult to obtain. Alternatively, the Fund may elect to mark-to- market at the end of each taxable year all shares that it hold in PFICs. If it makes this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent it does not exceed prior increases.

      The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as dividends for federal income tax purposes.

      As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its stockholders.

      If the Fund does not meet the asset coverage requirements of the 1940 Act and the Articles Supplementary, the Fund will be required to suspend distributions to the holders of the common stock until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid completely imposition of the excise tax. Upon any failure to meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund may, and in certain circumstances will, be required to partially redeem the shares of Preferred Stock in order to restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockhold ers of failing to qualify as a RIC. If asset coverage were restored, the Fund would again be able to pay dividends and would generally be able to avoid Fund-level federal income taxation on the income that it distributes.

Hedging Transactions

      Certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

      Hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.

      The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions may be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gain or loss from the affected straddle positions.

      Because application of the straddle rules may affect the character and timing of the Fund's gains, losses and deductions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Foreign Taxes

      Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. It is anticipated that the Fund will not invest more than 25% of its total assets in foreign securities. Accordingly, the Fund will not be eligible to elect to "pass-through" to stockholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes. In order to make such an election, at least 50% of the Fund's total assets would be required to be invested in foreign securities.

Taxation of Stockholders

      The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gains are retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its stockholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gains its share of such undistrib uted amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gains included in such stockholder's gross income.

       Distributions of ordinary income are taxable to a U.S. stockholder as ordinary income, whether paid in cash or shares. Ordinary income dividends paid by the Fund may qualify for the dividends received deduction available to corporations, but only to the extent that the Fund's income consists of qualified dividends received from U.S. corporations. The Fund expects to distribute a relatively small amount of income that would be eligible for the dividends received deduction. The amount of any dividend distribution eligible for the dividends received deduction will be designated by the Fund in a written notice to stock holders within 60 days of the close of the taxable year. Distributions of net capital gain designated as capital gain dividends, if any, are taxable to shareholders at rates applicable to long-term capital gains, whether paid in cash or in shares, regardless of how long the stockholder has held the Fund's shares, and are not eligible fo the dividends received deduction. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, net investment income will currently be taxed at a maximum rate of 38.6% while net capital gain generally will be taxed at a maximum rate of 20%. For corporate taxpayers, both net investment income and net capital gain are taxed at a maxi mum rate of 35%.

      Stockholders may be entitled to offset their capital gain dividends with capital losses. There are a number of statutory provisions affecting when capital loses may be offset against capital gains, and limiting the use of losses from certain investments and activities. Accordingly, stockholders with capital losses are urged to consult their tax advisers.

      Stockholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the net asset value of shares is reduced below a stockholder's cost as a result of a distribution by the Fund, such distribution will be taxable even though it repre sents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

      Upon a sale or exchange of shares, a stockholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      Any loss realized by a stockholder on the sale of Fund shares held by the stock holder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or amounts credited to the stockholder as an undistributed capital gain) with respect to such shares.

      Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Stockholders are urged to consult their own tax advisers regarding specific questions about the U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

      Ordinary income dividends (but not capital gain dividends) paid to stockholders who are non-resident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

      The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

Backup Withholding

      The Fund may be required to withhold federal income tax on all taxable distribu tions and redemption proceeds payable to non-corporate stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifica tions, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such stockholder's federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

      The foregoing is a general and abbreviated summary of the applicable provi sions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in Series B Preferred or Series C Auction Rate Preferred should consult their own tax advisers regarding the purchase, ownership and disposition of Series B Preferred or Series C Auction Rate Preferred.


                  ADDITIONAL INFORMATION CONCERNING AUCTIONS
                      FOR SERIES C AUCTION RATE PREFERRED

General

      The Articles Supplementary provide that the Applicable Rate for each Dividend Period of the Series C Auction Rate Preferred will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of a Dividend Period (an "Auction Date") from implementation of the Auction Procedures set forth in the Articles Supplementary, and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such Series. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." The following summary is qualified by reference to the Auction Procedures set forth in the Articles Supplementary.

      Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York), which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for Series C Auction Rate Preferred so long as the Applicable Rate is to be based on the results of the Auction.

      Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker- Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for Series C Auction Rate Preferred. See "Broker-Dealers" below.

      Securities Depository. DTC will act as the Securities Depository for the Agent Members with respect to the Series C Auction Rate Preferred. One certificate for all of the Series C Auction Rate Preferred shares will be registered in the name of Cede & Co., as nominee of the Securities Depository.

      Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Series C Auction Rate Preferred contained in the Articles Supplementary. The Fund will also issue stop-transfer instructions to the transfer agent for the Series C Auction Rate Preferred. Prior to the commencement of the right of Holders of the Preferred Stock to elect a majority of the Fund's directors, as described under "Description of the Series B Preferred and Series C Auction Rate Preferredv-- Voting Rights" in the Prospectus, Cede & Co. will be the Holder of all the Series C Auction Rate Preferred and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

      DTC, a New York chartered limited purpose trust company, performs services for its participants (including Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (owner ship interests) held by each such Agent Member in Series C Auction Rate Preferred, whether for its own account or as a nominee for another person.

Orders by Existing Holders and Potential Holders

      On or prior to the Submission Deadline on each Auction Date for the Series C Auction Rate Preferred:

      (i)each Beneficial Owner of Series C Auction Rate Preferred may submit to its Broker-Dealer by telephone or otherwise a:

         (a) "Hold Order" - indicating the number of Outstanding Series C Auction Rate Preferred shares, if any, that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for such shares for the next succeeding Dividend Period of such shares;

         (b) "Bid" - indicating the number of Outstanding Series C Auction Rate Preferred shares, if any, that such Beneficial Owner offers to sell if the Applicable Rate for such Series C Auction Rate Preferred for the next succeeding Dividend Period is less than the rate per annum specified by such Beneficial Owner in such Bid; and/or

         (c) "Sell Order" - indicating the number of Outstanding Series C Auction Rate Preferred shares, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for such Series C Auction Rate Preferred for the next succeeding Dividend Period; and

      (ii)Broker-Dealers will contact customers who are Potential Beneficial Owners by telephone or otherwise to determine whether such customers desire to submit Bids, in which case they will indicate the number of Series C Auction Rate Preferred shares that they offer to purchase if the Applicable Rate for Series C Auction Rate Preferred for the next succeeding Dividend Period is not less than the rate per annum specified in such Bids.

      The communication to a Broker-Dealer of the foregoing information is herein referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order with its Broker-Dealer is herein referred to as a "Bidder" and collectively as "Bidders." The submission by a Broker-Dealer of an Order to the Auction Agent is referred to herein as an "Order" and collectively as "Orders," and an Existing Holder or Potential Holder who places an Order with the Auction Agent or on whose behalf an Order is placed with the Auction Agent is referred to herein as a "Bidder" and collectively as "Bidders."

      A Bid placed by a Beneficial Owner specifying a rate higher than the Applicable Rate determined in the Auction will constitute an irrevocable offer to sell the shares subject thereto. A Beneficial Owner that submits a Bid to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date thereof will be treated as having submitted a Sell Order to its Broker-Dealer. A Sell Order will constitute an irrevocable offer to sell Series C Auction Rate Preferred subject thereto at a price per share equal to $25,000.

      A Beneficial Owner that fails to submit to its Broker-Dealer prior to the Submission Deadline for the Series C Auction Rate Preferred an Order or Orders covering all the Outstanding Series C Auction Rate Preferred held by such Beneficial Owner will be deemed to have submitted a Hold Order to its Broker-Dealer covering the number of Outstanding Series C Auction Rate Preferred shares held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit to its Broker-Dealer prior to the Submission Deadline for the Series C Auction Rate Preferred an Order or Orders covering all of the Outstanding Series C Auction Rate Preferred held by such Beneficial Owner for an Auction relating to a Special Dividend Period consisting of more than 28 Dividend Period days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer covering the number of Outstanding Series C Auction Rate Preferred shares held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer.

      A Potential Beneficial Owner of Series C Auction Rate Preferred may submit to its Broker-Dealer Bids in which it offers to purchase Series C Auction Rate Preferred if the Applicable Rate for the next Dividend Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate not higher than the Maxi mum Rate will constitute an irrevocable offer to purchase the number of Series C Auction Rate Preferred shares specified in such Bid if the rate determined in the Auction is equal to or greater than the rate specified in such Bid. A Beneficial Owner of Series C Auction Rate Preferred that offers to become the Beneficial Owner of additional Series C Auction Rate Preferred is, for purposes of such offer, a Potential Beneficial Owner.

      As described more fully below under "-- Submission of Orders by Broker-Dealers to Auction Agent," the Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designat ing themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of Series C Auction Rate Preferred subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of Series C Auction Rate Preferred subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner, as described above. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any Series C Auction Rate Preferred held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of Series C Auction Rate Preferred held by it, as described in the second preceding paragraph. For information concerning the priority given to different types of Orders placed by Existing Holders, see "-- Submission of Orders by Broker-Dealers to Auction Agent" below.

      The Fund may not submit an Order in any Auction.

      The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of Series C Auction Rate Preferred shares that is fewer than the number of Series C Auction Rate Preferred shares specified in its Order. See "-- Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. Each purchase or sale will be made for settlement on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "-- Notification of Results; Settlement" below.

      As described above, any Bid specifying a rate higher than the Maximum Rate will (i) be treated as a Sell Order if submitted by a Beneficial Owner or an Existing Holder and (ii) not be accepted if submitted by a Potential Beneficial Owner or a Potential Holder. Accordingly, the Auction Procedures establish the Maximum Rate as a maximum rate per annum that can result from an Auction up to the Maximum Rate. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

Concerning the Auction Agent

      The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been grossly negligent in ascertaining the pertinent facts.

      The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of Series C Auction Rate Preferred, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction of Series C Auction Rate Preferred -- Secondary Market Trading and Transfer of Series C Auction Rate Preferred" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

      The Auction Agent may terminate the Auction Agency Agreement upon written notice to the Fund on a date no earlier than 30 days after the date of delivery of such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent, provided that prior to such removal, the Fund has entered into such an agreement with a successor Auction Agent.

Broker-Dealers

      The Auction Agent after each Auction for Series C Auction Rate Preferred will pay to each Broker-Dealer, from funds provided by the Fund, a service charge equal to, in the case of any auction immediately preceding a dividend period of less than 365 days the product of (i) a fraction, the numerator of which is the number of days in such dividend period and the denominator of which is 365, times (ii) 1/4 of 1%, times (iii) $25,000, times (iv) the aggregate number of Series C Auction Rate Preferred shares placed by such broker- dealer at such auction or, in the case of any auction immediately preceding a dividend period of one year or longer, a percentage of the purchase price of the Series C Auction Rate Preferred placed by the broker-dealers at the auction agreed to by the Fund and the broker- dealers. For the purposes of the preceding sentence, Series C Auction Rate Preferred will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (ii) the subject of an Order submitted by such Broker-Dealer that is
(a) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction, (b) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (c) a valid Hold Order.

      The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

      The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction. Such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

Submission of Orders by Broker-Dealers to Auction Agent

      Prior to 1:00 p.m., New York City time, on each Auction Date, or such other time on the Auction Date specified by the Auction Agent (i.e., the Submission Deadline), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder, as the case may be, in respect of Series C Auction Rate Preferred subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker- Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, will be irrevocable.

      If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one-thousandth (0.001) of 1%.

      If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Series C Auction Rate Preferred shares subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

      (i)all Hold Orders for Series C Auction Rate Preferred will be considered valid, but only up to and including in the aggregate the number of Outstanding shares of Series C Auction Rate Preferred held by such Existing Holder, and, if the number of Series C Auction Rate Preferred shares subject to such Hold Orders exceeds the number of shares of Outstanding Series C Auction Rate Preferred held by such Existing Holder, the number of shares subject to each such Hold Order will be reduced pro rata to cover the number of Outstanding shares held by such Existing Holder;

      (ii)(a) any Bid for Series C Auction Rate Preferred will be considered valid up to and including the excess of the number of Outstanding shares of Series C Auction Rate Preferred held by such Existing Holder over the number of Series C Auction Rate Preferred shares subject to any Hold Orders referred to in clause (i) above;

         (b) subject to subclause (a), if more than one Bid of an Existing Holder for Series C Auction Rate Preferred is submitted to the Auction Agent with the same rate and the number of Outstanding shares of Series C Auction Rate Preferred subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares of Series C Auction Rate Preferred subject to each Bid with the same rate will be reduced pro rata to cover the number of shares of Series C Auction Rate Preferred equal to such excess;

         (c) subject to subclauses (a) and (b), if more than one Bid of an Existing Holder for Series C Auction Rate Preferred is submitted to the Auction Agent with different rates, such Bids will be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

         (d) in any such event, the number, if any, of such Outstanding shares of Series C Auction Rate Preferred subject to any portion of Bids consid ered not valid in whole or in part under this clause (ii) will be treated as the subject of a Bid for Series C Auction Rate Preferred by or on behalf of a Potential Holder at the rate specified therein; and

      (iii) all Sell Orders for Series C Auction Rate Preferred will be considered valid up to and including the excess of the number of Outstanding shares of Series C Auction Rate Preferred held by such Existing Holder over the sum of shares subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause
         (ii) above.

If more than one Bid of a Potential Holder for Series C Auction Rate Preferred is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted will be a separate Bid with the rate and number of Series C Auction Rate Preferred shares specified therein.

Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate

      Not earlier than the Submission Deadline on each Auction Date for Series C Auction Rate Preferred, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker-Dealer being herein referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and will determine the excess of the number of Outstanding shares of Series C Auction Rate Preferred over the number of Outstanding shares of Series C Auction Rate Preferred subject to Submitted Hold Orders (such excess being herein referred to as the "Available Series C Auction Rate Preferred") and whether Sufficient Clearing Bids have been made in the Auction. "Suffi cient Clearing Bids" will have been made if the number of Outstanding shares of Series C Auction Rate Preferred that are the subject of Submitted Bids of Potential Holders specify ing rates not higher than the Maximum Rate equals or exceeds the number of Outstanding shares of Series C Auction Rate Preferred that are the subject of Submitted Sell Orders (including the number of Series C Auction Rate Preferred shares subject to Bids of Existing Holders specifying rates higher than the Maximum
Rate).

      If Sufficient Clearing Bids for Series C Auction Rate Preferred have been made, the Auction Agent will determine the lowest rate specified in such Submitted Bids (the Winning Bid Rate for shares of such Series) which, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate number of Outstanding Series C Auction Rate Preferred shares which, when added to the number of Outstanding Series C Auction Rate Preferred shares to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Available Series C Auction Rate Preferred. In such event, the Winning Bid Rate will be the Applica ble Rate for the next Dividend Period for all shares of such Series.

      If Sufficient Clearing Bids have not been made (other than because all of the Outstanding Series C Auction Rate Preferred is subject to Submitted Hold Orders), the Applicable Rate for the next Dividend Period for all Series C Auction Rate Preferred will be equal to the Maximum Rate. In such a case, Beneficial Owners that have submitted or that are deemed to have submitted Sell Orders may not be able to sell in the Auction all Series C Auction Rate Preferred subject to such Sell Orders but will continue to own Series C Auction Rate Preferred for the next Dividend Period. See " - Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

      If all of the Outstanding Series C Auction Rate Preferred is subject to Submitted Hold Orders, the Applicable Rate for all Series C Auction Rate Preferred for the next succeeding Dividend Period will be the All Hold Rate.

Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Alloca tion of Shares

      Based on the determinations made under " - Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures, with the result that Existing Holders and Potential Holders of Series C Auction Rate Preferred will sell, continue to hold and/or purchase such shares as set forth below. Existing Holders that submitted or were deemed to have submitted Hold Orders (or on whose behalf Hold Orders were submitted or deemed to have been submitted) will continue to hold the Series C Auction Rate Preferred subject to such Hold Orders.

      If Sufficient Clearing Bids for Series C Auction Rate Preferred shares have been made:

      (i) Each Existing Holder that placed or on whose behalf was placed a Submitted Sell Order or Submitted Bid specifying any rate higher than the Winning Bid Rate will sell the Outstanding Series C Auction Rate Preferred subject to such Submitted Sell Order or Submitted Bid;

      (ii) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the Outstanding Series C Auction Rate Preferred subject to such Submitted Bid;

      (iii) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of Outstanding Series C Auction Rate Preferred shares subject to such Submitted Bid;

      (iv) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will continue to hold Series C Auction Rate Preferred subject to such Submitted Bid, unless the number of Outstanding Series C Auction Rate Preferred shares subject to all such Submitted Bids is greater than the number of Series C Auction Rate Preferred shares ("remaining shares") in excess of the Available Series C Auction Rate Preferred over the number of Series C Auction Rate Preferred shares accounted for in clauses (ii) and (iii) above, in which event each Existing Holder with such a Submitted Bid will continue to hold Series C Auction Rate Preferred subject to such Submitted Bid determined on a pro rata basis based on the number of Outstanding Series C Auction Rate Pre ferred shares subject to all such Submitted Bids of such Existing Holders; and

      (v) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate for Series C Auction Rate Preferred will purchase any Available Series C Auction Rate Preferred not accounted for in clauses (ii) through
            (iv) above on a pro rata basis based on the Outstanding Series C Auction Rate Preferred shares subject to all such Submitted Bids.

      If Sufficient Clearing Bids for Series C Auction Rate Preferred shares have not been made (unless this results because all Outstanding Series C Auction Rate Preferred shares are subject to Submitted Hold Orders):

      (i) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate will continue to hold the Series C Auction Rate Preferred subject to such Submitted Bid;

      (ii) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate will purchase the number of Series C Auction Rate Preferred shares subject to such Submit ted Bid; and

      (iii) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate higher than the Maximum Rate or a Submitted Sell Order will sell a number of Series C Auction Rate Preferred shares subject to such Submitted Bid or Submitted Sell Order determined on a pro rata basis based on the number of Outstanding Series C Auction Rate Preferred shares subject to all such Submitted Bids and Submitted Sell Orders.

      If, as a result of the pro rata allocation described in clauses (iv) or
(v) of the second preceding paragraph or clause (iii) of the next preceding paragraph, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a Series C Auction Rate Preferred share, the Auction Agent will, in such manner as, in its sole discretion, it determines, round up or down to the nearest whole share the number of Series C Auction Rate Preferred shares being sold or purchased on such Auction Date so that the number of Series C Auction Rate Preferred shares sold or pur chased by each Existing Holder or Potential Holder will be whole shares of such Series. If as a result of the pro rata allocation described in clause (v) of the second preceding para graph, any Potential Holder would be entitled or required to purchase less than a whole Series C Auction Rate Preferred share, the Auction Agent will, in such manner as, in its sole discretion, it will determine, allocate Series C Auction Rate Preferred for purchase among Potential Holders so that only whole Series C Auction Rate Preferred shares are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing shares of such Series.

Notification of Results; Settlement

      The Auction Agent will be required to advise each Broker-Dealer that submitted an Order of the Applicable Rate for the next Dividend Period and, if the Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:00 p.m., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order for the account of a customer will then be required to advise such customer of the Applicable Rate for the next Dividend Period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will be required to confirm purchases and sales with each customer purchasing or selling Series C Auction Rate Preferred as a result of the Auction and will be required to advise each customer purchasing or selling Series C Auction Rate Preferred as a result of the Auction to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor, as appropriate. The Auction Agent will be required to record each transfer of Series C Auction Rate Preferred shares on the registry of Existing Holders to be maintained by the Auction Agent.

      In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales of Series C Auction Rate Preferred as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

      If any Existing Holder selling Series C Auction Rate Preferred in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased such shares in such Auction may deliver to such person a number of whole Series C Auction Rate Preferred shares that is less than the number of Series C Auction Rate Preferred shares that otherwise was to be purchased by such person. In such event, the number of Series C Auction Rate Preferred shares to be so delivered will be determined by the Broker-Dealer. Delivery of such lesser number of Series C Auction Rate Preferred shares will constitute good delivery.


                       ADDITIONAL INFORMATION CONCERNING
          THE SERIES B PREFERRED AND SERIES C AUCTION RATE PREFERRED

      The additional information concerning the Series B Preferred and Series C Auction Rate Preferred contained in this SAI does not purport to be complete a complete description of those Series and should be read in conjunction with the description of the Series B Preferred and Series C Auction Rate Preferred contained in the Prospectus under "Descrip tion of the Series B Preferred and Series C Auction Rate Preferred." This description is subject to and qualified in its entirety by reference to the Fund's Charter, including the provisions of the Articles Supplementary establishing, respectively, the Series B Preferred and the Series C Auction Rate Preferred. Copies of these Articles Supplementary are filed as exhibits to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and a copy thereof may be obtained, as described under "Additional Information" in the Prospectus.

Dividends and Dividend Periods For the Series C Auction Rate Preferred

      Holders of Series C Auction Rate Preferred will be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as described under " - Determination of Dividend Rate," payable as and when set forth below. Dividends so declared and payable will be paid to the extent permitted under the Code, and to the extent available and in preference to and priority over any dividend declared and payable on shares of the Fund's Common Stock.

      By 12:00 noon, New York City time, on the Business Day immediately preceding each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient same-day funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

      Each dividend will be paid by the Paying Agent to the Holder, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

      Holders of Series C Auction Rate Preferred will not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends. No interest will be payable in respect of any dividend payment or payments that may be in arrears. See " - Default Period."

      The amount of dividends per Outstanding Series C Auction Rate Preferred share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) will be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable (but in no event will the numerator exceed 360) and the denominator of which will be 360, multiplying the amount so obtained by the $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per Series C Auction Rate Preferred share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) will be computed as described in the preceding sentence except that the numerator, with respect to any full twelve month period, will be 360.

      Determination of Dividend Rate. The dividend rate for the initial Dividend Period (i.e., the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date for the Series C Auction Rate Preferred is set forth in the Prospectus. See "The Auction of Series C Auction Rate Preferred -- Summary of Auction Procedures" in the Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

      Dividend Periods after the initial Dividend Period will either be Standard Dividend Periods (generally seven days) or, subject to certain conditions and with notice to Holders, Special Dividend Periods.

      A Special Dividend Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period (that is, in general, the number of shares subject to Bids by Potential Beneficial Owners is at least equal to the number of shares subject to Sell Orders by Existing Holders). If Sufficient Clearing Bids do not exist at any Auction in respect of a Special Dividend Period, the Dividend Period commencing on the Business Day succeeding such Auction will be the Standard Dividend Period, and the Holders of the Series C Auction Rate Preferred will be required to continue to hold such shares for such Standard Dividend Period. The designation of a Special Dividend Period is also subject to additional conditions. See "-- Notification of Dividend Period" below.

      Dividends will accumulate at the Applicable Rate from the Date of Original Issue and will be payable on each Dividend Payment Date thereafter. Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Applicable Rate resulting from an Auction will not be greater than the Maximum Rate. The Maximum Rate is subject to upward, but not downward, adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Series C Auction Rate Preferred Basic Maintenance Amount.

      The Maximum Rate will apply automatically following an Auction for Series C Auction Rate Preferred in which Sufficient Clearing Bids have not been made (other than because all Series C Auction Rate Preferred were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for (i) circumstances in which the Dividend Rate is the Default Rate, as described below or (ii) in the event an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an Auction Date not to be a Business Day, in which case the length of the then current dividend period will be extended by seven days, or a multiple thereof if necessary because of such unforeseen event or events, the applicable rate for such period will be the applicable rate for the then current dividend period so extended and the dividend payment date for such dividend period will be the first business day next succeeding the end of such period). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding Series C Auction Rate Preferred shares are subject (or are deemed to be subject) to Hold Orders.

      Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each Auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

      Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of the Series C Auction Rate Preferred; provided, however, that no such designation is necessary for a Standard Dividend Period and that any designation of a Special Dividend Period will be effective only if (i) notice thereof has been given as provided herein, (ii) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the Series C Auction Rate Preferred has been cured as set forth under " - Default Period," (iii) Sufficient Clearing Orders existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund mailed a notice of redemption with respect to any shares, the Redemption Price with respect to such shares has been deposited with the Paying Agent, and (v) the Fund has confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Series C Auction Rate Preferred Basic Maintenance Amount and has consulted with the Broker-Dealers and has provided notice and a Series C Auction Rate Preferred Basic Maintenance Report to each Rating Agency which is then rating the Series C Auction Rate Preferred and so requires.

      If the Fund proposes to designate any Special Dividend Period, not fewer than seven Business Days (or two Business Days in the event the duration of the Special Dividend Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice will be made by press release and communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice will state (x) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (y) that the Fund will, by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either its determination, subject to certain conditions, to proceed with such Special Dividend Period, in which case the Fund may specify the terms of any Specific Redemption Provisions, or its determination not to proceed with such Special Dividend Period, in which case the succeeding Dividend Period will be a Standard Dividend Period.

      No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund will deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

      (a) a notice stating (1) that the Fund has determined to designate the immediately succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (2) the terms of the Specific Redemption Provisions, if any; or

      (b) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirma tion described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund will be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (b) above, thereby resulting in a Standard Dividend Period.

      Default Period. A "Default Period" with respect to Series C Auction Rate Preferred will commence on any date upon which the Fund fails to deposit irrevocably in trust in same-day funds with the Paying Agent by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Dividend Payment Date or Redemption Date, as the case may be, (i) the full amount of any declared dividend on the Series C Auction Rate Preferred payable on such Dividend Payment Date (a "Dividend Default") or (ii) the full amount of any redemption price (the "Redemption Price") payable on the Series C Auction Rate Preferred being redeemed on such Redemption Date (a "Redemption Default" and, together with a Dividend Default, a "Default").

      A Default Period with respect to a Dividend Default or a Redemption Default will end by 12:00 noon, New York City time, on the Business Day on which all unpaid dividends and any unpaid Redemption Price will have been deposited irrevocably in trust in same-day funds with the Paying Agent.

      In the case of a Dividend Default, no Auction will be held during a Default Period applicable to the Series C Auction Rate Preferred, and the dividend rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate; provided, however, that if a Default Period is deemed not to have occurred because the Default has been cured, then the dividend rate for the period shall be the Applicable Rate set at the auction for such period.

      Each subsequent Dividend Period commencing after the beginning of a Default Period will be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction will be held during a Default Period applicable to such Series; provided, however, that if a Default Period shall end prior to the end of Standard Dividend Period that had commenced during the Default Period, an Auction shall be held on the last day of such Standard Dividend Period.

      In the event the Fund fully pays all default amounts due during a Dividend Period, the dividend rate for the remainder of that Dividend Period will be, as the case may be, the Applicable Rate (for the first Dividend Period following a Dividend Default) or the Maximum Rate (for any subsequent Dividend Period for which such Default is continuing).

      No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any Redemption Price due (if such Default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time, within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non- payment based on the actual number of days comprising such period divided by 360. The Default Rate will be equal to the Reference Rate multiplied by three.

Restrictions on Dividends, Redemption and Other Payments

      Under the 1940 Act, the Fund may not (i) declare any dividend (except a dividend payable in stock of the issuer) or other distributions upon any of its outstanding common stock, or purchase any such common stock, if at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage with respect to the Fund's outstanding senior securities representing stock, including the Series B Preferred or Series C Auction Rate Preferred, would be less than 200% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its capital stock), or (ii) declare any dividend (except a dividend payable in stock of the issuer) or other distributions upon any of its outstanding capital stock, including the Series B Preferred or Series C Auction Rate Preferred, or purchase any such capital stock if, at the time of such declara tion, distribution or purchase, as applicable (and after giving effect thereto), asset coverage with respect to the senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its Preferred Stock), except that dividends may be declared upon any Preferred Stock, including the Series B Preferred or Series C Auction Rate Preferred, if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the senior securities representing indebtedness would be equal to or greater than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its Preferred Stock). A declaration of a dividend or other distribution on or purchase or redemption of Series B Preferred or Series C Auction Rate Preferred is prohibited, unless there is no event of default under indebtedness senior to the Series B Preferred and/or Series C Auction Rate Preferred and, immediately after such transaction, the Fund would have Eligible Assets with an aggregated Discounted Value at least equal to the asset coverage requirements under indebtedness senior to its Preferred Stock (including the Series B Preferred and/or Series C Auction Rate Preferred).

      For so long as the Series B Preferred or Series C Auction Rate Preferred is Out standing, except as otherwise provided in the Articles Supplementary, the Fund will not pay any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, shares of Common Stock or other stock, if any, ranking junior to the Series B Preferred and/or Series C Auction Rate Pre ferred as to dividends or upon liquidation) with respect to shares of Common Stock or any other stock of the Fund ranking junior to the Series B Preferred and/or Series C Auction Rate Preferred as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or other stock ranking junior to the Series B Preferred and/or Series C Auction Rate Preferred (except by conver sion into or exchange for shares of the Fund ranking junior to the Series B Preferred and/or Series C Auction Rate Preferred as to dividends and upon liquidation), unless, in each case, (x) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Basic Maintenance Amount applicable to, as the case may be, the Series B Preferred or Series C Auction Rate Preferred and the 1940 Act Asset Coverage with respect to the Fund's Outstanding Preferred Stock, including the Series B Preferred and/or Series C Auction Rate Preferred, would be achieved, (y) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Preferred Stock, including the Series B Pre ferred and/or Series C Auction Rate Preferred (or will have been declared and sufficient funds for the full payment thereof will have been deposited with the Paying Agent or the dividend-disbursement agent, as applicable) and (z) the Fund has redeemed the full number of shares of Preferred Stock to be redeemed pursuant to any provision for mandatory redemption contained in the Articles Supplementary, including any Series B Preferred and/or Series C Auction Rate Preferred required or determined to be redeemed pursuant to any such provision.

      No full dividend will be declared or paid on the Series B Preferred or Series C Auction Rate Preferred for any Dividend Period or part thereof, unless full cumulative dividends due through the most recent Dividend Payment Dates of the Outstanding Pre ferred Stock (including the Series B Preferred and/or Series C Auction Rate Preferred) have been or contemporaneously are declared and paid. If full cumulative dividends due have not been paid on all such shares of Preferred Stock, any dividends being paid on such shares of Preferred Stock (including the Series B Preferred and/or Series C Auction Rate Preferred) will be paid as nearly pro rata as possible in proportion to the respective amounts of dividends accumulated but unpaid on each such series of Preferred Stock on the relevant Dividend Payment Date.

Asset Maintenance

      The Fund is required to satisfy two separate asset maintenance requirements in respect of its Preferred Stock, including the Series B Preferred and/or Series C Auction Rate Preferred: (i) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with the Rating Agency Guidelines, at least equal to the aggregate liquidation preference of each of the series of Preferred Stock, including Series B Preferred and/or Series C Auction Rate Preferred, plus specified liabilities, payment obligations and other amounts; and (ii) the Fund must maintain asset coverage for its Outstanding Preferred Stock, including for the Series B Preferred and/or Series C Auction Rate Preferred, of at least 200%.

      Basic Maintenance Amount. The Fund is required to maintain, as of each Valuation Date, Eligible Assets having in the aggregate a Discounted Value at least equal to the Basic Maintenance Amount, calculated separately for Moody's (if Moody's is then rating the Series B Preferred or Series C Auction Rate Preferred at the request of the Fund) and Fitch (if Fitch is then rating the Series B Preferred or Series C Auction Rate Preferred at the request of the
Fund). For this purpose, the value of the Fund's portfolio securities will be the Market Value. If the Fund fails to meet such requirement on any Valuation Date and such failure is not cured by the related Cure Date, the Fund will be required under certain circumstances to redeem some or all of the Series B Preferred or Series C Auction Rate Preferred.

      The "Basic Maintenance Amount" means, as of any Valuation Date, the dollar amount equal to (i) the sum of (a) the product of the number of shares of each class or series of Preferred Stock Outstanding on such Valuation Date multiplied by the Liquidation Preference per share; (b) to the extent not included in (a) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each Outstand ing share of Preferred Stock from the most recent Dividend Payment Date to which dividends have been paid or duly provided for (or, in the event the Basic Maintenance Amount is calculated on a date prior to the initial Dividend Payment Date with respect to a class or series of the Preferred Stock, then from the date of original issue) through the Valuation Date plus all dividends to accumulate on the Preferred Stock then Outstanding during the 70 days following such Valuation Date or, if less, during the number of days following such Valuation Date that shares of Preferred Stock called for redemption are scheduled to remain Outstanding; (c) the Fund's other liabilities due and payable as of such Valuation Date (except that dividends and other distributions payable by the Fund on Common Stock will not be included as a liability) and such liabilities projected to become due and payable by the Fund during the 90 days following such Valuation Date (excluding liabilities for investments to be purchased and for dividends and other distributions not declared as of such Valuation Date); and (d) any current liabilities of the Fund as of such Valuation Date to the extent not reflected in (or specifically excluded by) any of (i)(a) through (i)(c) (including, without limitation, and immediately upon determination, any amounts due and payable by the Fund pursuant to reverse repurchase agreements and any payables for assets purchased as of such Valuation Date) less (ii) (a) the adjusted value of any of the Fund's assets or (b) the face value of any of the Fund's assets if, in the case of both
(ii)(a) and (ii)(b), such assets are either cash or evidences of indebtedness which mature prior to or on the date of redemption or repurchase of shares of Preferred Stock or payment of another liability and are either U.S. Government Obligations or evidences of indebtedness which have a rating assigned by Moody's of at least Aaa, P-1, VMIG-1 or MIG-1 or by S&P of at least AAA, SP-1+ or A-1+, and are irrevocably held by the Fund's custodian bank in a segregated account or deposited by the Fund with the dividend-disburs ing agent or Paying Agent, as the case may be, for the payment of the amounts needed to redeem or repurchase Preferred Stock subject to redemption or repurchase or any of
(i)(b) through (i)(d); and provided that in the event the Fund has repurchased Preferred Stock and irrevocably segregated or deposited assets as described above with its custodian bank or the dividend-disbursing agent or Paying Agent for the payment of the repurchase price the Fund may deduct 100% of the Liquidation Preference of such Preferred Stock to be repurchased from (i) above.

      The Discount Factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets, and guidelines for determining the market value of the Fund's portfolio holdings for purposes of determining compliance with the Basic Mainte nance Amount are based on the criteria established in connection with rating the Series B Preferred or Series C Auction Rate Preferred, as the case may be. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event will the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation.

      The Discount Factor relating to any asset of the Fund, the Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without stockholder approval, but only in the event that the Fund receives written confirmation from each Rating Agency which is then rating the Series B Preferred or Series C Auction Rate Preferred, as the case may be, and which so requires that any such changes would not impair an applicable Aaa credit rating from Moody's or AAA rating from Fitch.

      A Rating Agency's Guidelines will apply to the Series B Preferred or Series C Auction Rate Preferred only so long as such Rating Agency is rating such shares at the request of the Fund. The Fund will pay certain fees to Moody's and Fitch for rating, as the case may be, the Series B Preferred and/or Series C Auction Rate Preferred. The ratings assigned to the Series B Preferred or Series C Auction Rate Preferred are not recommenda tions to buy, sell or hold Series B Preferred or Series C Auction Rate Preferred. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time. Any rating of the Series B Preferred or Series C Auction Rate Preferred should be evaluated independently of any other rating.

      Upon any failure to maintain the required Discounted Value of the Fund's Eligible Assets, the Fund will seek to alter the composition of its portfolio to re-attain the Basic Maintenance Amount on or prior to the applicable Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities.

      Under certain circumstances, as described in the Articles Supplementary, the Board of Directors without further action by the stockholders may modify the calculation of Adjusted Value (as defined in the Articles Supplementary), Basic Maintenance Amount and the elements of each of them and the definitions of such terms and elements if the Board of Directors determines that such modification is necessary to prevent a reduction in rating of the shares of Preferred Stock by a rating agency rating such shares at the request of the Fund or is in the best interests of the holders of common stock and is not adverse to the holders of Preferred Stock in view of advice to the Fund by the relevant rating agency that such modification would not adversely affect the then-current rating of the affected Preferred Shares. In addition, subject to compliance with applicable law, the Board of Directors may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the Holders of shares of Preferred Stock, including the Series C Auction Rate Preferred Shares, or any other stockholder of the Fund, after consultation with the Broker-Dealers, and with confirmation from each Rating Agency that immediately follow ing any such increase the Fund would meet the Series C Auction Rate Preferred Basic Maintenance Amount Test.

      1940 Act Series C Auction Rate Preferred Asset Coverage. As of each Valuation Date, the Fund will determine whether the 1940 Act Asset Coverage is met as of that date. The Fund will deliver to the Auction Agent and each Rating Agency a 1940 Act Asset Coverage Certificate which sets forth the determination of the preceding sentence (i) as of the Date of Original Issue and, thereafter, (ii) as of (x) the last Business Day of each March, June, September and December and (y) a Business Day on or before any 1940 Act Asset Coverage Cure Date following a failure to meet 1940 Act Asset Coverage. Such 1940 Act Asset Coverage Certificate will be delivered in the case of clause
(i) on the Date of Original Issue and in the case of clause (ii) on or before the seventh Business Day after the last Business Day of such March, June, September and December, as the case may be, or the relevant Cure Date.

      Notices. The Fund must deliver a Basic Maintenance Report to each applicable Rating Agency and the Auction Agent, if any, which sets forth, as of the related Valuation Date, Eligible Assets sufficient to meet or exceed the applicable Basic Maintenance Amount, the Market Value and Discounted Value thereof (in a series and in the aggregate) and the applicable Basic Maintenance Amount. Such Basic Maintenance Reports must be delivered as of the applicable Date of Original Issue and thereafter upon the occurrence of specified events on or before the seventh Business Day after the relevant Valuation Date or Cure Date.

Deposit Assets Requirements Relating to the Series C Auction Rate Preferred

      The Fund is obligated to deposit in a segregated custodial account a specified amount of Deposit Assets not later than 12:00 noon, New York City time, on each Dividend Payment Date and each Redemption Date relating to the Series C Auction Rate Preferred. These Deposit Assets, in all cases, will have an initial combined value greater than or equal to the cash amounts payable on the applicable Dividend Payment Date or Redemption Date, and will mature prior to such date.

Restrictions on Transfer Relating to the Series C Auction Rate Preferred

      Series C Auction Rate Preferred may be transferred only (i) pursuant to an Order placed in an Auction, (ii) to or through a Broker-Dealer, or (iii) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding Series C Auction Rate Preferred through different Broker-Dealers, advises the Auction Agent of such transfer. Any certificates representing the Series C Auction Rate Preferred shares issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.


                         MOODY'S AND FITCH GUIDELINES

      The descriptions of the Moody's and Fitch Guidelines contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the applicable Articles Supplementary. Copies of the Articles Supplementary are filed as an exhibit to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and copies thereof may be obtained, as described under "Additional Informa tion" in the Prospectus.

      The composition of the Fund's portfolio reflects guidelines (referred to herein as the "Rating Agency Guidelines") established by Moody's and Fitch, each a Rating Agency, in connection with the Fund's receipt of a rating of Aaa from Moody's and AAA from Fitch, respectively, for the Series C Auction Rate Preferred and a rating of Aaa from Moody's for the Series B Preferred. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and diversification requirements and specify various Discount Factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities) and other securities not within the Rating Agency Guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, such securities have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.

      The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value, determined on the basis of the Guidelines, greater than the aggregate liquidation preference of the Outstanding shares of Series B Preferred, Series C Auction Rate Preferred and other Preferred Stock plus specified liabilities, payment obligations and other amounts, as of periodic Valuation Dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the Outstanding Shares of Series B Preferred, Series C Auction Rate Preferred and other Preferred Stock on a non- discounted basis of at least 200% as of the end of each month, and the 1940 Act requires this asset coverage as a condition to paying dividends or other distributions on Common Shares. See "Additional Information Concerning The Series B Preferred and Series C Auction Rate Preferred - Asset Maintenance." The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Investment Adviser, including private placements of other than Rule 144A Securities (as defined herein). The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant Rating Agency and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by either Moody's or Fitch, although other similar arrangements might apply with respect to other rated senior securities that the Fund may issue.

      The Fund intends to maintain, at specified times, a Discounted Value for its portfolio at least equal to the amount specified by each Rating Agency (the "Basic Mainte nance Amount"), the determination of which is as set forth under "Additional Information Concerning The Series B Preferred and Series C Auction Rate Preferred -- Asset Mainte nance." Moody's and Fitch have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such Rating Agency).

      Upon any failure to maintain the required Discounted Value, the Fund may seek to alter the composition of its portfolio to reestablish required asset coverage within the specified ten Business Day cure period, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the holders of the Series B Preferred and Series C Auction Rate Preferred will acquire certain rights. See "Additional Information Concerning The Series B Preferred and Series C Auction Rate Preferred -- Asset Maintenance."

      The Rating Agency Guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other charac teristics of the assets included in the portfolio which are eligible for inclusion in the Discounted Value of the portfolio under the Rating Agency Guidelines.

      A rating of preferred stock as Aaa (as described by Moody's) or AAA (as described by Fitch) indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. A Moody's or Fitch credit rating of preferred stock does not address the likelihood that a resale mechanism (such as the Auction) will be successful. As described respectively by Moody's and Fitch, an issue of preferred stock which is rated Aaa or AAA is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      Ratings are not recommendations to purchase, hold or sell Series B Preferred or Series C Auction Rate Preferred, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to Moody's and Fitch by the Fund and obtained by Moody's and Fitch from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

MOODY'S GUIDELINES

Under the Moody's guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Preferred Basic Maintenance Amount. To the extent any particular portfolio holding does not meet the applicable guide lines, it is not included for purposes of calculating the Discounted Value of the Fund's portfolio, and, among the requirements, the amount of such assets included in the portfolio at any time, if any, may vary depending upon the credit quality (and related Discounted Value) of the Fund's eligible assets at such time.

      Upon any failure to maintain the required Discounted Value, the Fund may seek to alter the composition of its portfolio to reestablish required asset coverage within the specified ten Business Day cure period, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the holders of the Series B Preferred and/or Series C Auction Rate Preferred will acquire certain rights. See "Description of the Series B Preferred -- Asset Maintenance" and "Description of the Series C Auction Rate Preferred -- Asset Maintenance."

      The following Discount Factors apply to portfolio holdings as described below, subject to diversification, issuer size and other requirements, in order to constitute Moody's Eligible Assets includable within the calculation of Discounted Value:
      .

                                                                                                                     Moody's
Type of Moody's Eligible Asset:                                                                                Discount Factor:
------------------------------                                                                                 ---------------
ShortTerm Money Market Instruments (other than U.S. Government Obligations set forth below) and other commercial paper:
       U.S. Treasury Securities with final maturities that are less than or equal to 60 days.................           1.00
       Demand or time deposits, certificates of deposit and bankers' acceptances includible in Moody's Short            1.00
          Term Money Market Instruments......................................................................
       Commercial paper rated P-1 by Moody's maturing in 30 days or less.....................................           1.00
       Commercial paper rated P-1 by Moody's maturing in more than 30 days but in 270 days or less...........           1.15
       Commercial paper rated A-1+ by S&P maturing in 270 days or less.......................................           1.25
       Repurchase obligations includible in Moody's Short Term Money Market Instruments if term is less than            1.00
          30 days and counterparty is rated at least A2......................................................
       Other repurchase obligations..........................................................................           *
       U.S. Common Stock and Common Stock of foreign issuers for which ADRs are Traded.......................           3.00
       Common Stock of foreign issuers (in existence for at least five years) for which no ADRs are traded...           4.00
       Convertible preferred stocks..........................................................................           3.00
       Preferred stocks:
       Auction rate preferred stocks.........................................................................           3.50
       Other preferred stocks issued by issuers in the financial and industrial industries...................           1.62
       Other preferred stocks issued by issuers in the utilities industry....................................           1.40
       U.S. Government Obligations (other than U.S. Treasury Securities set forth above or U.S. Treasury              1.04-1.26
     Securities Strips set forth below)
     U.S. Treasury Securities Strips                                                                                  1.04-1.66
     Corporate evidences of indebtedness:
     Corporate evidences of indebtedness rated Aaa3                                                                   1.10-1.33
     Corporate evidences of indebtedness rated at least Aa3                                                           1.15-1.39
     Corporate evidences of indebtedness rated at least A3                                                            1.20-1.45
     Corporate evidences of indebtedness rated at least Baa3                                                          1.25-1.52
     Corporate evidences of indebtedness rated at least Ba3                                                           1.36-1.64
     Corporate evidences of indebtedness rated at least B1and B2                                                      1.46-1.77
     Convertible corporate evidences of indebtedness with senior debt securities rated at least Aa3 issued by the following type of issuers:
       Utility...............................................................................................           1.28
       Industrial............................................................................................           1.75
       Financial.............................................................................................           1.53
       Transportation........................................................................................           2.13
     Convertible corporate evidences of indebtedness with senior debt securities rated at least A3 issued by the following type of issuers:
       Utility...............................................................................................           1.33
       Industrial............................................................................................           1.80
       Financial.............................................................................................           1.58
       Transportation........................................................................................           2.18
     Convertible corporate evidences of indebtedness with senior debt securities rated at least Baa3 issued by the following type of issuers:
       Utility...............................................................................................           1.48
       Industrial............................................................................................           1.95
       Financial.............................................................................................           1.73
       Transportation........................................................................................           2.33
     Convertible corporate evidences of indebtedness with senior debt securities rated at least Ba3 issued by the following type of issuers:
       Utility...............................................................................................           1.49
       Industrial............................................................................................           1.96
       Financial.............................................................................................           1.74
       Transportation........................................................................................           2.34
     Convertible corporate evidences of indebtedness with senior debt securities rated at least B2 issued by the following type of issuers:
       Utility...............................................................................................           1.59
       Industrial............................................................................................           2.06
       Financial.............................................................................................           1.84
       Transportation........................................................................................           2.44


-------------------

*      Discount factor applicable to the underlying assets.


"Moody's Eligible Assets" means:

           (a) cash (including, for this purpose, receivables for investments sold to a counterparty whose senior debt securities are rated at least Baa3 by Moody's or a counterparty approved by Moody's and payable within five Business Days following such Valuation Date and dividends and interest receivable within 70 days on invest ments);

           (b) Short-Term Money Market Instruments;

           (c) commercial paper that is not includible as a Short-Term Money Market Instrument having on the Valuation Date a rating from Moody's of at least P- 1 and maturing within 270 days;

           (d) preferred stocks (i) which either (A) are issued by issuers whose senior debt securities are rated at least Baa1 by Moody's or (B) are rated at least Baa3 by Moody's or (C) in the event an issuer's senior debt securities or preferred stock is not rated by Moody's, which either (1) are issued by an issuer whose senior debt securities are rated at least A- by S&P or (2) are rated at least A- by S&P and for this purpose have been assigned a Moody's equivalent rating of at least Baa3, (ii) of issuers which have (or, in the case of issuers which are special purpose corporations, whose parent companies have) common stock listed on the New York Stock Ex change, the American Stock Exchange or the Nasdaq National Market System, (iii) which have a minimum issue size (when taken together with other of the issuer's issues of similar tenor) of $50,000,000, (iv) which have paid cash dividends consis tently during the preceding three-year period (or, in the case of new issues without a dividend history, are rated at least A1 by Moody's or, if not rated by Moody's, are rated at least AA- by S&P), (v) which pay cumulative cash dividends in U.S. dollars, (vi) which are not convertible into any other class of stock and do not have warrants attached, (vii) which are not issued by issuers in the transportation industry and (viii) in the case of auction rate preferred stocks, which are rated at least Aa3 by Moody's, or if not rated by Moody's, AAA by S&P or are otherwise approved in writing by Moody's and have never had a failed auction; provided, however, that for this purpose the aggregate Market Value of the Fund's holdings of any single issue of auction rate preferred stock shall not be more than 1% of the Fund's total assets.

           (e) common stocks (i) (A) which are traded on a nationally recog nized stock exchange or in the over-the-counter market, (B) if cash dividend paying, pay cash dividends in U.S. dollars and (C) which may be sold without restriction by the Fund; provided, however, that (y) common stock which, while a Moody's Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (z) the aggregate Market Value of the Fund's holdings of the common stock of any issuer in excess of 4% in the case of utility common stock and 6% in the case of non-utility common stock of the aggregate Market Value of the Fund's holdings shall not be Moody's Eligible Assets, (ii) which are securities denominated in any currency other than the U.S. dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") or their equivalents which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia or (iii) which are securities of issuers formed under the laws of jurisdictions other than the United States (and in existence for at least five years) for which no ADRs are traded; provid ed, however, that the aggregate Market Value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of (A) 6% of the aggregate Market Value of the outstanding shares of common stock of such issuer thereof or (B) in excess of 10% of the Market Value of the Fund's Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom, shall not be a Moody's Eligible Asset;

           (f) ADR securities, based on the following guidelines: (i) Sponsored ADR program or (ii) Level II or Level III ADRs. Private placement Rule 144A ADRs are not eligible for collateral consideration. Global GDR programs will be evaluated on a case by case basis;

           (g) U.S. Government Obligations;

           (h) corporate evidences of indebtedness (i) which may be sold without restriction by the Fund which are rated at least B3 (Caa subordinate) by Moody's (or, in the event the security is not rated by Moody's, the security is rated at least BB- by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), with such rating confirmed on each Valuation Date, (ii) which have a minimum issue size of at least (A) $100,000,000 if rated at least Baa3 or (B) $50,000,000 if rated B or Ba3, (iii) which are not convertible or exchangeable into equity of the issuing corporation and have a maturity of not more than 30 years and (iv) for which, if rated below Baa3 or not rated, the aggregate Market Value of the Fund's holdings do not exceed 10% of the aggregate Market Value of any individual issue of corporate evidences of indebtedness calculated at the time of original issuance; and

           (i) convertible corporate evidences of indebtedness (i) which are issued by issuers whose senior debt securities are rated at least B2 by Moody's (or, in the event an issuer's senior debt securities are not rated by Moody's, which are issued by issuers whose senior debt securities are rated at least BB by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), (ii) which are convertible into common stocks which are traded on the New York Stock Exchange or the American Stock Exchange or are quoted on the Nasdaq National Market System and (iii) which, if cash dividend paying, pay cash dividends in U.S. dollars; provided, however, that once convertible corporate evidences of indebtedness have been converted into common stock, the common stock issued upon conversion must satisfy the criteria set forth in clause (e) above and other relevant criteria set forth in this definition in order to be a Moody's Eligible Asset; provided, however, that the Fund's investments in auction rate preferred stocks described in clause (d) above shall be included in Moody's Eligible Assets only to the extent that the aggregate Market Value of such stocks does not exceed 10% of the aggregate Market Value of all of the Fund's investments meeting the criteria set forth in clauses (a) through (g) above less the aggregate Market Value of those investments excluded from Moody's Eligible Assets pursuant to the proviso appearing after clause (i) below; and

           (j) no assets which are subject to any lien or irrevocably deposited by the Fund for the payment of amounts needed to meet the following obligations may be includible in Moody's Eligible Assets:

      (i) the sum of (A) the product of the number of shares of each class or series of Preferred Stock Outstanding on such Valuation Date multi plied by the liquidation preference per share; (B) to the extent not included in (A) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each Outstand ing share of Preferred Stock from the most recent dividend payment date to which dividends have been paid or duly provided for (or, in the event the asset coverage in respect of such shares is calculated on a date prior to the initial dividend payment date with respect to a class or series of the Preferred Stock, then from the date of original issue) through the Valuation Date plus all dividends to accumulate on the Preferred Stock then Outstanding during the 70 days following such Valuation Date or, if less, during the number of days following such Valuation Date that shares of Preferred Stock called for redemption are scheduled to remain Outstanding; (C) the Fund's other liabilities due and payable as of such Valuation Date (except that dividends and other distributions payable by the Fund on Common Shares shall not be included as a liability) and such liabilities projected to become due and payable by the Fund during the 90 days following such Valuation Date (excluding liabilities for investments to be purchased and for dividends and other distributions not declared as of such Valuation
           Date); and (D) any current liabilities of the Fund as of such Valuation Date to the extent not reflected in any of (i)(i)(A) through (i)(i)(C) (including, without limitation, and immediately upon determination, any amounts due and payable by the Fund pursuant to reverse repur chase agreements and any payables for assets purchased as of such Valuation Date) less

      (ii) (A) the adjusted value of any of the Fund's assets or (B) the face value of any of the Fund's assets if, in the case of both (ii)(A) and (ii)(B), such assets are either cash or evidences of indebtedness which mature prior to or on the date of redemption or repurchase of shares of pre ferred stock or payment of another liability and are either U.S. Gov ernment Obligations or evidences of indebtedness which have a rating assigned by Moody's of at least Aaa, P-1, VMIG-1 or MIG-1 or by S&P of at least AAA, SP-1+ or A-1+, and are irrevocably held by the Fund's custodian bank in a segregated account or deposited by the Fund with the dividend-disbursing agent or Paying Agent for the payment of the amounts needed to redeem or repurchase preferred stock subject to redemption or repurchase or any of (i)(B) through (i)(D); and provided that in the event the Fund has repurchased pre ferred stock and irrevocably segregated or deposited assets as de scribed above with its custodian bank, the dividend-disbursing agent or Paying Agent for the payment of the repurchase price the Fund may deduct 100% of the liquidation preference of such preferred stock to be repurchased from (i) above.

      Notwithstanding anything to the contrary in the preceding clauses
(a)-(i), the Fund's investment in preferred stock, common stock, corporate evidences of in debtedness and convertible corporate evidences of indebtedness shall not be treated as Moody's Eligible Assets except to the extent they satisfy the following diversifica tion requirements (utilizing Moody's Industry and Sub-industry Categories) with respect to the Market Value of the Fund's holdings:


Issuer:


                             Non-Utility                Utility
                         Maximum Single Maximum         Single
Moody's Rating(1)(2)        Issuer(3)(4)               Issuer(3)(4)
--------------------        ------------               ------------
Aaa                                100%                   100%
Aa                                  20%                    20%
A                                   10%                    10%
CS/CB, "Baa", Baa(5)                 6%                     4%
Ba                                   4%                     4%
B1/B2                                3%                     3%
B3 (Caa subordinate)                 2%                     2%

Industry and State:


                                           Utility       Utility
                         Non-Utility       Maximum       Maximum
                        Maximum Single   Single Sub-     Single
Moody's Rating(1)        Industry(3)     Industry(3)(6) State(3)
-----------------        -----------     -------------- --------
Aaa                              100%        100%         100%
Aa                                60%         60%          20%
A                                 40%         50%          10%(7)
CS/CB, "Baa", Baa(5)              20%         50%           7%(7)
Ba                                12%         12%           0%
B1/B2                              8%          8%           0%
B3 (Caa subordinate)               5%          5%           0%

______________

(1) The equivalent Moody's rating must be lowered one full rating category for pre ferred stocks, corporate evidences of indebtedness and convertible corporate evidences of indebtedness rated by S&P but not by Moody's.

(2) Corporate evidences of indebtedness from issues ranging $50,000,000 to $100,000,000 are limited to 20% of Moody's Eligible Assets.

(3) The referenced percentages represent maximum cumulative totals only for the related Moody's rating category and each lower Moody's rating category.

(4) Issuers subject to common ownership of 25% or more are considered as one name.

(5) CS/CB refers to common stock and convertible corporate evidences of indebted ness, which are diversified independently from the rating level.

(6) In the case of utility common stock, utility preferred stock, utility evidences of indebtedness and utility convertible evidences of indebtedness, the definition of industry refers to sub-industries (electric, water, hydro power, gas, diversified). Investments in other sub-industries are eligible only to the extent that the combined sum represents a percentage position of the Moody's Eligible Assets less than or equal to the percentage limits in the diversification tables above.

(7) Such percentage shall be 15% in the case of utilities regulated by California, New York and Texas.



FITCH GUIDELINES

      Under the Fitch guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Basic Maintenance Amount. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch. The following Discount Factors apply to portfolio holdings as described below, subject to diversification, issuer size and other requirements, in order to constitute Fitch Eligible Assets includable within the calculation of Discounted Value:

                                NET ASSET VALUE

      The net asset value of the Fund's shares will be computed based on the market value of the securities it holds and will generally be determined daily as of the close of regular trading on the New York Stock Exchange.

      Portfolio instruments of the Fund which are traded in a market subject to govern ment regulation on which trades are reported contemporaneously generally will be valued at the last sale price on the principal market for such instruments as of the close of regular trading on the day the instruments are being valued, or lacking any sales, at the average of the bid and asked price on the principal market for such instruments on the most recent date on which bid and asked prices are available. Initial public offering securities are initially valued at cost, and thereafter as any other equity security. Other readily marketable assets will be valued at the average of quotations provided by dealers maintaining an active market in such instruments. Short-term debt instruments that are credit impaired or mature in more than 60 days for which market quotations are available are valued at the latest average of the bid and asked prices obtained from a dealer maintaining an active market in that security. Short-term investments that are not credit impaired and mature in 60 days or fewer are valued at amortized cost from purchase price or value on the 61st day prior to maturity. Securities and other assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Investment Adviser in accordance with guidelines adopted by the Fund. The Fund may employ recognized pricing services from time to time for the purpose of pricing portfolio instru ments (including non-U.S. dollar denominated assets and futures and options).

      Trading takes place in various foreign markets on days which are not Business Days and on which therefore the Fund's net asset value per share is not calculated. The calcula tion of the Fund's net asset value may not take place contemporaneously with the determina tion of the prices of portfolio securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board of Directors deems that the particular event would materially affect the net asset value, in which case the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors.

      Net asset value per share is calculated by dividing the value of the securities held plus any cash or other assets minus all liabilities, including accrued expenses, by the total number of shares outstanding at such time.


                               BENEFICIAL OWNERS

  Name and Address of
 Beneficial/Record Owner                         Amount of Shares and
   as of March 7, 2003       Title of Class      Nature of Ownership     Percent of Class
   -------------------       --------------      --------------------    ----------------
Cede & Co.*                      Common                                           %
P.O. Box 20
Bowling Green Station            Series A                                         %
New York, NY 10274               Preferred


*     A nominee partnership of DTC.
**    Shares held at DTC.


      As of March 1, 2003, the Directors and Officers of the Fund as a group beneficially owned approximately [__]% of the outstanding shares of the Fund's common stock.


                              GENERAL INFORMATION


Book-Entry-Only Issuance

      DTC will act as securities depository for the shares of Series B Preferred and/or Series C Auction Rate Preferred offered pursuant to the Prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

      DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC partici pants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

      Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

      DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to this Prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

      Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect partici pants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

      Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory require ments as may be in effect from time to time. Payment of dividends to DTC is the responsi bility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the Securities.

      DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circum stances, in the event that a successor securities depository is not obtained, certificates representing the Securities will be printed and delivered.

Counsel and Independent Accountants

           Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036 is special counsel to the Fund in connection with the issuance of Series B Preferred and/or Series C Auction Rate Preferred.

           PricewaterhouseCoopers LLP, independent accountants, 1177 Avenue of the Americas, New York, New York 10036, serve as auditors of the Fund and will annually render an opinion on the financial statements of the Fund.


                             FINANCIAL STATEMENTS

      The audited financial statements included in the Annual Report to the Fund's Shareholders for the fiscal year ended December 31, 2002, together with the report of PricewaterhouseCoopers LLP thereon, are also incorporated herein by reference from the Fund's Annual Report to Shareholders. All other portions of the Annual Report to Share holders are not incorporated herein by reference and are not part of the Registration Statement. A copy of the Annual Report to Shareholders may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1434 or by calling the Fund toll-free at 800-GABELLI (422-3554).




                                   Glossary

"AA Financial Composite Commercial Paper Rate" on any date means (i) the interest equivalent of the 7-day rate, in the case of a Dividend Period of 7 days or shorter; for Dividend Periods greater than 7 days but fewer than or equal to 31 days, the 30-day rate; for Dividend Periods greater than 31 days but fewer than or equal to 61 days, the 60-day rate; for Dividend Periods greater than 61 days but fewer than or equal to 91 days, the 90 day rate; for Dividend Periods greater than 91 days but fewer than or equal to 270 days, the rate described in (ii) below; for Dividend Periods greater than 270 days, the Treasury Index Rate; on commercial paper on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Financial Composite Commercial Paper Rate, such rate will be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent pursuant to instructions from the Fund. For purposes of this definition, (A) "Commercial Paper Dealers" will mean (1) Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective affiliate or successor; and (3) in the event that any of the foregoing will cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commer cial paper of such issuers then making such quotations selected by the Fund, and (B) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days maturity will mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between
(x) 1.00 and (y) a fraction, the numerator of which will be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper will mature and the denominator of which will be 360.

"Adjusted Value" of each Eligible Asset shall be computed as follows:

      (i)  cash shall be valued at 100% of the face value thereof; and

      (ii) all other Eligible Assets shall be valued at the applicable Discounted Value thereof; and

      (iii)each asset that is not an Eligible Asset shall be valued at zero.

"Administrator"means the other party to the Administration Agreement with the Fund which shall initially be Gabelli Funds, LLC.

"Affiliate" means, with respect to the Auction Agent, any person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Fund will be deemed to be an Affiliate nor will any corporation or any Person controlled by, in control of or under common control with such corporation one of the directors or executive officers of which is director of the Fund be deemed to be an Affiliate solely because such director or executive officer is also a director of the Fund.

"Agent Member" means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.

"All Hold Rate" means 80% of the "AA" Financial Composite Commercial Paper
Rate.

"Applicable Rate" means, with respect to the Series C Auction Rate Preferred, for each Dividend Period (i) if Sufficient Clearing Bids exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof or an Auction does not take place with respect to such Dividend Period because of the commencement of a Default Period that ends prior to an Auction Date, the Maximum Rate and (iii) if all Series C Auction Rate Preferred is the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate.

"Approved Foreign Nations" has the meaning ascribed to it in "Moody's and Fitch Guidelines -- Fitch Guidelines."

"Auction" means each periodic operation of the Auction Procedures.

"Auction Agent" means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

"Auction Date" means the last day of the initial Dividend Period and each seventh day after the immediately preceding Auction Date; provided, however, that if any such seventh day is not a Business Day, such Auction Date shall be the first preceding day that is a Business Day and the next Auction Date, if for a Standard Dividend Period, shall (subject to the same advancement procedure) be the seventh day after the date that the preceding Auction Date would have been if not for the advancement procedure; provided further, however, that the Auction Date for the Auction at the conclusion of any Special Dividend Period shall be the last Business Day in such Special Dividend Period and that no more than one Auction shall be held during any Dividend Period. Notwithstanidng the foregoing, in the event an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an Auction Date not to be a Business Day, then the length of the then current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events).

"Auction Procedures" means the procedures for conducting Auctions described in "Additional Information Concerning the Auction for Series C Auction Rate Preferred."

"Available Series C Auction Rate Preferred" has the meaning set forth in "Additional Information Concerning the Auction for Series C Auction Rate Preferred -- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate."

"Basic Maintenance Amount" has the meaning set forth in "Additional Information Concerning The Series B Preferred and Series C Auction Rate Preferred -- Asset Mainte nance."

"Basic Maintenance Report" means, with respect to the Series C Auction Rate Preferred, a report prepared by the Administrator which sets forth, as of the related Valuation Date, Moody's Eligible Assets and Fitch Eligible Assets sufficient to meet or exceed the Basic Maintenance Amount, the Market Value and Discounted Value thereof (seriatim and in the aggregate), and the Basic Maintenance Amount, and shall have a correlative meaning with respect to any other class or series of Preferred Stock.

"Beneficial Owner" with respect to Series C Auction Rate Preferred, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such shares of such series.

"Bid" has the meaning set forth in "Additional Information Concerning the Auction for the Series C Auction Rate Preferred -- Submission of Orders by Broker-Dealers to Auction Agent."

"Bidder" has the meaning set forth in "Additional Information Concerning the Auction for Series C Auction Rate Preferred -- Submission of Orders by Broker-Dealers to Auction Agent."

"Board of Directors" or "Board" means the Board of Directors of the Fund or any duly authorized committee thereof as permitted by applicable law.

"Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

"Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Proce dures.

"Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

"Canadian Bonds" has the meaning ascribed to it in "Moody's and Fitch Guidelines -- Fitch Guidelines."

"Charter" means the Articles of Amendment and Restatement of the Fund, as amended or supplemented (including the Articles Supplementary), as filed with the State Department of Assessments and Taxation of the State of Maryland.

"Code" means the Internal Revenue Code of 1986, as amended.

"Commission" means the Securities and Exchange Commission.

"Common Stock" means the shares of the Fund's common stock, par value $.001 per share.

"Cure Date" has the meaning set forth in paragraph 3(a)(i) of Article II of the Articles Supplementary for the Series B Preferred and paragraph 3(a)(ii) of Article I of the Articles Supplementary for the Series C Auction Rate Preferred.

"Date of Original Issue" means the date on which the Series B Preferred or Series C Auction Rate Preferred, as the case may be, is originally issued by the Fund.

"Debt Securities" has the meaning ascribed to it in "Moody's and Fitch Guidelines -- Fitch Guidelines."

"Default Period" has the meaning set forth in "Additional Information Concerning the Series B Preferred and Series C Auction Rate Preferred -- Dividends and Dividend Period."

"Default Rate" means the Reference Rate multiplied by three (3).

"Deposit Assets" means cash, Short-Term Money Market Instruments and U.S. Govern ment Obligations. Except for determining whether the Fund has Eligible Assets with an Adjusted Value equal to or greater than the Basic Maintenance Amount, each Deposit Asset shall be deemed to have a value equal to its principal or face amount payable at maturity plus any interest payable thereon after delivery of such Deposit Asset but only if payable on or prior to the applicable payment date in advance of which the relevant deposit is made.

"Discount Factor" means (i) so long as Moody's is rating the Series B Preferred or Series C Auction Rate Preferred at the Fund's request, the Moody's Discount Factor, (ii) so long as Fitch is rating the Series C Auction Rate Preferred, the Fitch Discount Factor, and/or (iii) any applicable discount factor established by any Other Rating Agency, whichever is applicable.

"Discounted Value" means, as applicable, (i) the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the applicable quotient or product as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the applicable quotient or product as calculated above or the par value, whichever is lower.

"Dividend Default" has the meaning set forth in "Additional Information Concerning the Series B Preferred and Series C Auction Rate Preferred -- Dividends and Dividend Period."

"Dividend Payment Date" means, with respect to the Series B Preferred Stock, any date on which dividends declared by the Board of Directors thereon are payable pursuant to the provisions of paragraph 1(a) of Article II of the Articles Supplementary of the Series B Preferred, and, with respect to the Series C Auction Rate Preferred, any date on which dividends declared by the Board of Directors thereon are payable pursuant to the provisions of paragraph 2(b) of Article I of the Articles Supplementary, for the Series C Auction Rate Preferred, and shall have a correlative meaning with respect to any other class or series of Preferred Stock.

"Dividend Period" means, with respect to Series B Preferred, the quarterly dividend specified in paragraph 1(a) of Article II of the Articles Supplementary for the Series B Preferred and, with respect to Series C Auction Rate Preferred, the initial period determined in the manner set forth under "Designation" in the Articles Supplementary of the Series C Auction Rate Preferred, and thereafter, the period commencing on the Business Day following each Auction Date and ending on the next Auction Date or, if such next Auction Date is not immediately followed by a Business Day, on the latest day prior to the next succeeding Business Day.

"Eligible Assets" means Moody's Eligible Assets (if Moody's is then rating the Series B Preferred or Series C Auction Rate Preferred at the request of the
Fund), Fitch Eligible Assets (if Fitch is then rating the Series C Auction Rate Preferred at the request of the Fund), and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Series B Preferred or Series C Auction Rate Preferred, whichever is applicable.

"Existing Holder" means (i) a person who beneficially owns those shares of Series C Auction Rate Preferred listed in that person's name in the records of the Fund or the Auction Agent or (ii) the beneficial owner of those shares of Series C Auction Rate Preferred which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer will have signed a master purchaser's letter.

"Fitch" means Fitch, Inc. and its successors at law.

"Fitch Discount Factor" has the meaning ascribed to it in "Moody's and Fitch Guidelines -- Fitch Guidelines."

"Fitch Eligible Assets" has the meaning ascribed to it in "Moody's and Fitch Guidelines -- Fitch Guidelines."

"Fitch Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 49 days thereafter.

"Fitch Industry Classifications" means, for the purposes of determining Fitch Eligible Assets, each of the following industry classifications:


                 1.         Aerospace & Defense
                 2.         Automobiles
                 3.         Banking, Finance & Real Estate
                 4.         Broadcasting & Media
                 5.         Building & Materials
                 6.         Cable
                 7.         Chemicals
                 8.         Computers & Electronics
                 9.         Consumer Products
                 10.        Energy
                 11.        Environmental Services
                 12.        Farming & Agriculture
                 13.        Food, Beverage & Tobacco
                 14.        Gaming, Lodging & Restaurants
                 15.        Healthcare & Pharmaceuticals
                 16.        Industrial/Manufacturing
                 17.        Insurance
                 18.        Leisure & Entertainment
                 19.        Metals & Mining
                 20.        Miscellaneous
                 21.        Paper & Forest Products
                 22.        Retail
                 23.        Sovereign
                 24.        Supermarkets & Drugstores
                 25.        Telecommunications
                 26.        Textiles & Furniture
                 27.        Transportation
                 28.        Utilities

"Foreign Bonds" has the meaning ascribed to it in "Moody's and Fitch Guidelines -- Fitch Guidelines."

"Hold Order" has the meaning set forth in "Additional Information Concerning the Auction for Series C Auction Rate Preferred-- Orders By Existing Holders and Potential Holders."

"Holder" means, with respect to the Series C Auction Rate Preferred, the registered holder of Series C Auction Rate Preferred shares as the same appears on the stock ledger or stock records of the Fund or records of the Auction Agent, as the case may be.

"Industry Classification" means a six-digit industry classification in the Standard Industry Classification system published by the United States.

"ISDA" has the meaning ascribed to it in "Moody's and Fitch Guidelines -- Fitch Guide lines."

"Liquidation Preference" means $25 per share of Series B Preferred and $25,000 per share of Series C Auction Rate Preferred Stock and will have a correlative meaning with respect to shares of any other class or series of Preferred Stock.

"Market Capitalization" means, with respect to any issue of common stock, as of any date, the product of (i) the number of shares of such common stock issued and outstanding as of the close of business on the date of determination thereof and (ii) the Market Value per share of such common stock as of the close of business on the date of determination thereof.

"Market Value" means the amount determined by the Fund with respect to specific Eligible Assets in accordance with valuation policies adopted from time to time by the Board of Directors as being in compliance with the requirements of the 1940 Act.

      Notwithstanding the foregoing, "Market Value" may, at the option of the Fund with respect to any of its assets, mean the amount determined with respect to specific Eligible Assets of the Fund in the manner set forth below:

      (i) as to any common or preferred stock which is an Eligible Asset, (a) if the stock is traded on a national securities exchange or quoted on the Nasdaq System, the last sales price reported on the Valuation Date or (b) if there was no reported sales price on the Valuation Date, the lower of two bid prices for such stock provided to the Administrator by two recognized securities dealers with a minimum capitalization of $25,000,000 (or other wise approved for such purpose by Moody's and Fitch) or by one such securities dealer and any other source (provided that the utilization of such source would not adversely affect Moody's and Fitch's then-current rating of the Series C Auction Rate Preferred), at least one of which will be provided in writing or by telecopy, telex, other electronic transcription, computer obtained quotation reducible to written form or similar means, and in turn provided to the Fund by any such means by such administrator, or, if two bid prices cannot be obtained, such Eligible Asset will have a Market Value of zero;

      (ii) as to any U.S. Government Obligation, Short-Term Money Market Instru ment (other than demand deposits, federal funds, bankers' acceptances and next Business Day repurchase agreements) and commercial paper, with a maturity of greater than 60 days, the product of (a) the principal amount (accreted principal to the extent such instrument accretes interest) of such instrument and
           (b) the lower of the bid prices for the same kind of instru ments having, as nearly as practicable, comparable interest rates and maturi ties provided by two recognized securities dealers having minimum capital ization of $25,000,000 (or otherwise approved for such purpose by Moody's and Fitch) or by one such dealer and any other source (provided that the utilization of such source would not adversely affect Moody's and Fitch's then-current rating of the Series B Preferred or Series C Auction Rate Preferred, as the case may be,) to the administrator, at least one of which will be provided in writing or by telecopy, telex, other electronic transcrip tion, computer obtained quotation reducible to written form or similar means, and in turn provided to the Fund by any such means by such admin istrator, or, if two bid prices cannot be obtained, such Eligible Asset will have a Market Value of zero;

      (iii)as to cash, demand deposits, federal funds, bankers' acceptances and next Business Day repurchase agreements included in Short-Term Money Market Instruments, the face value thereof;

      (iv) as to any U.S. Government Obligation, Short-Term Money Market Instru ment or commercial paper with a maturity of 60 days or fewer, amortized cost unless the board of directors determines that such value does not constitute fair value;

      (v) as to any other evidence of indebtedness which is an Eligible Asset, (a) the product of (1) the unpaid principal balance of such indebtedness as of the Valuation Date and (2)(A) if such indebtedness is traded on a national securities exchange or quoted on the Nasdaq System, the last sales price reported on the Valuation Date or (B) if there was no reported sales price on the Valuation Date or if such indebtedness is not traded on a national securities exchange or quoted on the Nasdaq System, the lower of two bid prices for such indebtedness provided by two recognized dealers with a minimum capitalization of $25,000,000 (or otherwise approved for such purpose by Moody's and Fitch) or by one such dealer and any other source (provided that the utilization of such source would not adversely affect Moody's and Fitch's then-current rating of the Series B Preferred or Series C Auction Rate Preferred , as the case may be,) to the administrator of the Fund's assets, at least one of which will be provided in writing or by telecopy, telex, other electronic transcription, computer obtained quotation reducible to written form or similar means, and in turn provided to the Fund by any such means by such administrator, plus (b) accrued interest on such indebtedness.

"Maximum Rate" means, on any date on which the Applicable Rate is determined, the applicable percentage of (i) in the case of dividend period of 184 days or less, the "AA" Financial Composite Commercial Paper Rate on the date of such Auction determined as set forth below based on the lower of the credit ratings assigned to the Series C Auction Rate Preferred by Moody's and Fitch subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers; provided that immediately following any such increase the Fund would be in compliance with the Series C Auction Rate Preferred Basic Maintenance Amount or (ii) in the case of a dividend period of longer than 184 days, the Treasury Index Rate.


Moody's Credit Rating   Fitch Credit Rating      APPLICABLE PERCENTAGE
                        --------------------     -----------------------

Aa3 or higher              AA- or higher                 150%
A3 to A1                   A- to A+                      175%
Baa3 to Baa1               BBB- to BBB+                  250%
Below Baa3                 Below BBB-                    275%

"Moody's" means Moody's Investors Service, Inc. and its successors at law.

"Moody's Discount Factor" has the meaning ascribed to it in "Moody's and Fitch Guide lines -- Moody's Guidelines."

"Moody's Eligible Assets" has the meaning ascribed to it in "Moody's and Fitch Guidelines -- Moody's Guidelines."

"1940 Act" means the Investment Company Act of 1940, as amended, or any successor statute.

"1940 Act Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding shares of Series B Preferred and Series C Auction Rate Preferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock), determined on the basis of values calculated as of a time within 48 hours (not including Saturdays, Sundays or holidays) next preceding the time of such determination.

"1940 Act Asset Coverage Certificate" means the certificate required to be delivered by the Fund pursuant to paragraph 9(a)(i)(B) of Article I of the Articles Supplementary of the Series C Auction Rate Preferred.

"Non-Call Period" means a period determined by the Board of Directors after consultation with the Broker-Dealers, during which the Series C Auction Rate Preferred Stock subject to such Special Dividend Period are not subject to redemption at the option of the Fund but only to mandatory redemption.

"NRSRO" means a Nationally Recognized Statistical Ratings Organization.

"Order" has the meaning set forth in "Additional Information Concerning the Auction for Series C Auction Rate Preferred -- Orders By Existing Holders and Potential Holders."

"Other Rating Agency" means any rating agency other than Moody's or Fitch then providing a rating for the Series C Auction Rate Preferred pursuant to the request of the Fund.

"Other Rating Agency Eligible Assets" means assets of the Fund designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Fund's assets in connection with such Other Rating Agency's rating of the Series C Auction Rate Preferred.

"Outstanding" means, as of any date, Preferred Stock theretofore issued by the Fund except:

      (i) any such share of Preferred Stock theretofore cancelled by the Fund or delivered to the Fund for cancellation;

      (ii) any such share of Preferred Stock other than the Series C Auction Rate Preferred (or other auction market preferred stock) shares as to which a notice of redemption will have been given and for whose payment at the redemption thereof Deposit Assets in the necessary amount are held by the Fund on in trust for or were paid by the Fund to the holder of such share pursuant to the Articles Supplementary with respect thereto;

      (iii)in the case of shares of the Series C Auction Rate Preferred or other auction market preferred stock, any such shares theretofore delivered to the applica ble auction agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the applicable paying agent sufficient funds to redeem such shares; and

      (iv) any such share in exchange for or in lieu of which other shares have been issued and delivered.

Notwithstanding the foregoing, (x) for purposes of voting rights (including the determina tion of the number of shares required to constitute a quorum), any Preferred Stock as to which the Fund or any subsidiary is the holder or Existing Holder, as applicable, will be disregarded and deemed not Outstanding; (y) in connection with any auction, any auction rate Preferred Stock as to which the Fund or any Person known to the auction agent to be an subsidiary is the holder or Existing Holder, as applicable, will be disregarded and not deemed Outstanding; and (z) for purposes of determining the Basic Maintenance Amount, Series C Auction Rate Preferred held by the Fund will be disregarded and deemed not Outstanding.

"Paying Agent" means with respect to Series C Auction Rate Preferred, The Bank of New York unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Auction Agent and, with respect to any other class or series of preferred stock, the Person appointed by the Fund as dividend disbursing or paying agent with respect to such class or series.

"Person"means and includes an individual, a partnership, the Fund, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

"Potential Beneficial Owner or Holder" means (i) any Existing Holder who may be interested in acquiring additional shares of Series C Auction Rate Preferred or (ii) any other person who may be interested in acquiring shares of Series C Auction Rate Preferred and who has signed a master purchaser's letter or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent which Broker-Dealer will have executed a master purchaser's letter.

"Preferred Stock" means the preferred stock, par value $.001 per share, of the Fund, and includes the Series B Preferred and Series C Auction Rate Preferred.

"Premium Call Period" means a period consisting of a number of whole years as deter mined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period will be redeemable at the Fund's option at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquidation Preference or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

"Pricing Service" means any of the following: Bloomberg Financial Service, Bridge Information Services, Data Resources Inc., FT Interactive,
International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corp., Reuters, S&P/J.J. Kenny, Telerate, Trepp Pricing and Wood Gundy.

"Rating Agency" means Moody's and Fitch as long as such rating agency is then rating the Series B Preferred or Series C Auction Rate Preferred at the request of the Fund.

"Rating Agency Guidelines" has the meaning set forth in set forth in "Moody's and Fitch Guidelines."

"Redemption Date" means, with respect to shares of the Fund's Outstanding Preferred Stock, the date fixed by the Fund for the redemption of such shares.

"Redemption Default" has the meaning set forth in "Additional Information Concerning the Series B Preferred and Series C Auction Rate Preferred -- Dividends and Dividend Period."

"Redemption Price" means, with respect to the Series B Preferred, the price set forth in paragraph 3(a) of Article II of the Articles Supplementary for the Series B Preferred Stock and, with respect to the Article C Auction Rate Preferred, the price set forth in paragraph 3(a)(i) of Article I of the Articles Supplementary for the Series C Auction Rate Preferred Stock.

"Reference Rate" means, with respect to the determination of the Default Rate, the applicable "AA" Financial Composite Commercial Paper Rate for a Dividend Period of 184 days or fewer or the applicable Treasury Index Rate for a Dividend Period of longer than 184 days and, with respect to the determination of the Maximum Rate, the "AA" Financial Composite Commercial Paper Rate or the Treasury Index Rate, as appropriate.

"Reorganization Bonds" has the meaning ascribed to it in "Moody's and Fitch Guidelines -- Fitch Guidelines."

"S&P" means Standard & Poor's Ratings Services, or its successors at law.

"Securities Act" means The Securities Act of 1933, as amended, or any successor statute.

"Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of Series B Preferred or Series C Auction Rate Preferred.

"Sell Order" has the meaning set forth in "Additional Information Concerning the Auction for Series C Auction Rate Preferred -- Submission of Orders by Broker-Dealers to Auction Agent."

"Series A Preferred" means the Fund's 8% Cumulative Preferred Stock, $.001 par value per share and liquidation preference $25 per share.

"Series B Preferred" means the Fund's Series B Cumulative Preferred Stock, $.001 par value per share and liquidation preference $25 per share.

"Series C Auction Rate Preferred" means the Fund's Series C Auction Rate Cumulative Preferred Stock, $.001 par value per share and liquidation preference $25,000 per share.

"Series C Auction Rate Preferred Basic Maintenance Amount Test" means a test which is met if the lower of the aggregate Discounted Values of the Moody's Eligible Assets or the Fitch Eligible Assets if both Moody's and Fitch are then rating the Series C Auction Rate Preferred at the request of the Fund, or the Eligible Assets of whichever of Moody's or Fitch is then doing so if only one of Moody's or Fitch is then rating the Series C Auction Rate Preferred at the request of the Fund, meets or exceeds the Basic Maintenance Amount with respect to the Series C Auction Rate Preferred.

"Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

      (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

      (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (a) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (b) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

      (iii)overnight funds; and

      (iv) U.S. Government Obligations.

"Special Dividend Period" means a Dividend Period that is not a Standard Dividend Period.

"Specific Redemption Provisions" means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a Non-Call Period and (ii) a Premium Call Period.

"Standard Dividend Period" means a Dividend Period of seven days, subject to increase or decrease to the extent necessary for the next Auction Date and Dividend Payment Date to each be Business Days.

"Submission Deadline" means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

"Submitted Bid" has the meaning set forth in "Additional Information Concerning the Auction for Series C Auction Rate Preferred -- Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Submitted Bid Order" has the meaning set forth in "Additional Information Concerning the Auction for Series C Auction Rate Preferred -- Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Submitted Hold Order" has the meaning set forth in "Additional Information Concerning the Auction for Series C Auction Rate Preferred -- Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."


                           A-12
"Submitted Order" has the meaning set forth in "Additional Information Concerning the Auction for Series C Auction Rate Preferred -- Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Submitted Sell Order" has the meaning set forth in "Additional Information Concerning the Auction for Series C Auction Rate Preferred -- Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Sufficient Clearing Bids" has the meaning set forth in "Additional Information Concern ing the Auction for Series C Auction Rate Preferred -- Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Sufficient Clearing Orders" means that all shares of Series C Auction Rate Preferred are the subject of Submitted Hold Orders or that the number of shares of Series C Auction Rate Preferred that are the subject of Submitted Bids by Potential Holders specifying one or more rates equal to or less than the Maximum Rate exceeds or equals the sum of (i) the number of shares of Series C Auction Rate Preferred that are subject of Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Rate and (ii) the number of shares of Series C Auction Rate Preferred that are subject to Submitted Sell Orders.

"Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent neces sary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release will not have been published during the 15 days preceding the date of computation, the foregoing computations will be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government Obligations selected by the Fund.

"U.S. Government Obligations" means direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

"Valuation Date" means the last Business Day of each month, or such other date as the Fund and Rating Agencies may agree to for purposes of determining the Basic Maintenance Amount.

"Winning Bid Rate" means the lowest rate specified in the Submitted Bids which if:

      (i) (a) each such Submitted Bid of Existing Holders specifying such lowest rate and

           (b) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

      (ii) (a) each such Submitted Bid of Potential Holders specifying such lowest rate and

           (b) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (i) above continuing to hold an aggregate number of Outstanding Series C Auction Rate Preferred shares which, when added to the number of Outstanding Series C Auction Rate Preferred shares to be purchased by such Potential Holders described in subclause (ii) above, would equal not less than the Available Series C Auction Rate Preferred shares.

                                   PART C

OTHER INFORMATION

ITEM 24.          FINANCIAL STATEMENTS AND EXHIBITS


(1) Financial Statements

     (a) Financial Statements (audited) for the fiscal year 2002(1)

         (i)    Portfolio of Investments as of December 31, 2002

         (ii)   Statement of Assets and Liabilities as of December 31, 2002

         (iii)  Statement of Operations for the year ended December 31, 2002

         (iv) Statement of Changes in Net Assets for the year ended December 31, 2002

         (v) Financial highlights for a share outstanding throughout the periods 1992 through 2002

         (vi)   Notes to Financial Statements

         (vii)  Report of Independent Accountants

(2) Exhibits


     (a) (i)    Articles of Incorporation(2)

         (ii)   Articles Supplementary for the 7.92% Cumulative Preferred
                Stock(3)

         (iii) Articles Supplementary for the Series B___% Cumulative Preferred Stock (4)

         (iv) Articles Supplementary for the Series C Auction Rate Cumulative Preferred Stock(4)

     (b) Amended and Restated By-Laws of Registrant(3)
     (c) Not applicable
     (d) (i) Specimen Stock Certificate:
             (A) 7.92% Cumulative Preferred Stock
             (B) Series B ___% Cumulative Preferred Stock (4)
             (C) Series C Auction Rate Cumulative Preferred Stock (4).
     (e) Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant(5)
     (f) Not applicable
     (g) Investment Advisory Agreement between Registrant and Gabelli Funds, LLC(5)
     (h) Form of Underwriting Agreement(4)
     (i) Not applicable
     (j) Custodian Contract between Registrant and Boston Safe Deposit and
         Trust Company(3)
     (k) Registrar, Transfer Agency and Service Agreement between Registrant and EquiServe Trust Company(3)
     (l) (i)  Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP(4)
         (ii) Opinion and Consent of Miles & Stockbridge(4)
         (iii)Opinion and Consent of Simpson Thacher & Bartlett (4)
     (m) Not applicable
     (n) (i) Consent of independent accountant(4)
         (ii) Powers of Attorney
     (o) Not applicable
     (p) Not applicable
     (q) Not Applicable
     (r) Codes of Ethics of the Fund and the Adviser(5)

___________________

(1) Incorporated by reference to the Fund's annual report filed on March 10, 2003.
(2)    Incorporated by reference from the Registrant's Registration
       Statement on Form N-2, File Nos.333-60407 and 811-8476, as filed with the Securities and Exchange Commission on June 20, 1995
(3) Incorporated by reference from Amendment No. 1 to the Registrant's Registration Statement on Form N-2, File No. 333-60407 and 811-8476, as filed with the Securities and Exchange Commission on August 7, 1997.
(4)    To be filed by amendment.
(5)    Incorporated by reference from the Registrant's Registration
       Statement on Form N-2, File No. 333-33514 and 811- 8476, as filed with the Securities and Exchange Commission on June 2, 2000

Item 25.  Marketing Arrangements

        See Exhibit 2(h) to this Registration Statement.


Item 26.  Other Expenses of Issuance and Distribution

       The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:



SEC registration fees..............................................      $
New York Stock Exchange listing fee................................
Printing and engraving expenses ...................................
Auditing fees and expenses ........................................
Legal fees and expenses............................................
Blue Sky fees and expenses.........................................
Miscellaneous......................................................
       Total.......................................................      $


Item 27.   Persons Controlled by or Under Common Control with Registrant

       NONE

Item 28.  Number of Holders of Securities as of December 31, 2002

                                                               Number of Record
Title of Class                                                     Holders
--------------                                                     -------

Capital Stock, par value $.001 per share
8.00% Cumulative Preferred Stock, par value $.001 per share


Item 29.   Indemnification

       The response of this Item is incorporated by reference to the caption "Limitation of Officers' and Directors Liability" in the Part B of this Registration Statement.

       Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered. Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


Item 30.      Business and Other Connections of Investment Adviser

         The Investment Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the Commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-26202).


Item 31.      Location of Accounts and Records

         The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at One Corporate Center, Rye, New York 10580-1434, in part at the offices of the Custodian, Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02108, at the offices of the Fund's Administrator, PFPC, Inc, 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, and in part at the offices of EquiServe Trust Company, N.A., PO Box 43025, Providence, RI 02940-3025.

Item 32.      Management Services

         Not applicable.

Item 33.      Undertakings

1. Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.       Not applicable.

3.       Not applicable.

4.       The undersigned registrant hereby undertakes:

         1. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

              (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwith standing the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospec tus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registra tion Fee" table in the effective registration statement.

              (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         2. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         3. The undersigned registrant hereby undertakes to supplement the prospectus, after expiration of the subscription period, to set forth the results of the subscription offer, and the terms of any subsequent reoffering thereof.

5. 1. Registrant undertakes that, for the purpose of determining any liability under the Securities Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

         2. Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                                  SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Rye, State of New York, on the 17th day of March, 2003.

                                    THE GABELLI MULTIMEDIA TRUST INC.


                                    By:    /s/ Bruce N. Alpert
                                          ---------------------------------
                                           Bruce N. Alpert
                                           Vice President and Treasurer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 17th day of March, 2003.




      Signature                             Title

        *                           Director, and Chief Investment Officer
--------------------------
Mario J. Gabelli

        *                           Director
--------------------------
Thomas E. Bratter

        *                           Director
--------------------------
Anthony J. Colavita

        *                           Director
--------------------------
James P. Conn

        *                           Director
--------------------------
Frank J. Fahrenkopf, Jr.

        *                           Director
--------------------------
Karl Otto Pohl

        *                           Director
--------------------------
Anthony R. Pustorino

        *                           Director
--------------------------
Werner Roeder


        *                           Director
--------------------------
Salvatore J. Zizza

/s/ Bruce N. Alpert
--------------------------          President
Bruce N. Alpert
Attorney-in-Fact

* Pursuant to a Power of Attorney, filed herewith.


                                 EXHIBIT INDEX


EXHIBIT NUMBER                      DESCRIPTION

EX-99 (a) (i)              Articles of Incorporation*

EX-99 (a) (ii)             Articles Supplementary relating to the Series A
                           7.92% Cumulative Preferred Stock*

EX-99 (a) (iii)            Articles Supplementary relating to the Series B __%
                           Cumulative Preferred Stock**

EX-99 (a) (iv)             Articles Supplementary relating to the Series C
                           Auction Rate Cumulative Preferred**

EX-99 (b)                  Amended and Restated By-Laws

EX-99 (d) (i) (A)          Specimen Stock Certificate, Series A 7.92% Cumulative
                           Preferred Stock*

EX-99 (d) (i) (B)          Specimen Stock Certificate, Series B Cumulative
                           Preferred Stock**

EX-99 (d) (i) (C)          Specimen Stock Certificate, Series C Auction Rate
                           Cumulative Preferred Stock**

EX-99 (e)                  Automatic Dividend Reinvestment and Voluntary Cash
                           Purchase Plan*

EX-99 (g)                  Investment Advisory Agreement between Registrant and
                           Gabelli Funds, LLC*

EX-99 (h)                  Form of Underwriting Agreement**

EX-99 (j)                  Custodian Agreement between Registrant and State
                           Street Bank and Trust Company*

EX-99 (k) (i)              Registrar, Transfer Agency and Service Agreement
                           between Registrant and EquiServe Trust Company*

EX-99 (k) (ii)             Form of Auction Agency Agreement**

EX-99 (k) (iii)            Form of Broker-Dealer Agreement**

EX-99 (k) (iv)             Form of DTC Agreement**

EX-99 (l) (i)              Opinion and Consent of Skadden, Arps, Slate, Meagher
                           & Flom LLP**

EX-99 (l) (ii)             Opinion and Consent of Miles & Stockbridge**

EX-99 (l) (iii)            Opinion and Consent of Simpson Thacher & Bartlett**

EX-99 (n) (i)              Consent of PricewaterhouseCoopers LLP

EX-99 (n) (ii)             Powers of Attorney

EX-99 (r)                  Code of Ethics*

--------------
*        Previously filed and incorporated by reference.
**       To be filed by amendment.